AFL-CIO
                            HOUSING INVESTMENT TRUST

                [LOGO OF THE AFL-CIO HOUSING INVESTMENT TRUST]


                           -------------------
                               PROSPECTUS
                           -------------------

     The investment goal of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is to generate competitive risk-adjusted total rates of return for its participants by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations. Other important goals of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Prospectus sets forth information about the HIT that you should know before investing. You should read and retain this Prospectus for future reference.


The date of this Prospectus is July 29, 2002.


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                                 TABLE OF CONTENTS

                                                               PAGE
THE HIT - SUMMARY

     WHAT ARE THE HIT'S GOALS?..............................     1

     WHAT ARE THE HIT'S PRINCIPAL INVESTMENT STRATEGIES?....     1

     WHAT ARE THE MAIN RISKS OF INVESTING IN THE HIT?.......     2

     WHO SHOULD INVEST IN THE HIT?..........................     4

     HIT PERFORMANCE........................................     5

     FEES AND EXPENSES OF THE HIT...........................     6

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS

     INVESTMENT OBJECTIVES..................................     7

     PERMISSIBLE INVESTMENTS AND PRINCIPAL INVESTMENT
     STRATEGIES.............................................     7

     PRINCIPAL INVESTMENT RISKS............................     10

     FINANCIAL HIGHLIGHTS..................................     14

     MANAGEMENT'S DISCUSSION OF THE HIT'S PERFORMANCE......     17

BUYING AND SELLING UNITS IN THE HIT

     ELIGIBLE INVESTORS....................................     19

     PURCHASING UNITS......................................     19

     SELLING OR REDEEMING UNITS............................     20

     DISTRIBUTION CHARGES (RULE 12B-1 FEES)................     20

MANAGEMENT AND STRUCTURE

     MANAGEMENT............................................     20

     HIT STRUCTURE.........................................     21

GENERAL INFORMATION

     DISTRIBUTIONS AND TAXES...............................     22

TO LEARN MORE

     STATEMENT OF ADDITIONAL INFORMATION...................     23

     PARTICIPANT REPORTS...................................     23

     FOR MORE INFORMATION..................................     23


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                             THE HIT - SUMMARY

     The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is an open-end investment company, commonly called a mutual fund.

     This section of the Prospectus gives you a brief summary of the HIT's investment goals, strategies and primary risks, as well as performance and fee information. More detailed information about the HIT follows this summary and is also contained in the HIT's Statement of Additional Information ("SAI").

WHAT ARE THE HIT'S GOALS?

     The HIT's investment goal is to generate competitive risk-adjusted total rates of return for its participants ("Participants") by investing in fixed-income investments, consisting primarily of multifamily and single family mortgage-backed securities and mortgage-backed obligations, including participation interests ("Mortgage Securities"). Other important goals of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish these goals, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of multifamily and single family housing projects and health care facilities and in Mortgage Securities backed by single family loans. All on-site construction work financed through HIT investments is to be performed by 100% union labor.

WHAT ARE THE HIT'S PRINCIPAL INVESTMENT STRATEGIES?

     Current income is the most important factor in the HIT's total returns over the long term. The HIT emphasizes the generation of current income by concentrating its investments in Mortgage Securities that provide competitive risk-adjusted returns.

     The HIT's declaration of trust (the "Declaration of Trust") requires the HIT to invest primarily in Mortgage Securities that are either insured or guaranteed by the Federal Housing Administration ("FHA") or Government National Mortgage Association ("Ginnie Mae") both part of the United States Department of Housing and Urban Development, or are issued, guaranteed or backed by Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As of May 31, 2002, 91% of HIT's assets were in this category. However, this percentage could change. The term "assets," as used in this Prospectus, means funds invested or available for investment by the HIT.

     The HIT may also invest up to 30% of its assets in Mortgage Securities that are insured or guaranteed by state or local governments, state or local governmental entities or private entities that are rated A or better by a nationally-recognized rating agency or have evidence of support by a state or local government or agency or instrumentality thereof. As of May 31, 2002, 2% of HIT assets were in this category. However, this percentage could change.

     Finally, the HIT may invest up to 10% of its assets in debt securities (i.e., securities other than Mortgage Securities which are otherwise permitted under the HIT's guidelines) with a term of ten years or less that are issued by the U.S. Treasury or issued or guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac or the Federal Home Loan Banks, or, in certain cases, backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks (collectively, "Treasury, Fannie, Freddie and FHLB Securities"). As of May 31, 2002, 5% of HIT's assets were in this category. However, this percentage could change.

     The types of Mortgage Securities in which the HIT may invest are described in more detail below under the heading "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS."
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     Consistent with the HIT's objective of minimizing credit risk, as of May
31, 2002, 98% of the HIT's assets were issued, guaranteed or insured by the U.S. government or U.S. government sponsored entities including Fannie Mae, Freddie Mac and the Federal Home Loan Banks, or in cash or Short-Term Investments as defined below under the heading "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS - PERMISSIBLE INVESTMENTS AND PRINCIPLE INVESTMENT STRATEGIES -- PRINCIPAL INVESTMENT STRATEGIES."

     Many of the Mortgage Securities in which the HIT invests are backed by mortgages for transactions it negotiates and structures to meet its requirements. In these cases, the HIT may obtain assets tailored to its risk and return requirements.

     To measure, monitor and reduce risk and maximize returns, the HIT currently tracks its returns against the Lehman Brothers Aggregate Bond Index, a core fixed-income index and uses a variety of strategies to maintain a risk profile comparable to that benchmark index. These strategies include, but are not limited to, managing duration of the portfolio (which impacts directly upon interest rate risk) within a range comparable to the benchmark index and managing prepayment risk by negotiating prepayment restrictions for Mortgage Securities backed by multifamily housing projects including market-rate housing, low-income housing, housing for the elderly or handicapped, intermediate care facilities, assisted living facilities and nursing homes (collectively, "Multifamily Projects").

     The HIT relies primarily on credit enhancement by governmental units and agencies, government-sponsored entities, or rated private entities to reduce the credit risk associated with the underlying investments. The HIT also seeks projects that will enhance local community development efforts and/or have financial or other support from the local or state government, such as tax credits or subsidies.

     The HIT will, from time to time, sell Mortgage Securities and Treasury, Fannie, Freddie and FHLB Securities to meet the needs of the HIT, including the need to adjust the duration, yield and diversification of the HIT's portfolio to track more closely the HIT's benchmark index.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE HIT?

     The value of the HIT's investments and units of beneficial interest in the HIT ("Units") may go up or down and Participants' holdings in the HIT could lose value. The HIT's principal risks are those of investing in fixed income securities, which include the following types of risks:

     INTEREST RATE RISK: As with any fixed-income investment, the market value of the HIT's investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates on the investments. Participants who sell Units at times when interest rates have increased may suffer a loss. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT's Mortgage Securities to increase unexpectedly. This could in turn further reduce the value of the HIT's portfolio.

     PREPAYMENT AND EXTENSION RISK: Generally, the market value of the HIT's investments will rise at times when market interest rates fall below the interest rates on the investments. However, at such times, some borrowers may prepay the mortgage loans backing the HIT's Mortgage Securities more quickly than might otherwise be the case. In such event the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. As noted above, the majority of the HIT's Mortgage Securities backed by loans for Multifamily Projects include restrictions on prepayments for specified periods to help protect against this risk.

     When market interest rates rise above the interest rates of HIT investments, the prepayment rate of the mortgage loans backing the HIT's Mortgage Securities may decrease, causing the average maturity of HIT investments to lengthen. This may increase the HIT portfolio's sensitivity to rising rates and its potential for price declines.

                                      2
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     CREDIT RISK: Credit risk is the risk of loss of principal and interest as a result of a default under the credit enhancement backing the HIT's Mortgage Securities after a default on the underlying mortgage loan. The HIT's assets must be primarily invested in securities that are issued, guaranteed or insured by the United States government, Fannie Mae Freddie Mac, or the Federal Home Loan Banks. The credit risk associated with this type of investment is low. However, Fannie Mae, Freddie Mac and the Federal Home Loan Banks are privately-owned government-sponsored entities and their obligations are not backed by the United States government. While Fannie Mae, Freddie Mac and the Federal Home Loan Banks may borrow funds from the United States Treasury, the amount available under such borrowings is very small as a percentage of the total amount of obligations issued and/or guaranteed by Fannie Mae, Freddie Mac and the Federal Home Loan Banks. As of May 31, 2002, 44% of the HIT's assets were issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks. However, this percentage could change. For more information about the risks associated with the HIT and its risk management strategies, see "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS-PRINCIPAL INVESTMENT RISKS" below.

     To the extent credit enhancement for the HIT's Mortgage Securities is provided by private entities or state or local governments or governmental entities, there is a risk that there will be a default on the underlying mortgage loan and that the insurer/guarantor will not be able to meet its insurance or guaranty obligations. Up to 30% of the HIT's assets may be invested in Mortgage Securities which have credit enhancement provided by such entities, or have evidence of support by a state or local government or agency
or instrumentality thereof.   The  Declaration of Trust imposes certain rating
requirements on the entities providing such credit enhancement.

     If the credit rating of any credit enhancement provider is reduced, the value of investments guaranteed or insured by that entity may be reduced and could be worth less than the face amount of the investments. The HIT would not be required to divest itself of assets insured or guaranteed by an entity that has been subject to a reduction in its credit rating unless otherwise necessary to meet the HIT's liquidity requirements.

     DEFAULT RISK: There is a risk that borrowers may default under the mortgage loans which directly or indirectly secure the HIT's Mortgage Securities. In such event, the HIT may experience a loss of principal and interest on the related Mortgage Securities. Some forms of credit enhancement, including Ginnie Mae, Fannie Mae and Freddie Mac guarantees, eliminate the risk of loss of principal and interest on the Mortgage Securities. Mortgage Securities with such guarantees comprised 77% of the HIT's Mortgage Securities as of May 31, 2002, although such percentage may change. Mortgage Securities insured by FHA are fully insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but the mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable upon default in accordance with its mortgage insurance program. Mortgage Securities insured by FHA comprised 18% of the HIT's Mortgage Securities as of May 31, 2002, although such percentage may change.

     To the extent that guarantees, insurance or other credit enhancements cover any resulting losses of principal and interest, the impact of any default on a mortgage loan securing a Mortgage Security on HIT's portfolio will be primarily that of the premature liquidation of the relevant loan and the related Mortgage Security.

     LIQUIDITY AND RESALE RISKS: As of May 31, 2002, 98% of the HIT's assets were federally insured or guaranteed, or issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks or in cash or Short-Term Investments. Only 2% of the HIT's assets were invested in Mortgage Securities with other forms of credit enhancement, such as state and local government guarantees or other private insurance or guarantees. There may be a more limited resale market for investments with such other forms of credit enhancement and the HIT may experience a loss if it is forced to sell such investments to meet redemption requests or to fulfill other obligations of the HIT.

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     An investment in the HIT is not insured by the federal government, any government agency, Fannie Mae, Freddie Mac, the Federal Home Loan Banks or any other firm or entity. For more information about the above risks and other risks associated with the HIT and its risk management strategies, see "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS -- PRINCIPAL INVESTMENT RISKS" below.

WHO SHOULD INVEST IN THE HIT?

     The HIT may be an appropriate investment for eligible labor organizations and pension plans which:

     -are seeking a fixed-income investment with a high degree of security -are looking for an investment with a history of providing highly\
      competitive risk-adjusted returns
     -desire the portfolio diversification that can be obtained from single family and multifamily Mortgage Securities
     -wish to encourage union employment in housing construction and community revitalization
     -want to invest in a national mortgage investment program
     -prefer an investment with a cost-effective operating structure
     -are seeking a long-term investment with monthly liquidity

For more information about eligibility to invest in the HIT, see "BUYING AND SELLING UNITS IN THE HIT -- ELIGIBLE INVESTORS" below.




                                          4
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HIT PERFORMANCE

     The following bar chart and table show the HIT's annual total returns and long-term performance after deduction of operating expenses. They provide an indication of the risks of investing in the HIT by showing changes in the HIT's performance from year to year over the past ten years and by showing how the HIT's average annual returns for one, five and ten years compare to the Lehman Aggregate Bond Index. Past performance does not insure that the HIT will achieve similar results in the future.

                             ANNUAL TOTAL RETURNS
                         (Net of Operating Expenses)

During the ten-year period shown in the following bar chart, the highest return for a quarter was 6.38% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.33% (quarter ending March 31, 1994).


                         [Bar chart of Annual Total Returns]

1992   1993    1994    1995   1996   1997    1998    1999    2000     2001
---------------------------------------------------------------------------
5.76%  9.67%  -2.70%  19.56%  5.12%  10.74%  8.28%  -0.57%   12.31%   8.21%


                      AVERAGE ANNUAL TOTAL RETURNS
                (for the periods ending December 31, 2001)
                 ----------------------------------------

                         PAST ONE YEAR     PAST FIVE YEARS     PAST TEN YEARS

AFL-CIO Housing
Investment Trust*            8.21%              7.70%               7.47%

Lehman Aggregate
Bond Index**                 8.44%              7.43%               7.23%

-----------------------------
* HIT's Average Annual Total Returns are presented net of operating expenses.
** The Lehman Aggregate Bond Index is an unmanaged index generally representative of government bonds, agency bonds, investment grade corporate debt securities, mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. This Index does not include any deduction for expenses.


                                     5

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FEES AND EXPENSES OF THE HIT

     Investors pay certain expenses in connection with investing in the HIT. The purpose of the following table is to assist you in understanding the various expenses that you may pay if you buy and hold Units in the HIT. The HIT does not charge any sales charge (load) on the purchase of Units, any fee on the sale or redemption of Units or any other exchange fee or account fee. The expenses shown under "Annual HIT Operating Expenses" are based upon those incurred in the fiscal year ended December 31, 2001.

                      ANNUAL HIT OPERATING EXPENSES
             (expenses that are deducted from HIT assets
                as a percentage of average net assets)


         Management Fees                    0%(1)
         Distribution (12b-1) Fees        .02%
         Other Expenses                   .35%(1)

         Total HIT Operating Expenses     .37%

(1) The HIT's portfolio is internally managed, apart from a portion of the short-term investment portfolio managed by Wellington Management Company, LLP. Since the management fee paid to Wellington Management Company, LLP in 2001 was less than 0.01%, this fee is included in other expenses and not shown separately in the table.

Example

     This example is intended to help you compare the cost of investing in the HIT with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the HIT for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the HIT's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         One Year       Three Years       Five Years       Ten Years

            $37            $117              $204            $465



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                   INVESTMENT OBJECTIVES, PRINCIPAL
                     STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

     The HIT's investment goal is to generate competitive risk-adjusted total rates of return for its Participants by investing in fixed-income investments, consisting primarily of Mortgage Securities. Other important goals of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish these goals, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of Multifamily Projects and single family housing projects and in Mortgage Securities backed by single family loans. The HIT's Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting
in a concentration of investments in the real estate industry.   All on-site
construction work financed through HIT investments is to be performed by 100% union labor.

PERMISSIBLE INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

PERMISSIBLE INVESTMENTS

     The policies described in this section are fundamental policies of the HIT set forth in the Declaration of Trust and will not be changed without the approval of the holders of a majority of the HIT's outstanding Units. The types of Mortgage Securities in which the HIT will invest are described below.

      Federally Insured or Guaranteed Mortgage Securities; Fannie Mae/Freddie Mac-Related Mortgage Securities. The HIT must invest primarily in these types of Mortgage Securities, which include:

     - construction and permanent mortgage loans which are insured or guaranteed by the federal government or an agency of the federal government, including the FHA, Ginnie Mae and the Department of Veterans Affairs;

     - mortgage-backed securities which are secured by mortgage loans and/or securities which are insured or guaranteed by the federal government or an agency of the federal government and are rated AAA or AA by a nationally recognized rating agency, including Real Estate Mortgage Investment Conduit Securities ("REMICS"), which are mortgage-backed securities collateralized by or representing an interest in a pool of mortgages or mortgage-backed securities;

     - mortgage loans, securities or other obligations which are issued or guaranteed by Fannie Mae or Freddie Mac (including Fannie Mae mortgage-backed securities, Freddie Mac participation certificates and REMICS). Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. As of May 31, 2002, each had a senior unsecured debt rating of "AAA" from Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. and a long-term senior unsecured debt rating of "Aaa" from Moody's Investor Service, Inc. The United States government does not insure or guarantee Fannie Mae or Freddie Mac obligations;

     - securities which are backed by Fannie Mae or Freddie Mac and are rated AAA or AA by a nationally recognized rating agency when issued.

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     As of May 31, 2002, these types of Mortgage Securities, together with cash or Short-Term Investments, represented 93% of the HIT's assets. However, this percentage could change. The HIT intends to concentrate its investments in these types of Mortgage Securities to the extent that market conditions permit, consistent with the overall objectives of the HIT.

      State/Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans for Projects which Have Evidence of Support from a State or Local Government and which Meet Specified Underwriting Criteria. The HIT may invest up to 30% of its assets in Mortgage Securities that are insured or guaranteed by state or local governments, state or local governmental entities or private entities that are rated A or better by a nationally-recognized rating agency (including credit-enhanced bridge loans for low-income housing tax credit projects) or construction and/or permanent mortgage loans for projects which have evidence of support from a state or local government (or an agency or instrumentality thereof) and meet certain underwriting criteria specified in the Declaration of Trust. All investments in these categories, like all the HIT's investments, are subject to the requirement that at least 90% of all of the HIT's assets must be liquid (i.e., that they are readily marketable and convertible into cash within 120 days without a discount from their market value). Certain of the investments in these categories are subject to further caps, expressed as a maximum percentage of the HIT's assets, as set forth below. As of May 31, 2002, these types of investments constituted 2% of the HIT's assets. However, this percentage could change. To date these types of investments have never represented more than 3% of the HIT's assets.

     Investments in these categories include the following types of mortgage loans (as well as interests in and securities backed by these types of mortgage loans):

     - construction and/or permanent mortgage loans which have credit enhancement as required by the Declaration of Trust from a state or local government (or an agency or instrumentality thereof), including state and local housing finance agencies;

     - construction and/or permanent mortgage loans which are made by a state or local government entity or any other lender, as long as the loan (or securities backed by the loan) is secured by a cash escrow or a letter of credit, insurance or another form of guaranty issued by an entity which meets credit rating requirements imposed by the Declaration of Trust;

     - credit-enhanced bridge loans for low-income housing tax credit projects meeting the credit enhancement criteria specified in the Declaration of Trust. The total principal amount of the investments in this category outstanding from time to time may not exceed 5% of the value of all of the HIT's assets;

     - construction and/or permanent mortgage loans for projects which have evidence of support from a state or local government (or an agency or instrumentality thereof) and meet underwriting criteria specified in the Declaration of Trust, including requirements that the loan-to-value ratio may not exceed 60% (or 75% if the HIT receives required credit enhancement or the project receives low income housing tax credits), that the state or local government or a tax-exempt foundation must make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects must be at least 1.15, based upon projections of future income and expenses. The total principal amount of the investments in this category outstanding from time to time may not exceed 4% of the value of all of the HIT's assets.

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     The HIT may also invest in state and local government credit enhanced
Mortgage Securities or privately credit-enhanced Mortgage Securities which have any combination of the types of credit enhancement required for HIT investments, as long as 100% of the principal portion of the investment has acceptable forms of credit enhancement. Multiple forms of credit enhancement may be combined either concurrently or sequentially.

     The Mortgage Securities described in this section are not insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae or Freddie Mac. In addition, these Mortgage Securities do not have to be rated or ratable, although some of these Mortgage Securities must have credit enhancement which is provided by an entity which has a rating which is equal to or better than a specified level. The Declaration of Trust contains very detailed and specific criteria for these types of investments. For more information about these types of investments and the criteria which apply to each, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--STATE/LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT ENHANCED MORTGAGE SECURITIES" in the SAI.

      Treasury, Fannie, Freddie and FHLB Securities. The HIT may invest up to 10% of its assets in United States Treasury obligations, obligations issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks and, as long as such obligations are rated in one of the two highest rating categories, obligations backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks. Under the Declaration of Trust, all such Treasury, Fannie, Freddie and FHLB Securities must have a scheduled maturity of ten years or
less.   Treasury, Fannie, Freddie and FHLB Securities are highly liquid.  The
HIT has no requirement that its Treasury, Fannie, Freddie and FHLB Securities be rated, except for obligations which are backed by, rather than insured or guaranteed by, Fannie Mae, Freddie Mac or the Federal Home Loan Banks.
This type of investment may not constitute more than 10% of the HIT's assets. As of May 31, 2002, these types of investments constituted 5% of the HIT's assets. However, this percentage could change. For more information about these types of investments, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--TREASURY, FANNIE, FREDDIE AND FHLB SECURITIES" in the SAI.

PRINCIPAL INVESTMENT STRATEGIES

The HIT's principal investment strategies are as follows:

     - To minimize credit risk and generate current income, the HIT intends to maximize the portion of its assets in investments insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae or Freddie Mac, directly or indirectly, to the extent that market conditions permit and consistent with its overall objectives.

     - At least 90% of the HIT's assets must be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value.

     - To mitigate interest rate risk, the HIT's policy is to maintain the effective duration of its portfolio within the range of plus or minus one-half year of the effective duration of the Lehman Aggregate Bond Index. The HIT periodically compares the effective duration of its portfolio to the effective duration of the Lehman Aggregate Bond Index and sells and acquires securities

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           in order to be "market neutral" when compared to the Lehman
           Aggregate Bond Index. For the five-year period ended on December 31, 2001, the HIT's average annualized portfolio turnover rate was 30.7%, which reflects the effects of this policy. The HIT does not employ interest rate anticipation strategies.

     - To mitigate prepayment risk, the HIT typically negotiates prepayment restrictions for its investments in Mortgage Securities backed by Multifamily Projects. Such prepayment restrictions, also known as "call protection," can take the form of prepayment lockouts, prepayment premiums, yield maintenance premiums or a combination of the foregoing. The forms of call protection that the HIT typically negotiates include prepayment lockouts ranging from one month to 15 years from the completion of the related project and prepayment premiums ranging from 0.125% to 5.00% of the amount prepaid. As of May 31, 2002, 98.5% of the HIT's investments in Mortgage Securities backed by Multifamily Projects possessed some form of call protection and 100% of Treasury, Fannie, Freddie and FHLB Securities in which the Trust invested were structured so that they may not be prepaid prior to their maturity. As of May 31, 2002, the HIT's portfolio consisted of 63% multifamily investments, 32% single family investments, 4% intermediate-term securities and 1% Short-Term Investments and cash.

     - The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment in or backed by mortgage loans that have not yet closed. For Multifamily Projects to be built, the HIT typically agrees to a fixed interest rate and purchase price for Mortgage Securities to
           be delivered in the future.   In periods of declining interest
           rates, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT. The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by Multifamily Projects and certain single family loans by including mandatory-delivery clauses in its commitments. In addition, the HIT usually requires a good faith deposit (generally 1/2 point), payable when commitments for Mortgage Securities related to Multifamily Projects are issued. The HIT retains the deposit if
           any such investment is not delivered to it.   These mechanisms help
           assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to it, or that the deposit will cover its losses.

     - Pending investment in Mortgage Securities, the HIT's assets are held in various short-term instruments, including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance ("Short-Term Investments").

     - The HIT does not invest in interest-only ("IO") and principal-only ("PO") collateralized mortgage obligations. IO and PO investments can be highly volatile and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

     For more information about the HIT's investments, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the SAI.

PRINCIPAL INVESTMENT RISKS

     As with any investment fund, there can be no guarantee that the HIT will meet its goals, or that the HIT's performance will be positive over any period of time. This section contains a summary discussion of the primary risks which can affect the value of an investment in the HIT.

INTEREST RATE RISK

     The net asset value, or "NAV," of each Unit in the HIT reflects the market value of the HIT's portfolio. The value of the HIT's portfolio, and the resulting NAV of the Units, will fluctuate, primarily in response to changing interest rates. Generally, when market interest rates rise, the NAV will fall and conversely, when market interest rates fall, the NAV will rise. If market interest rates rise above the interest rates on the HIT's Mortgage Securities, Treasury, Fannie, Freddie and FHLB Securities and Short-Term Investments, the value of those investments will fall below the principal amount of those investments. Participants who redeem Units at such times may suffer a loss.

     As a risk mitigation strategy, the HIT periodically buys or sells Mortgage Securities and Treasury, Fannie, Freddie and FHLB Securities in order to address fluctuations in the expected weighted average life of the portfolio, manage the duration of the portfolio and maintain a desirable level of portfolio diversification. Duration is a risk measure used to express the price (value) sensitivity of a fixed-income security as it relates to changes in the general level of interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of the projected cash flows generated by the security over its life. Duration is calculated by discounting the future interest and principal payments to reflect their present value and then multiplying such payments by the number of years they will be received to produce a value expressed in years. Effective duration takes into account call features and prepayment expectations that may shorten or extend the expected life of a security.

PREPAYMENT AND EXTENSION RISK

     Falling market interest rates generally cause the value of the HIT's Mortgage Securities and Treasury, Fannie, Freddie and FHLB Securities to rise; but with respect to the value of mortgage-backed securities and mortgage loans, unlike most other fixed-income investments, falling market interest rate environments may also result in downward pressures on these securities' values, to the extent that these securities are not subject to prepayment protections, because borrowers tend to refinance. The loss of high-yielding mortgage-backed securities and mortgage loans and the reinvestment of proceeds at lower interest rates can: reduce the potential price increase in mortgage-backed securities and mortgage loans in response to falling interest rates; reduce the yield on mortgage-backed securities and mortgage loans; and cause prices of mortgage-backed securities and mortgage loans to fall below what the investor paid for it, resulting in an unrealized loss. Any of these events could cause a decrease in the HIT's income and/or Unit price. As described above, the HIT negotiates forms of prepayment restrictions on its Mortgage Securities backed by Multifamily Projects to mitigate this risk.

     When market interest rates rise above the interest rates of HIT investments, the prepayment rate of the mortgage loans backing the HIT's Mortgage Securities may decrease, causing the average maturity of HIT investments to lengthen. This may increase the HIT portfolio's sensitivity to rising rates and its potential for price declines.

DEFAULT RISK AND DEFAULT HISTORY

     As of May 31, 2002, 98% of the HIT's investment assets were directly or indirectly insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks or were in cash or Short-Term Investments. In addition, almost all of the HIT's other Mortgage Securities have some form of credit enhancement to protect against losses in the event of default. As of May 31, 2002, 99.26% of the HIT's investment assets (other than cash or Short-Term Investments) had some form of credit enhancement.

Notwithstanding the credit enhancement protection, the HIT may experience losses in the event of defaults under the loans which directly or indirectly back the HIT's Mortgage Securities.

     Some forms of credit enhancement, including Ginnie Mae, Fannie Mae and Freddie Mac guarantees, eliminate the risk of loss of principal and interest on the Mortgage Securities. Mortgage Securities with such guarantees comprised 77% of the HIT's Mortgage Securities as of May 31, 2002, although such percentage may change.

     Mortgage Securities insured by FHA are fully insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable in accordance with its mortgage insurance program. Mortgage Securities insured by FHA comprised 18% of the HIT's Mortgage Securities as of May 31, 2002, although such percentage may change.

     To the extent that guarantees, insurance or other credit enhancements cover any resulting losses of principal and interest, the impact of any default on a mortgage loan securing a Mortgage Security on HIT's portfolio will be primarily that of the premature liquidation of the relevant loan and the related Mortgage Security.

     If a state or local government entity or private entity providing credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security. In the case of Mortgage Securities backed by nursing home or assisted living facilities, economic performance may also be affected by state and federal laws and regulations affecting the operation of the underlying facility, as well as state and federal reimbursement programs and delays or reduction in reimbursements. The very small portion of the HIT's Mortgage Securities with no form of credit enhancement will be subject to all the risks inherent in investing in loans secured by real estate. As of May 31, 2002, only 0.74% of the HIT's investment assets (other than cash or Short-Term Investments) had no form of credit enhancement. However, such percentage may change.

       During the five years ended on December 31, 2001, the HIT realized losses of less than 0.01% of its average net assets because of defaults. These defaults occurred on FHA-insured multifamily mortgage loans. For more information about real estate-related risks and potential losses, see "RISK FACTORS -- Real Estate - Related Risks" and "RISK FACTORS -- Defaults on Loans" in the SAI.

CREDIT RISK

     Most of the state and local government credit-enhanced investments and privately credit-enhanced investments that the HIT may make are expected to have credit enhancement given by an entity which possesses a specified credit rating. Such investments themselves do not have to be rated or ratable.
There is no assurance that a rated credit enhancement provider will retain the required rating level for the life of the investment. Instead, as is the case with any rating, the rating could be revised downward or withdrawn entirely at
any time by the rating entity which issued it.   A rating downgrade or the
withdrawal of a rating may indicate an increase in the risk of default by the credit enhancement provider in the event of a default on the related Mortgage Security and may also result in a reduction in the value of the investment and/or make it illiquid. The HIT is not required to dispose of any Mortgage Security solely because the rating of any entity providing credit enhancement for such investment has been downgraded or withdrawn.

     As noted above, the HIT may invest a limited portion of its assets in Mortgage Securities which are not rated or credit-enhanced. A rating does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the rating agency, but ratings do provide a prospective investor with some indication that the proposed structure and revenue analysis for the investment satisfy the rating agency's internal criteria for the applicable rating. Unrated investments may also be less liquid than rated investments.

LIQUIDITY RISK

     The HIT is legally required to invest at least 90% of its assets in investments which are readily marketable and convertible into cash within 120 days without a discount from their market value. As a result, not more than 10% of the HIT's assets may be invested in investments which are not readily marketable and convertible into cash within 120 days without a discount from their market value. See, "RISK FACTOR--Investment Restrictions" in the SAI.
As of May 31, 2002, 99.26% of the HIT's assets were liquid and only 0.74% of the HIT's assets were illiquid based on the foregoing definition. However, to the extent that the total amount of the illiquid investments held by the HIT ever exceeds 10% of its assets, investments must be liquidated even if they have to be liquidated at a discount from market value.

RESALE RISK

     Mortgage Securities which are insured by FHA or guaranteed by Ginnie Mae or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists. There may, however, be a limited resale market for certain of the HIT's state or local government credit-enhanced Mortgage Securities, privately credit-enhanced Mortgage Securities, or credit-enhanced bridge loans. If the resale market is limited and the HIT had to sell such investments quickly for any reason, it may need to sell them at a discount from their market value. In the aggregate, state or local government credit-enhanced Mortgage Securities, privately credit-enhanced Mortgage Securities and credit-enhanced bridge loans may not exceed more than 30% of the HIT's assets. As of May 31, 2002, these types of investments constituted only 2% of the HIT's assets and to date these types of investments have never represented more than 3% of the HIT's assets. However, this percentage could change.

RISKS ASSOCIATED WITH CREDIT-ENHANCED BRIDGE LOANS

     Credit enhanced bridge loans are somewhat different from any of the other types of Multifamily Securities in which the HIT may invest because in some cases the credit-enhanced bridge loan does not constitute a lien on the related project and because the loan is designed to "bridge" the gap between the construction financing for the project and the total costs of the project until the low income housing tax credit investors for the project make their payments into the project as it is constructed or completed. As a result, this type of Mortgage Security is subject to the real estate-related risks that other Mortgage Securities are subject to as well as other risks which are unique to this type of investment. The risks are described in "RISK FACTORS--Defaults on Credit-Enhanced Bridge Loans" in the SAI. However, the HIT is required to obtain credit enhancement to protect against these risks and this type of investment cannot constitute more than 5% of the assets of the HIT at any time. As of May 31, 2002, the HIT had no assets invested in credit-enhanced bridge loans. For more information on this type of investment, see the description of credit-enhanced bridge loan in the SAI under the heading "INVESTMENT OBJECTIVES, POLICIES AND RISKS--STATE/LOCAL GOVERNMENT CREDIT ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT ENHANCED MORTGAGE SECURITIES".

       For more information about the risks of an investment in the HIT, please see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS" in the SAI.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the HIT's financial performance for the past five years. Certain information reflects financial results for a single Unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the HIT (assuming reinvestment of all income and distributions). The information below was audited by Arthur Andersen LLP. Arthur Andersen's report and the HIT's financial statements for the fiscal year ended December 31, 2001 are incorporated by reference in this Prospectus and are included in the Annual Report, which is available upon request.(1)

                          Financial Highlights

                         Year        Year       Year      Year        Year
                        Ended       Ended       Ended     Ended      Ended
                       Dec. 31,    Dec. 31,    Dec. 31,  Dec. 31,   Dec. 31,
                        1997         1998       1999      2000       2001
-----------------------------------------------------------------------------
Net Asset Value,
Beginning of Period   $1,072.98    $1,104.30  $1,114.08  $1,035.72  $1,085.42

Income From
 Investment
 Operations:

Net Investment Income     79.06        77.48      71.65      72.83      70.86

Net Gains (Losses)
 on investments
 realized & unrealized    31.84        11.15     (77.96)     49.70      16.24
                        --------     --------   ---------   -------     -----
Total Income from
 Investment Operations    110.9        88.63      (6.31)    122.53      87.10
                        --------     --------   ---------   -------     -----
Less Distributions:

Dividends (from net
 investment income)(2)   (79.10)      (77.55)    (71.74)    (72.83)    (70.93)

Distributions
 (from capital gains)     (0.48)       (1.30)     (0.31)         -      (3.19)
                        --------     --------    -------    -------   --------
Total Distributions      (79.58)      (78.85)    (72.05)    (72.83)    (74.12)
                        --------     --------    -------    -------   --------
Net Asset Value,
 per Unit,
 End of Period        $1,104.30    $1,114.08  $1,035.72  $1,085.42   $1,098.40
                      =========    =========  =========  =========   =========

Total Return
 (Net of Operating
  Expenses)              10.74%         8.28%    (0.57%)     12.31%      8.21%

-----------------------
(1) After reasonable efforts, the HIT was unable to obtain a consent from Arthur Andersen to incorporate the report and financial statements in this Prospectus. This may limit the ability of Participants to assert claims against Arthur Andersen under Section 11 of the Securities Act of 1933, as amended.
(2) Includes income distributed monthly.

                          Ratios/Supplemental Data


                 Year                Year           Year           Year
        Year
                 Ended               Ended          Ended          Ended
        Ended
                Dec. 31,            Dec. 31,       Dec. 31,       Dec. 31,
       Dec. 31,
                  1997                1998          1999            2000
         2001
------------------------------------------------------------------------------
-------------------
Net Assets,
End of Period    $1,671,744,859   $2,023,371,045   $2,149,326,689
$2,477,481,753 $2,751,481,839

Ratio of Expenses
 to Average Net
 Assets          0.43%            0.39%             0.39%           0.38%
    0.37%

Ratio of Net
 Income to
 Average Net
 Assets          7.2%             6.8%              6.7%            6.9%
    6.4%

Portfolio
 Turnover Rate  15.3%            39.5%             31.7%           25.9%
   40.9%


Primarily as a result of fluctuations in market interest rates, the net unrealized gains (losses) on investments fluctuate from month to month. Return on investment calculated on a market value basis would consist of both net investment income and net realized and unrealized gains (losses) on investments.

                     Other Financial Information

     The following table represents the HIT's financial performance for the past five years on a total gross return basis. The total gross returns in the table represent returns prior to the deduction of the HIT's expenses. The gross returns are shown for information purposes only, because the HIT management believes that they provide a useful comparison to the HIT's benchmark index, which is not subject to the deduction of any operating or administrative expenses.

                         Year        Year       Year      Year        Year
                        Ended       Ended       Ended     Ended      Ended
                       Dec. 31,    Dec. 31,    Dec. 31,  Dec. 31,   Dec. 31,
                         1997       1998       1999       2000       2001
------------------------------------------------------------------------------

HIT Total Gross
   Return               11.22%      8.71%      (0.18%)    12.74%     8.60%

Lehman Aggregate
   Bond Index            9.65%      8.69%      (0.82%)    11.63%     8.44%

MANAGEMENT'S DISCUSSION OF THE HIT'S PERFORMANCE

     The factors that materially influenced the HIT's performance during the most recently completed fiscal year are discussed in our 2001 Annual Report to Participants, currently on file with the Securities and Exchange Commission ("SEC") and available upon request without charge from the HIT.

     The following line graph and table illustrates the account value of $50,000 (minimum initial investment) invested in the HIT on January 1, 1992 at the end of each of the past ten years, compared to the account value of $50,000 invested on the same date at total rate of return of the Lehman Aggregate Bond Index and the HIT's average annual total returns for one, five and ten years.

                       Value Growth of $50,000 Invested

                      Lehman
                     Aggregate
Period     HIT       Bond Index
------   ----------  ----------
         ($ in Thousands)


Dec-92    52.88      53.70
Dec-93    57.99      58.94
Dec-94    56.43      57.22
Dec-95    67.47      67.79
Dec-96    70.93      70.25
Dec-97    78.54      77.03
Dec-98    85.05      83.72
Dec-99    94.97      92.69
Dec-00   102.76     100.52
Dec-01    96.74      98.61

                       HIT AVERAGE ANNUAL TOTAL RETURNS
                         (Net of Operating Expenses)

  One Year Ended           Five Years Ended            Ten Years Ended
  Dec. 31, 2001             Dec. 31, 2001               Dec. 31, 2001
--------------------    ------------------          ---------------------
       8.21%                    7.70%                       7.47%

PAST PERFORMANCE OF AN INVESTMENT IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

RISK-ADJUSTED RETURN

     The HIT's five-year risk-adjusted performance compared to its benchmark is represented by the coefficient of variation of trailing 12-month returns. The coefficient of variation is used to measure the ratio of risk relative to returns. The ratio is calculated by dividing the standard deviation by the average trailing 12-month returns for the previous five years. Consistent with capital asset pricing theory, in this analysis, risk is represented by the standard deviation, which measures the volatility of monthly returns. The table below shows that the HIT had a lower coefficient of variation and higher average return than the Lehman Aggregate Bond Index for the year ended December 31, 2001. Past performance does not mean that the HIT will achieve similar results in the future.
                                           Average Trailing
                                          12-month Return for
                   Coefficient           the Five Years Ended     Standard
                   of Variation                12/31/01           Deviation
------------------------------------------------------------------------------
AFL-CIO Housing
 Investment Trust     54.7%                      8.05%              4.40%

Lehman Aggregate
  Bond Index          55.7%                      7.67%              4.27%

                     BUYING AND SELLING UNITS IN THE HIT

ELIGIBLE INVESTORS

     Units in the HIT may be purchased only by "Labor Organizations" and "Eligible Pension Plans." Pursuant to the Declaration of Trust, a "Labor Organization" means an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment, and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization. The term Labor Organization also includes any employee benefit plan of a Labor Organization and any other organization which is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization. As of December 31, 2001, eligible Labor Organizations included 66 national and international unions and 630 state and local central bodies directly affiliated with the AFL-CIO. There are also a great number of local unions and state and local central bodies affiliated directly with those national and international unions and other labor organizations.

     Pursuant to the Declaration of Trust, an "Eligible Pension Plan" is a pension plan constituting a qualified trust under Section 401(a) of the Internal Revenue Code of 1986, as amended, that has beneficiaries who are represented by a Labor Organization and the management of which has the discretionary right to invest funds of beneficiaries without the direct intervention or control of those beneficiaries.

     To inquire about the purchase or sale of Units in the HIT, contact the Senior Executive Vice President - Marketing, Investor and Labor Relations at the address and telephone number on the back cover.

PURCHASING UNITS

     Units in the HIT may be purchased only from the HIT and a minimum initial investment of $50,000 is required. Whole or fractional Units may be purchased. Units may be purchased only on the last business day of each month. Each purchase order will be processed and priced on the last business day of the month in which it is received. You must remit your purchase order and the required payment for your Units by check or wire transfer on or before the actual purchase date. All purchase payments will be held in one or more Short-Term Investments until the actual purchase date. A copy of the participation form which will be used to hold your purchase payment is available upon request. There is no charge payable in connection with the participation form and all Units are sold without any sales charge (load) or commission. Units are issued and redeemed by book entry and without physical delivery of any securities. The HIT has the right to reject any purchase order or suspend or modify the sale of Units.

     The price of all Units purchased will be equal to their net asset value, or NAV, at the close of business on the date of purchase. The NAV is calculated by dividing the total value of the HIT (the value of all of the HIT's assets minus all of the HIT's liabilities) by the total number of Units outstanding on the date of calculation. The HIT calculates the NAV of the Units only on the last business day of each month.

       The HIT uses readily available independent market sources in order to perform the monthly valuation of Mortgage Securities, Treasury, Fannie, Freddie and FHLB Securities and Short-Term Investments. For Mortgage Securities where there is no readily available market value, the HIT has retained an independent firm to determine the market value of such securities. All investments are valued based upon fair market value determined in good faith under procedures approved by the Board of Trustees. In addition, the monthly independent valuation is reviewed by HIT to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such HIT adjustments are reviewed and approved by the independent valuation firm prior to incorporation in the NAV. This process, commonly referred to as "marking to market," ensures that the valuation of the assets in the HIT's portfolio accurately reflects current market value of each investment, based on its unique characteristics.

     For more information on the valuation methodology the HIT uses, see "VALUATION OF UNITS" in the SAI.

SELLING OR REDEEMING UNITS

     Although the SEC has given the HIT permission to value its assets and accept redemption requests on a quarterly basis, the HIT currently accepts and satisfies redemption requests as of the last business day of each month. You may not sell or transfer your Units to anyone other than the HIT and you may not pledge your Units. You may redeem whole or fractional Units. If you want to sell your Units, you must submit a redemption request to the HIT in writing and it must be received at least 15 days before the last business day of the month. You may submit redemption requests by facsimile. Redemption requests received less than 15 days before the last business day of the month will be satisfied as of the last business day of the following month.

     The HIT will redeem Units, without charge, at their NAV as of the last business day of the applicable month. It usually takes from four to five business days to calculate the HIT's NAV after the last business day of the
month.   The proceeds of any redemption request will be paid to redeeming
Participants by check or wire transfer as soon as practicable after the NAV has been calculated, but no later than seven business days after the NAV has been calculated.

     If the redeeming Participant agrees, the HIT may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request. A Participant which receives such assets may incur expenses in selling or disposing of such assets for cash.

DISTRIBUTION CHARGES (RULE 12B-1 FEES)

     The HIT has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of its Units in an amount equal to the greater of $600,000 per fiscal year or 0.05 percent of the HIT's average monthly net assets on a annualized basis per fiscal year. For the year ended December 31, 2001, these fees were $548,982, representing .02% of the HIT's average net assets. The HIT expects that these fees will not exceed $600,000 for calendar year 2002. These types of fees and expenses primarily include the printing and mailing of prospectuses to other than current Participants, compensation to sales personnel (salaries plus fringe benefits), travel and meeting expenses, office supplies, consulting fees and expenses and expenses for printing and mailing of sales literature. Any change in the plan for distribution that materially increases the amount of distribution expenses requires the approval of the holders of a majority of the HIT's outstanding Units.

     Because these fees are paid out of the HIT's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MANAGEMENT AND STRUCTURE

MANAGEMENT

     Overall responsibility for the management of the HIT is vested in its Board of Trustees. Up to 12 of the trustees may be officers of the AFL-CIO or its member unions ("Union Trustees"); up to 12 trustees may be (i) officers or management employees of organizations which contribute to an Eligible Pension Plan or officers or management employees of an Eligible Pension Plan, or (ii) officers, directors or trustees of housing, finance or real estate development organizations or current or former federal, state or local government officials (collectively, "Management Trustees"). One trustee, the Chairman, must be an individual who is not an officer, trustee or employee of any organization that participates in the HIT. As of May 31, 2002, the Board of Trustees consisted of the Chairman, 12 Union Trustees and five Management Trustees. The number of Management Trustees may not exceed the number of Union Trustees, unless a Union Trustee dies or resigns before the expiration of his or her term.

     Between meetings of the full Board of Trustees, currently held twice each calendar year, the Executive Committee of the Board of Trustees, currently consisting of the Chairman, one Union Trustee and one Management Trustee, acts for the Board in overseeing HIT affairs. The Executive Committee meets approximately eight times a year. The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT's day to day administration. The Portfolio Manager, assisted by the Portfolio Management Committee, manages the portfolio to maintain a risk profile comparable to the benchmark index. The Investment Committee reviews and approves proposed investments to ensure that they meet the risk and return requirements of the HIT. Senior staff of the HIT make up the Portfolio Management and Investment Committees. Any proposed single investment or transaction that exceeds $35 million is reviewed by the Executive Committee.

     Some of the HIT's Short-Term Investments with a scheduled maturity not to exceed 24 months are managed by an investment adviser, Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington Management"). Wellington Management is a registered investment adviser and its principal offices are located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Wellington Management provides investment advisory services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2001, the value of all Short-Term Investments managed by Wellington Management for the HIT was approximately $17.1 million which represented 0.62% of the HIT's assets at that date.

     Wellington Management is responsible for managing the investment and reinvestment of the Short-Term Investments which it manages for the HIT, including determining which assets shall be purchased, retained and sold and carrying out those decisions. The HIT pays Wellington Management an advisory fee of 0.125% per annum of the market value of the of the HIT's Short-Term Investments up to $100 million under management by Wellington Management and 0.10% per annum of the market value of the HIT's Short-Term Investments in excess of $100 million under management by Wellington Management; provided that the annual fee shall in no event be less than $50,000. This fee is payable quarterly, based upon the average monthly market value of the assets under management. The fee paid to Wellington Management for the year ended December 31, 2001, was less than 0.01% of the HIT's average net assets.

HIT STRUCTURE


     The HIT is organized in the District of Columbia as a common law business trust. The majority of jurisdictions in the United States recognize such a trust as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries are not liable for the debts or other obligations of a business trust. A few jurisdictions, particularly Texas and Kansas, do not recognize "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT will not exclude otherwise eligible investors in Kansas and Texas and other such jurisdictions from investing in Units.

     The Declaration of Trust requires that every written contract that the HIT executes include a provision which states that the contract is not binding upon any Participant personally and that any person or entity dealing with the HIT can look only to HIT property (and not to any Participant) to satisfy any obligation or liability of the HIT under the contract. In most jurisdictions, Participants will have no personal liability under any contract which contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT's assets and insurance were not adequate to satisfy the claims.

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                            GENERAL INFORMATION

DISTRIBUTIONS AND TAXES

     The HIT distributes net income monthly and any capital gains at the end of each year. Participants may elect to receive these distributions in cash or have them reinvested in additional Units.

     The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, the HIT is not required to pay federal income tax on income and net capital gains distributed to Participants. Participation in the HIT is limited to certain Labor Organizations and Eligible Pension Plans which provide evidence to the HIT that they are exempt from federal income taxation. Tax-exempt organizations are subject to tax on unrelated business income.

The foregoing is a summary of some of the important federal income tax considerations affecting Participants and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Units. Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax. The HIT has not and will not make any determination as to the tax-exempt status of any Participant.


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                                 AFL-CIO
                        HOUSING INVESTMENT TRUST


               [LOGO OF THE AFL-CIO HOUSING INVESTMENT TRUST]



                                TO LEARN MORE

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information ("SAI") (legally considered to be part of this Prospectus) which includes additional information about the HIT has been filed with the SEC. The SAI, including our audited financial statements for the year ended December 31, 2001, is incorporated by reference in this Prospectus.

PARTICIPANT REPORTS

     Additional information about our investments is available in our annual and semi-annual reports to Participants in the HIT. In our annual report, you will find a discussion of market conditions and investment strategies that significantly affected our performance during the last fiscal year.

FOR MORE INFORMATION

     Both the SAI and our annual and semi-annual reports are available upon request without charge from our headquarters. Please call our Senior Executive Vice President - Marketing, Investor and Labor Relations collect at 202-331-8055 to request the SAI, request our annual or semi-annual report or request other information about us. Additionally, the HIT's Internet address is www.aflcio-hit.com. You may also obtain this information by writing:

     Senior Executive Vice President - Marketing, Investor and Labor Relations AFL-CIO Housing Investment Trust
     1717 K Street, N.W., Suite 707
     Washington, D.C. 20036-5331

     Information about the HIT (including the SAI) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the HIT are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

              YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS
             PROSPECTUS.  NO ONE IS AUTHORIZED TO PROVIDE YOU WITH
                        INFORMATION THAT IS DIFFERENT.


Investment Company Act File #811-3493.




















                      AFL-CIO Housing Investment Trust
                        1717 K Street, NW, Suite 707
                            Washington, DC 20036
                               (202) 331-8055










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                PART B.  STATEMENT OF ADDITIONAL INFORMATION

                                AFL-CIO
                        HOUSING INVESTMENT TRUST

                          1717 K Street, N.W.
                              Suite 707
                         Washington, D.C.  20036
                            (202) 331-8055

                     -----------------------------------
                     STATEMENT OF ADDITIONAL INFORMATION
                     -----------------------------------


     The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "HIT") is an open-end investment company, commonly called a mutual fund. The investment goal of the HIT is to generate competitive risk-adjusted total rates of return for its participants by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations. Other important goals of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. There can be no assurance that the investment goals or objectives of the HIT will be achieved.

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of the HIT, dated July 29, 2002 (the "Prospectus") and the 2001 annual report to participants ("2001 Annual Report"), which have been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, from the HIT by calling collect 202-331-8055, or by writing to the address listed above. This Statement of Additional Information incorporates by reference the Prospectus and the 2001 Annual Report.

     The date of this Statement of Additional Information is July 29, 2002.

















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                              TABLE OF CONTENTS


HISTORY....................................................     1

     EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF
     THE INVESTMENT COMPANY ACT............................     1

     NONDIVERSIFICATION....................................     1

     REDEMPTION RESTRICTIONS...............................     1

INVESTMENT OBJECTIVES, POLICIES AND RISKS..................     2

     GENERAL...............................................     2

     FEDERALLY INSURED OR GUARANTEED MORTGAGE SECURITIES...     3

     FANNIE MAE AND FREDDIE MAC SECURITIES.................     3

     CONTINGENT INTEREST MORTGAGE LOANS....................     5

     EARLY REPAYMENT LOANS.................................     5

     PASS-THROUGH AND PAY-THROUGH SECURITIES...............     6

     STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT-ENHANCED MORTGAGE
     SECURITIES; CREDIT-ENHANCED BRIDGE LOANS; AND MORTGAGE
     LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF STATE OR LOCAL GOVERNMENT SUPPORT AND WHICH MEET SPECIFIED UNDERWRITING
     CRITERIA..............................................     6

     TREASURY, FANNIE, FREDDIE AND FHLB SECURITIES........     13

     MORTGAGE SECURITIES SUPPORTED BY MORE THAN
     ONE FORM OF CREDIT ENHANCEMENT.......................     14

     PRE-CONSTRUCTION COMMITMENTS.........................     14

     FORWARD COMMITMENTS..................................     15

     TEMPORARY INVESTMENTS................................     15

     RETENTION OF TECHNICAL CONSULTANTS...................     16

     OTHER POLICIES.......................................     16

     INVESTMENT RESTRICTIONS..............................     16

     RISK FACTORS.........................................     17

MANAGEMENT OF THE HIT.....................................     24

     THE RETIREMENT PLAN..................................     33

     THE 401K PLAN........................................     34

     CODES OF ETHICS......................................     35

PRINCIPAL HOLDERS OF SECURITIES...........................     35

INVESTMENT ADVISER........................................     35

SALES AND DISTRIBUTION ACTIVITIES.........................     37

PURCHASING UNITS..........................................     38

REDEMPTION OF UNITS.......................................     39

VALUATION OF UNITS........................................     40

DISTRIBUTIONS AND TAX ISSUES..............................     42

       DISTRIBUTIONS......................................     42

       TAX ISSUES.........................................     42

PERFORMANCE DATA..........................................     43

GENERAL INFORMATION.......................................     44

       SECURITIES OFFERED.................................     44

       AUDITORS AND FINANCIAL STATEMENTS..................     44

       CUSTODIAN..........................................     45

       LEGAL MATTERS......................................     45

       INSURANCE AND BONDING..............................     45

       PRESS RELEASES AND REPORTS.........................     45

       REPORTS TO PARTICIPANTS............................     46

       ADDITIONAL INFORMATION.............................     46

FINANCIAL STATEMENTS......................................     46

APPENDIX A - STANDARD & POOR'S DEBT RATING DEFINITIONS....    A-1

APPENDIX B - STANDARD & POOR'S STATE HOUSING FINANCE
             AGENCIES TOP TIER CRITERIA...................    B-1

APPENDIX C - STANDARD & POOR'S HFA GO DEBT AND STATE HFA
             ISSUER CREDIT RATING CRITERIA................    C-1

APPENDIX D - THOMSON BANKWATCH INC. BANK RATING
             CHARACTERISTICS..............................    D-1



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                                HISTORY

     The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981. The name of the HIT was changed from "AFL-CIO Pooled Investment Trust" on May 27, 1982.

     The HIT acquired all the assets of the AFL-CIO Mortgage Investment Trust ("Mortgage Trust") in exchange for units of the HIT ("Units") on the basis of relative net asset values as of September 30, 1984. The exchange was approved by order of the Securities and Exchange Commission (the "SEC") dated October 1, 1984. HIT Units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

     The HIT has registered as an investment company under the Investment Company Act of 1940, as amended ("Investment Company Act"), and accordingly is subject to the regulatory authority of the SEC. The HIT has been exempted from certain investor protection provisions of the Investment Company Act.

EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT

     On April 21, 1982 the HIT obtained from the SEC an order under Section 6(c) of the Investment Company Act, exempting the HIT from certain requirements of that Act (SEC Release No. 12387). The following is a brief summary of certain of these exemptions.

NONDIVERSIFICATION

     The Investment Company Act provides that no registered investment company shall change its subclassification from diversified to nondiversified without the shareholders' authorization. Under Section 5(b) of the Investment Company Act, a "diversified company" is:

     A management company which meets the following requirements: At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

     A "nondiversified company" means any management company other than a diversified company.

     The HIT will seek to remain as diversified as practicable. Because, however, the mortgage securities in which it proposes to invest are often offered in large denominations, the HIT may shift from time to time from diversified to nondiversified status. The HIT has obtained an exemption from the requirement of a shareholder vote before shifting its diversification status.

     The terms "diversified" and "non-diversified" as used herein are not intended to describe the geographical locations or concentrations of mortgaged properties backing the HIT's mortgage securities. Such properties are spread throughout the United States and it is the HIT's intention to maintain such geographical diversity.

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REDEMPTION RESTRICTIONS

     Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The HIT's redemption policies do not conform to these requirements. See "BUYING AND SELLING UNITS IN THE HIT-Selling or Redeeming Units" in the Prospectus. The HIT has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its Participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the HIT investments would be unduly burdensome. Effective October 1, 1987, the Board of Trustees authorized investments and redemptions on a monthly basis instead of a quarterly basis.

                 INVESTMENT OBJECTIVES, POLICIES AND RISKS

GENERAL

     The HIT is an open-end, non-diversified investment company, commonly called a mutual fund. The HIT's investment goal is to generate competitive risk-adjusted total rates of return for the participants in the HIT ("Participants") by investing in fixed-income investments, consisting primarily of multifamily and single family mortgage-backed securities and mortgage-backed obligations, including participation interests ("Mortgage Securities"). Other important goals of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish these goals, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of multifamily projects and single family housing projects and in Mortgage Securities backed by single family loans. All on-site construction work financed through HIT investments is to be performed by 100% union labor. The HIT's Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting in a
concentration of investments in the real estate industry.   For purposes of
the Investment Company Act, "concentration" means more than 25% of asset value in any one industry.

     The HIT's declaration of trust (the "Declaration of Trust") requires the HIT to invest primarily in Mortgage Securities that are either insured or guaranteed by the Federal Housing Administration ("FHA") or Government National Mortgage Association ("Ginnie Mae") both part of the United States Department of Housing and Urban Development ("HUD") or are issued, guaranteed or backed by Fannie Mae or the Federal Home Loan Mortgage Corporation
("Freddie Mac").   These are fundamental policies and may not be changed
without the approval of the holders of a majority of the HIT's outstanding
Units.

     Other Mortgage Securities that the HIT is authorized to purchase are contingent interest mortgage loans, early repayment loans, pass-through and pay-through securities, construction and/or permanent mortgage loans secured by a bank letter of credit, insurance or other guaranty, state and local government credit-enhanced investments, pre-construction commitments and
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
credit-enhanced bridge loans, in each case as described below and subject to the restrictions noted below.

     The HIT may also invest in United States treasury obligations and debt securities (i.e., securities other than Mortgage Securities which are otherwise permitted under the HIT's Declaration of Trust) with a term of ten years or less that are issued by the U.S. Treasury or issued or guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac or the Federal Home Loan Banks ("FHLBanks"), or, in certain cases, backed by Fannie Mae, Freddie Mac or the FHLBanks (collectively, "Treasury, Fannie, Freddie and FHLB Securities").

     The HIT will acquire only Mortgage Securities with expected returns competitive with those then generally prevailing on similar investments having comparable terms and conditions, taking into account differences in risk, including those resulting from differences in properties, borrowers and loan terms.

     Certain of the HIT's authorized investments are tied to ratings at various levels by one or more nationally recognized statistical rating agencies. A description of the debt rating definitions of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") is set forth in Appendix A. The debt rating categories of other nationally recognized statistical rating agencies are similar to those of S&P. A description of S&P's State Housing Finance Agencies ("HFA") Top Tier Criteria is set forth in Appendix B and a description of S&P's HFA General Obligation ("GO") Debt and State HFA Issuer Credit Rating Criteria is set forth in Appendix C. Appendix D contains a description of the rating categories used by Thomson Bankwatch, Inc. ("Thomson Bankwatch"). Thomson Bankwatch is a proprietary credit ratings and consulting service.

     Please see "Investment Objectives, Principal Strategies and Related Risks" in the Prospectus for a summary of the investment objectives, policies and risks of the HIT.

FEDERALLY INSURED OR GUARANTEED MORTGAGE SECURITIES

     The HIT may invest up to 100% of its assets in Mortgage Securities which are federally insured or guaranteed. The term "assets" as used herein means funds invested or available for investment by the HIT. Under existing federal housing programs, the federally insured or guaranteed mortgage loans eligible for direct purchase by the HIT are first or second mortgage loans insured by HUD acting by and through the FHA to provide construction and/or permanent financing for multifamily housing projects and intermediate care facilities, assisted living facilities and nursing homes, or to finance the purchase and ownership of completed single family dwellings and, in some circumstances, the construction or renovation of single family dwellings. FHA-insured multifamily mortgage loans typically have maturities that range from 10 to 40 years from project completion and commencement of principal repayments. FHA-insured single family mortgage loans typically have a 30 year term. The HIT may also purchase mortgage loans guaranteed by the Veterans Administration ("VA") to finance the purchase of single family dwellings. Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended. Obligations of the VA are backed by the Loan Guaranty Revolving Fund.

     The HIT may also purchase notes or other obligations guaranteed under
Section 108 of the Housing and Community Development Act of 1974, as amended ("Section 108"). Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the

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sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of privately owned or publicly owned housing. The HIT may purchase such notes in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108. Section 108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity. Under Section 108, the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States.

     The HIT may also purchase federally guaranteed mortgage-backed certificates. Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related to scheduled payments of principal and interest under one or more identified mortgages. Full and timely payment under these mortgage-backed securities is guaranteed by Ginnie Mae and backed by the full faith and credit of the United States. These Ginnie Mae securities are readily marketable, generally at publicly quoted prices. Such Ginnie Mae securities bear interest at rates ranging from 0.25% to 0.50% less than the interest rates on the whole loans backing such securities, reflecting the cost of the Ginnie Mae guaranty and servicing of the mortgages in the pool. Further, the HIT may purchase Real Estate Mortgage Investment Conduit Securities ("REMICS") collateralized by or representing an interest in a pool of Ginnie Mae mortgage-backed securities.

FANNIE MAE AND FREDDIE MAC SECURITIES

     The HIT may invest up to 100% of its assets in Fannie Mae and Freddie Mac securities, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities (including Freddie Mac participation certificates) backed by pooled conventional mortgages, (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the HIT, rated in one of the two highest categories by at least one nationally recognized statistical rating agency and (iii) REMICS which are mortgage-backed securities collateralized by or representing an interest in a pool of Fannie Mae and Freddie Mac mortgage-backed securities . The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates. SEE "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- PASS-THROUGH AND PAY-THROUGH SECURITIES."

     Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac securities, are federally insured or guaranteed. The mortgages backing any Fannie Mae and Freddie Mac mortgage-related investments in which the HIT invests will meet Fannie Mae or Freddie Mac standards, as applicable, will, when the HIT commits to acquire them, carry competitive market yields and will be secured by real estate, on which any buildings, structures and improvements to be built or rehabilitated will be built or rehabilitated with 100% union labor.

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     As a result of a significant decrease in the availability of FHA-insured multifamily mortgage loans, Ginnie Mae-guaranteed securities backed by multifamily mortgage loans, and other multifamily projects, the HIT has, since 1991, increased investments in multifamily and single family Fannie Mae and Freddie Mac mortgage-backed securities. To date, most of these investments have involved the purchase of these securities in the secondary market and the HIT expects to continue the purchase of these securities in the secondary market. However, the HIT also has created investment production programs to facilitate mortgage loans for union employees and municipal employees and the financing of newly constructed union-built single family homes (including condominiums, cooperatives and one to four family units, where permitted in the secondary market). These programs are also expected to generate new securities in which the HIT may invest. Under one of these programs, the HIT has partnered with Countrywide Home Loans, Inc. ("Countrywide"), the largest independent single family mortgage company in the United States, to promote the production of mortgage loans for union members and municipal employees in selected geographic markets. Countrywide will accept and process mortgage loan applications from eligible borrowers, close the mortgage loans, service the mortgage loans and pool the mortgage loans for the purpose of issuing mortgage-backed securities issued by or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae under their standard single family loan securitization programs. Countrywide will give the HIT the right of first refusal to purchase these securities at then-current market prices and yields. It is anticipated that the HIT will be offered the opportunity to purchase these securities prior to the date the securities are to be issued. The HIT has the right to purchase up to $400 million of these securities annually in 2002 and 2003. The HIT's target is to purchase approximately $20 million of these securities in 2002. However, the actual investment by the HIT in any year may differ from the HIT's target.

     In the case of other, single family investment production programs, the HIT enters into commitments with mortgage banking firms, banks and other financial institutions ("Issuers") to purchase mortgage-backed securities secured by mortgage loans which are either made to union members or municipal employees or to finance the purchase of newly- constructed single family homes that are union-built and meet certain eligibility criteria. The securities which are purchased by the HIT under these programs are single family mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac, Ginnie Mae or FHA. The securities are generally required to be delivered to the HIT within 60 days after all of the qualified mortgage loans backing a given issue of securities have been closed. The interest rate and discount points for each mortgage loan backing an issue of securities under these programs are typically established under one of two alternate methods. Under the first method, the HIT and each Issuer agree weekly, based on a survey of current market conditions, on an interest rate and discount point schedule which is used to determine the maximum interest rate and maximum discount points on each mortgage loan for which the Issuer issues a loan commitment during the applicable week. Under the second method, the HIT and each Issuer agree to use the interest rates and discount points publicly quoted by the Issuer for the underlying mortgage loans at the time the loan applications for the underlying mortgage loans are accepted as the basis for establishing the price for the related securities. These methods are subject to change if the HIT determines that an alternate method or methods is preferable. Depending upon the terms and conditions of the loan, the HIT will lock the interest rate for a period of time in advance of the loan closing. Typically, mortgage loans to union members and municipal employees for existing housing have lock periods up to 60 days, while the interest rate lock for new construction will be for a period of no more than 18 months. The number of points that the HIT charges for the interest rate lock varies depending upon the length of the lock-in

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period.  The interest rates and discount points may be reduced at the election of the mortgagor, where required to compete in the single family loan market, prior to the closing of the underlying mortgage loan if market interest rates have declined from the commitment date.

     Most of the single family Fannie Mae and Freddie Mac mortgage-backed securities purchased by the HIT to date have been backed by fixed rate mortgage loans, although the HIT has the authority to acquire single family Fannie Mae and Freddie Mac securities which are backed by adjustable rate mortgage loans. The HIT anticipates that if prevailing interest rates for adjustable rate mortgage loans are more favorable to mortgagors than fixed rates, a larger portion of the single family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans. There are a wide variety of adjustable rate mortgage loans which may be used to back the single family Fannie Mae and Freddie Mac securities. These range from loans on which the interest rate is adjusted periodically (with adjustments occurring from every 6 months to annually to each 3 or 5 years) based upon a specified market index at the time of each adjustment, to loans which carry a fixed interest rate for a specified period of time (e.g., 3, 5, 7 or 10 years) after which the interest rate on the loan is adjusted annually based on a specified market index. Some types of the adjustable rate mortgage loans which may back single family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times. With respect to the single family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guaranties the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.

CONTINGENT INTEREST MORTGAGE LOANS

     The HIT is authorized to make or invest in federal government-related Fannie Mae or Freddie Mac contingent interest mortgage loans. A contingent interest mortgage loan of this type is a mortgage loan on a rental project which provides for repayment of principal and base interest at a fixed rate which is insured by FHA or guaranteed by Ginnie Mae, or is guaranteed by Fannie Mae or Freddie Mac, and also includes separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project. This additional interest is not insured or guaranteed, and is sometimes referred to as "contingent interest."

     Agreements for such contingent interest mortgage loans would be negotiated on a project-by-project basis. Accordingly, the precise formula for calculating the amount of contingent interest payments would vary depending on several factors, including the projected cash flow from the project, the base interest rate and financial resources of the borrower, and other factors which the HIT deems relevant. Receipt of contingent interest is affected by the amount of appreciation and rental income and expenses of a project. Generally, if there is insufficient cash flow or appreciation, no contingent interest is due or payable.

     Contingent interest mortgage loans generally require the lender or investor to accept a lower base interest rate than it otherwise would have been able to negotiate, in return for the right to receive as additional interest a portion of cash flow and/or proceeds from the sale, refinancing or disposition of the project. The HIT is permitted to make a contingent interest mortgage loan in return for a base interest rate which is up to 2%

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per annum lower than the rate which it would otherwise be willing to accept
(i.e., in the absence of the contingent interest feature). Although all principal and base interest would remain insured by FHA, or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, as the case may be, this structure may result in a reduction of current income (particularly during construction and rent-up) in the hope of greater returns in future years based on the project's economic performance. As noted above, such amounts of contingent interest are neither federally guaranteed or insured nor guaranteed by Fannie Mae or Freddie Mac. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK FACTORS."

EARLY REPAYMENT LOANS

     The HIT also may invest in Mortgage Securities insured by FHA or guaranteed by Ginnie Mae and in Fannie Mae and Freddie Mac securities that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called. This authorization affords the HIT additional flexibility to make loans of shorter duration. Such loans may be more attractive to borrowers since the rate of interest on shorter term loans may be lower and may be more attractive to the HIT because it involves a commitment of funds for a shorter term.

     In the case of such "early repayment" loans that are federally insured or guaranteed, while all principal and base interest would be insured or guaranteed by FHA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guaranty. It is anticipated that such obligation instead would be secured by a security interest in the ownership interests of the principals of the borrower or other security as negotiated by the HIT and the borrower or principals. Since the obligation to repay the loan prior to its stated maturity would not be included in the note and mortgage, the HIT would not be entitled to foreclose on the mortgaged property or obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which would remain federally insured or guaranteed. In such event, a loss could be incurred because the HIT would have required a higher rate for a mortgage or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to early repayment or "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac. This is because payment of such loans and securities are guaranteed at the stated maturity date.

PASS-THROUGH AND PAY-THROUGH SECURITIES

     The HIT is also authorized to invest in mortgage-backed pass-through or pay-through securities if the securities are rated in one of the two highest rating categories of a national rating agency, such as S&P or Moody's Investors Service ("Moody's"), and also backed by certain Mortgage Securities in which the HIT is otherwise authorized to invest. A description of S&P's rating categories for long-term debt and short-term debt are attached as Appendix A to this Statement of Additional Information. The rating categories of other nationally recognized statistical rating agencies are similar to those of S&P.

     Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned entities or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or
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VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not. Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality or any other entity.

     Although the HIT will purchase only mortgage-backed pass-through and pay-through securities, as described above, that have been rated in one of the two highest rating categories by a nationally recognized statistical rating agency, there is no assurance that any rating on securities purchased by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency if, in its judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would be likely to signify an increase in the risk to the HIT associated with the related securities and would be likely to result in a reduction in the value of the related securities. The HIT is not required to dispose of pass-through or pay -through securities the rating for which has been revised below the second highest rating category or withdrawn except to the extent required by certain investment restrictions. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Investment Restrictions."

STATE AND LOCAL GOVERNMENT CREDIT ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT ENHANCED MORTGAGE SECURITIES; CREDIT ENHANCED BRIDGE LOANS; MORTGAGE LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF STATE AND LOCAL GOVERNMENT SUPPORT AND MEET SPECIFIED UNDERWRITING CRITERIA

     The HIT is authorized to invest up to 30% of its assets in the following four categories of investments.

1.   STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES

     The HIT may invest in the types of state and local government credit-enhanced Mortgage Securities described below.

     (a) Full Faith and Credit. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the obligations acquired. There is no requirement that obligations acquired under this category be rated or ratable. If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS-- Real Estate-Related Risks."

     (b) "Top Tier" Agencies. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, provided that such loans or securities are issued (with or without recourse) or guaranteed, as the case may be, by a state or local housing finance agency designated "top tier" by S&P (or designated comparably by another nationally recognized statistical

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rating agency, as determined by the Executive Committee of the HIT) at the time of acquisition by the HIT, and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency's general credit and assets, or
(ii) secured by recourse to such assets of the agency or by such third party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency's general credit, or (iii) backed by the "moral obligation" of the state in which such agency is located in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations.

     Although the agency must be rated "top tier" by S&P, there is no requirement that the obligations to be acquired by the HIT be rated or ratable at all, as long as the agency is a top tier agency at the time an obligation is acquired by the HIT. S&P has informally indicated to the HIT that the only relevance a top tier designation would have on the rating of particular obligations issued by such an agency is that S&P would, under certain circumstances, increase the rating of such obligations from the level they would otherwise be entitled to receive by one-half a level within an existing rating category. So, for example, an issue that might otherwise be entitled to an A rating could get an A+ rating if the agency was top tier (or an AA-rating could be raised to an AA rating). However, an A+ rating would not be increased to AA- because it would take the rating into another rating category (that is, from single-A to double-A).

     Before designating a housing agency as top tier, S&P must favorably evaluate a number of criteria, including the agency's general track record, unrestricted fund balances, administrative capabilities, investment policy, internal controls, portfolio quality and the sponsoring state's commitment to housing. A more complete description of the guidelines used by S&P with respect to "top tier" designations is attached to this Statement of Additional Information as Appendix B. There can be no assurance that any such rating of any agency would continue for any given period of time after the HIT acquires such an obligation, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant.
A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement or has taken other steps to secure its interests in the project. The HIT is not required to dispose of the obligations issued or guaranteed by an agency which loses its top tier rating, except to the extent required by certain investment restrictions. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS-- Investment Restrictions."

     With respect to any obligation issued or guaranteed by a top tier agency, the HIT expects that it will be secured either by the recourse obligation of the issuer (or its guaranty) or by other collateral security, in addition to having the benefit (directly or indirectly) of a lien on the underlying real estate. Management of the HIT intends to undertake transactions with top tier agencies under the foregoing authority selectively, and only after having made its own independent evaluation and investigation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing the obligations to be acquired. The HIT therefore believes that the direct obligation or other collateral security provided by the top tier issuer will be a significant factor in helping to assure the safety and soundness of the investment to the HIT. If such recourse or other collateral security which the HIT receives in conjunction with an investment issued by a

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top tier agency proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the HIT (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the projects financed. If the HIT is required to enforce its rights to the underlying real property because its recourse to the issuer or the other collateral security is insufficient, the HIT will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. For a description of these potential risks, See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS-- Real Estate-Related Risks" below.

     (c) Agencies Rated "A" or Higher. The HIT is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the HIT) at the time of the acquisition of the investment by the HIT; and are (i) with full recourse (directly or by way of full indemnity or guaranty) to such agency's general credit and assets or (ii) backed by the "moral obligation" of the state in which such agency is located, in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment. Although a state or local agency which issues or guaranties an obligation to be acquired by the HIT must have a general obligation debt rating of "A" or better, there is no requirement that the obligation itself be rated or ratable. There is no rating requirement for states which provide their "moral obligation" for such obligations.

     As indicated above, the HIT may acquire obligations which are backed by the "moral obligation" of the state in which the agency is located (without regard to the credit rating of such state), in lieu of recourse against the state or local agency. Obligations which are backed by the "moral obligation" of the related state could include loans from the HIT to the agency, securities issued by the agency or loans or participation interests in loans made by the HIT or the agency to the underlying borrower (or securities backed by a loan made by the agency to the borrower). However, these obligations would be secured by the state's "moral obligation," rather than by full recourse against the agency. The state's "moral obligation" could take the form of a commitment to replenish any insufficiencies in the funds pledged to debt service on the investment or a commitment to pay any amounts due on the investment in the event that the revenues from the underlying real property are insufficient to pay all amounts when due. However, the state's "moral obligation" would not be a binding, legal obligation of the state to pay amounts due under the obligations acquired by the HIT and could not be enforced against the state or its general credit and assets.

     Before rating a housing agency's general obligation debt as "A" or better, S&P has indicated that it must favorably evaluate a number of criteria, including the state's economic base, the agency's legislative mandate, the operating performance and management of the agency and earnings quality and financial strength of the agency. A description of the general obligation rating criteria used by S&P is attached to this Statement of Additional Information as Appendix C. As of June, 2002, the following state and municipal housing finance agencies had a general obligation rating of "A" or better from S&P: Alaska, Arkansas, California, Colorado, Florida, Illinois, Kentucky, Massachusetts, Michigan, Minnesota, Missouri, Nebraska, Nevada, New

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Jersey, New Mexico, New York City, Pennsylvania, Rhode Island, Utah, Virginia,
West Virginia and Wisconsin.

     There can be no assurance that the general debt obligation rating of an agency of "A" or better would continue for any given period of time after the HIT acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement for the investment. The HIT would not be required to dispose of the obligations issued or guaranteed by an agency which loses its general obligation rating of "A" or better, except to the extent required by certain investment restrictions. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Investment Restrictions."

     Although the agency which issues or guaranties an obligation in which the HIT invests must have a rating of "A" or better on its general debt obligations, there is no requirement that the obligation itself be rated or ratable. While a rating on an obligation does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating agency's internal criteria for the applicable rating. However, the HIT intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing or guaranteeing the obligations to be acquired. Unrated investments may also be less liquid than rated investments. However, the Mortgage Securities made under this authority, like all other HIT investments, would be subject to the requirement that at least 90% of the HIT's assets be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value.

     The HIT believes that the direct recourse provided by the agency involved in these investments or the "moral obligation" of the related state will be a significant factor in helping to assure the safety and soundness of the investments to the HIT. However, if such recourse proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the HIT (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the project financed. If the HIT is required to enforce its rights to the underlying real property because its recourse against the issuer is insufficient, the HIT will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS--Real Estate-Related Risks."

     (d) State Insurance Funds/Programs. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if at least the first 75% of such loan or securities is supported under a state insurance or guaranty program by a state-related agency with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, of at least "A-" by S&P, Fitch Investors

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Services Inc. ("Fitch"), or Duff & Phelps Inc. ("Duff & Phelps") or at least
"A3" by Moody's at the time of the acquisition of such investment by the HIT. There can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating may signify an increase in the risk to the HIT associated with the related investments and would be likely to result in a reduction in the value of the related obligations. The HIT is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn, except to the extent required by certain investment restrictions. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND
RISKS--RISK FACTORS-- Investment Restrictions."

     There is no requirement that obligations acquired under this category be rated or ratable.

     If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty was insufficient to cover all losses in the event of a default on a construction or permanent loan in which the HIT invests or which backs securities or interests in which the HIT invests, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS-- Real Estate-Related Risks."

     The HIT believes that the foregoing state and local government credit-enhanced investments provide the HIT with considerable flexibility in creating investment opportunities for the HIT. In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments. Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government credit-enhanced investments could be more difficult to make, and their credit quality could be lower than that of other investments the HIT is permitted to make. The state and local government credit-enhanced investments may also be less liquid than most other investments authorized for the HIT. However, the state and local government credit-enhanced investments, like all other HIT investments, would be subject to the requirement that at least 90% of the HIT's assets be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND
RISKS--RISK FACTORS-- Redemption." To the extent that state and local government credit-enhanced investments are not rated or may not be readily traded in existing markets, the valuation of these are likely to be less precise than those of the HIT's other investments.


2.   PRIVATELY CREDIT-ENHANCED MORTGAGE SECURITIES

     The HIT may invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans or interests in such loans or securities, if the loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, or by any other lender acceptable to the HIT and such loans or the securities backed by such loans are fully credit-enhanced or secured in a manner satisfactory to the HIT by: (i) cash

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placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the HIT on terms and conditions satisfactory to the HIT; or (ii) a letter of credit, insurance or other guaranty from a public or private entity satisfactory to the HIT which has a rating (at the time of the HIT's acquisition of the related loan, securities or interests in such loans or securities) which is at least "A" or better from S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the HIT).

     There is no assurance that the rating of the issuer of any letter of credit, insurance or other form of guaranty which collateralizes a construction and/or permanent loan investment acquired by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency if, in the rating agency's judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating may signify an increase in the risk to the HIT associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The HIT is not required to dispose of privately credit-enhanced investments if the rating of the issuer of the related letter of credit, insurance or guaranty is downgraded or withdrawn, except to the extent required by certain investment restrictions. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS-- Investment Restrictions." Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not itself have any impact upon the flow of income from the project to the HIT.

     If the issuer of any letter of credit, insurance or other form of guaranty which secures a privately credit-enhanced investment fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS-- RISK FACTORS-- Real Estate-Related Risks."

     There is no requirement that any construction and/or permanent investment in this category be rated or ratable. While a rating on an obligation does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating agency's internal criteria for the applicable rating. However, the HIT intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and management expertise of the public or private entity which guarantees the obligations to be acquired. Unrated investments may also be less liquid than rated investments. However, the Mortgage Securities made under this authority, like all other HIT investments, would be subject to the requirement that at least 90% of the HIT's assets be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--INVESTMENT RESTRICTIONS" and "INVESTMENT OBJECTIVES, POLICIES AND
RISKS--RISK FACTORS-- Investment Restrictions.

3.     CREDIT-ENHANCED BRIDGE LOANS

     The HIT is permitted to invest up to 5% of the HIT's assets in credit-enhanced bridge loans ("Credit-Enhanced Bridge Loans"), as part of the

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category including state and local government credit-enhanced Mortgage
Securities, privately credit-enhanced Mortgage Securities, and mortgage loans for projects which have evidence of state and local government support and which meet specified underwriting criteria, in which it may invest up to 30% of its assets.

     Credit-Enhanced Bridge Loans are loans related to single family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits ("LIHTCs") under Section 42 of the Internal Revenue Code of 1986, as amended (the "IRC"). Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations. Sponsors of LIHTC projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the LIHTCs. The LIHTCs are available to owners in proportion to their ownership interests in the development and are provided in substantially equal annual amounts to owners of the development over a ten year period, generally commencing in the year in which the units of each building are available for occupancy. Investors generally agree to pay for their ownership interests in the development (and, consequently, the LIHTCs) in installments over the construction, rent-up and later periods, as negotiated on a case by case basis.

     The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various events are achieved, such as lien free completion of construction and achievement of stabilized occupancy for an agreed period of time (usually three to six consecutive months of occupancy at a specified debt service coverage level). Payment obligations are generally evidenced by notes or contractual agreements.

     Development sponsors generally need the proceeds of the sale of LIHTCs at or before the time construction commences to make up the difference between the construction financing and other sources of funds available and the total development cost of the development. Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap; the bridge loan financing is to be repaid from the payments due from the LIHTC investors as the development is constructed and reaches the achievement levels required by the LIHTC investors. Unlike other construction financing, Credit-Enhanced Bridge Loans of the type in which the HIT is permitted to invest are not usually secured by the underlying development. Instead, such Credit-Enhanced Bridge Loans are secured, as described below, primarily by the general credit of the issuer or guarantor and, to a lesser extent, by the LIHTC investors' ownership interests in the development owner.

     The HIT intends to make Credit-Enhanced Bridge Loans in a way which it believes will minimize the HIT's risks on such loans. The HIT proposes to limit such loans to loans which on the date of the HIT's acquisition or making of the loan are:

     (a) issued or guaranteed by a state or local housing finance agency designated as "Top Tier" by S&P (or a comparable rating by another nationally recognized statistical rating agent, as determined by the Executive Committee of the HIT) with full recourse to the assets and credit of such agency (or in lieu of such full recourse, secured by such third party credit enhancement which, in the judgment of management of the HIT, provides security comparable to full recourse to the assets and credit of such agency, or


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     (b)     issued (with recourse) or guaranteed by a state or local agency which has a long term credit rating of "A" or above by S&P (or a comparable rating by another nationally recognized rating agency approved by the HIT's Executive Committee) for a Credit-Enhanced Bridge Loan with a term of longer than 12 months and at the rating level of A-1 or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the HIT's Executive Committee) for a Credit-Enhanced Bridge Loan with a term of less than 12 months;

     (c) issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized rating agency approved by the HIT's Executive Committee) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized rating agency approved by the HIT's Executive Committee); or

     (d) fully collateralized by a letter of credit or other guaranty by a bank or other financial entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized rating agency approved by the HIT's Executive Committee) or a bank with a Thompson Bankwatch, Inc. rating of "B" or better. A description of Thompson Bankwatch, Inc. rating categories is included as Appendix D to this Statement of Additional Information.

     The HIT will invest in Credit-Enhanced Bridge Loans only in cases where the HIT is otherwise committed to invest in the development's construction and/or permanent mortgage loan, except in cases where the development's permanent loan is expected to have an original principal amount which is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis, in which event the HIT may make the Credit-Enhanced Bridge Loan even if the HIT is not committed to make the construction or permanent loan.

     The credit enhancement mechanisms set forth above may be structured to provide either an assurance that all scheduled payments under the Credit-Enhanced Bridge Loans will be made when due or an assurance only of the ultimate repayment of all amounts due under such loan at maturity or after foreclosure or other liquidation.

     There is no requirement that the Credit-Enhanced Bridge Loan itself be rated or ratable.

     The Credit-Enhanced Bridge Loan will be paid down in a manner approved by the HIT as capital contributions are made by the LIHTC investors, although not all of the proceeds of investor payments will be required to reduce the HIT's loan if the HIT so approves.

     Unlike most other assets in which the HIT invests, Credit-Enhanced Bridge Loans may not be secured by mortgages on real property, are not directly related to payments on first-lien mortgage loans, and are not insured or guaranteed by the federal government or an entity such as Fannie Mae or Freddie Mac. However, as described above, Credit-Enhanced Bridge Loans will be guaranteed or credit-enhanced by state housing finance agencies, letter-of-credit providers or other mechanisms which are of the same credit quality as those which provide credit enhancement for the state and local government credit-enhanced investments and investments which have evidence of support by a state or local government or agency or instrumentality thereof and for privately credit-enhanced Mortgage Securities in which the HIT may invest up to 30% of its assets.
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     The borrower's obligation to make principal and interest payments on a
Credit-Enhanced Bridge Loan will not be contingent on the borrower's receipt of investor payments. However, the development owner may depend on investor payments to obtain the funds with which to make payments on a Credit-Enhanced Bridge Loan. Payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the LIHTC and otherwise. The HIT expects, however, that its investments will be made on the basis of the credit of the guarantor or issuer as described in (a) through (d) above, and to a lesser extent by the LIHTC investors' ownership interests in the development owner. The HIT's investment criteria have been designed to enhance the likelihood that the HIT will invest only in credit-worthy Credit-Enhanced Bridge Loans. The HIT also believes that any additional risk associated with bridge loans, as compared to the HIT's other authorized investments, will be offset by the higher interest rates payable on Credit-Enhanced Bridge Loans.

     Presently, the HIT is required to invest at least 90% of its assets in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value. Credit-Enhanced Bridge Loans may not be liquid investments. The authority to invest in Credit-Enhanced Bridge Loans will not increase the 10% limit on illiquid assets, but it may result in an increase in the proportion of illiquid investments in the HIT's portfolio.

4. MORTGAGE LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF SUPPORT FROM A STATE OR LOCAL GOVERNMENT AND WHICH MEET SPECIFIED UNDERWRITING CRITERIA.

     The HIT is permitted to invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, for projects which have evidence of support by a state or local government or an agency or instrumentality thereof, provided that the total principal amount of the investments in this category outstanding from time to time may not exceed 4% of the HIT's assets and that all of the following criteria are satisfied: (i) the loan-to-value ratio of the project may not exceed 60%, the "value" for such purposes to be determined on the basis of an independent appraisal by a licensed appraiser acceptable to the HIT, except that a loan-to-value ratio of up to 75% is permitted if (A) mortgage insurance in an amount that will cover all losses down to a 60% loan-to-value level has been provided by a mortgage insurance provider rated at least "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the HIT) or (B) another form of guaranty or credit support of the HIT's investment which will cover all losses down to a 60% loan-to-value level is provided by a guarantor rated A or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the HIT) at the time of acquisition by the HIT; or (C) the project receives the benefit of low income housing tax credits pursuant to section 42 of the IRC in accordance with the standards adopted by the Executive Committee; (ii) the state or local government or agency or instrumentality thereof or a foundation exempt from federal income tax under
Section 501(c) of the IRC must make or facilitate a financial contribution in the project within guidelines adopted by the Executive Committee of the HIT, such financial contribution to be in the form of subordinate financing, an interest rate write-down, a donation of land, an award of tax credits, grants or other financial subsidy, a form of insurance or guaranty or some other similar contribution within guidelines adopted by the Executive Committee of the HIT; (iii) the development and ownership team of the project must have a demonstrably successful record of developing or managing low-income housing projects, in accordance with guidelines developed by the HIT; (iv) the underwriter and servicer of the mortgage loan for the project must have been

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approved by the HIT; and (v) the minimum debt service coverage for the project must be at least 1.15, based upon projections of future income and expenses satisfactory to the HIT. There is no requirement that the obligations acquired by the HIT under this category be rated or ratable.

     The investments in this category are subject to real-estate related risks which could have a material adverse effect on the value and performance of the obligations. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS-- Real Estate-Related Risks."

     In evaluating investments in all categories of state and local government credit-enhanced investments, privately credit-enhanced investments, investments in credit-enhanced bridge loans, and mortgage loans for projects which have evidence of support by a state or local government or agency and meet specified underwriting criteria as described above, the HIT staff will consider, among other factors: (i) the experience, past performance, credit rating, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan-to-appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process. In evaluating such underwriting criteria, the HIT may retain consultants to assist them in evaluating state and local government investment opportunities. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RETENTION OF TECHNICAL CONSULTANTS."

     In determining whether to invest in state and local government credit-enhanced investments, privately credit-enhanced investments, credit-enhanced bridge loans, and mortgage loans for projects which have evidence of support by a state or local government or agency and meet specified underwriting criteria as described above, the HIT is not limited to investments which have a rating or which have been rated in any particular category by a nationally recognized statistical rating organization. Although a rating provides no assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis satisfy the rating agency's internal criteria for the respective rating. The HIT will seek to minimize the risk of loss in this connection by investing only in instruments satisfying other criteria, as outlined above.

TREASURY, FANNIE, FREDDIE AND FHLB SECURITIES

     The HIT is authorized to invest up to 10% of its assets in the following categories of investments provided that such investments have a scheduled maturity of 10 years or less at the time of their acquisition by the HIT: (i) United States treasury obligations; (ii) obligations which are issued or guaranteed by Fannie Mae, Freddie Mac or the FHLBanks; and (iii) obligations which are backed by Fannie Mae, Freddie Mac or the FHLBanks and rated in one of the two highest rating categories at the time of acquisition. United States treasury and Federal Home Loan Bank obligations are described below and Fannie Mae and Freddie Mac obligations are described above under the captions "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- FANNIE MAE AND FREDDIE MAC INVESTMENTS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS --PASS-THROUGH AND PAY-THROUGH SECURITIES".

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UNITED STATES TREASURY OBLIGATIONS

     The United States Treasury sells marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds in regularly scheduled auctions. The full faith and credit of the United States guarantees the timely payment of principal and interest on Treasury securities. Marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds are freely transferable and are traded in the capital markets. They are issued in book-entry form and may be purchased through financial intermediaries or directly from the Treasury.

     Except for certain callable long-term bonds issued prior to 1985 which remain outstanding, Treasury securities are not callable prior to maturity. The callable bonds may be redeemed by the Treasury on their first call date, which is five years prior to their maturity date, or on any semiannual interest payment date thereafter, upon four months' prior notice. The Treasury has called a number of bonds during their call periods. Currently, the HIT does not expect to purchase callable bonds.

FEDERAL HOME LOAN BANK OBLIGATIONS

     The Federal Home Loan Bank System consists of twelve regional FHLBanks and the FHLBanks' Office of Finance and is supervised and regulated by the Federal Housing Finance Board. The Federal Housing Finance Board is an independent agency in the executive branch of the United States government.
It has five members which are appointed by the President and confirmed by the United States Senate. The Office of Finance is a joint office of the FHLBanks established by the Federal Housing Finance Board to facilitate the issuance and servicing of consolidated obligations of the FHLBanks. The Federal Home Loan Bank system was created by Congress in 1932 to improve the availability of money to support home ownership. The FHLBanks make loans, called advances, to their members and eligible nonmember mortgagees which are secured by mortgages and other collateral pledged by the members and mortgagees.
Advances generally provide funds for mortgage originations and portfolio lending and also may be used to provide funds to any member "community financial institution" for loans to small business, small farms and small agribusiness.

     Since January 2, 2001, the FHLBanks have issued debt securities through the Office of Finance as their agent. Prior to that date, FHLB obligations were issued by the Office of Finance as the agent of the Federal Housing Finance Board. FHLBank debt securities include discount notes, bonds with fixed rates and fixed maturities, callable bonds, putable bonds, variable rate bonds and global bonds. Discount notes generally have maturities raging from 1 to 360 days and bonds generally have maturities ranging from 1 year to 10 years, but the bonds are not subject to any statutory or regulatory limits on
maturity.   These securities are sold through a dealer network or as direct placements. These securities are joint and several obligations of the twelve FHLBanks and are backed solely by the resources of the FHLBanks. As of May 31, 2002, all debt securities issued by the Federal Home Loan Bank system carried "AAA" or "A-1" ratings from S&P and "Aaa" or "P-1" ratings from Moody's. Under recently adopted rules, each FHLBank is required to operate in such a manner and to take whatever actions are necessary to ensure that the FHLBanks' debt securities receive and maintain the highest credit rating from any nationally recognized statistical rating that currently rates such securities. FHLBank debt securities are not obligations of the United States and are not guaranteed by the United States.

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     Each of the twelve regional FHLBanks is an instrumentality of the United
States organized under the authority of the Federal Home Loan Bank Act of 1932, as amended. Each is a privately-capitalized, separate corporate entity and has its own management, employees and board of directors. Each FHLBank is a cooperative in that only member institutions own the capital stock of the FHLB and receive dividends on their investment. Each FHLBank conducts business almost exclusively with member institutions and the majority of directors of each FHLBank is elected by and from its membership. As of December 31, 2001, the number of FHLBank members was 7,901. Additional information about the FHLBanks can be found in the FHLBanks' 2001 Financial Report.

MORTGAGE SECURITIES SUPPORTED BY MORE THAN ONE FORM OF CREDIT ENHANCEMENT

     The HIT may also invest in construction and/or permanent loans or securities or obligations backed by construction and/or permanent loans or interests in such loans, securities and obligations which are supported by any combination of two or more of the types of credit enhancement which must support Mortgage Securities in which the HIT is otherwise authorized to invest, as described above, as long as all of the principal component of such loans, or securities or obligations backed by such loans or interests therein are fully collateralized by one or more of such types of credit enhancement. The multiple forms of credit enhancement may be combined either concurrently or sequentially.

PRE-CONSTRUCTION COMMITMENTS

     The HIT may enter into pre-construction commitments to provide permanent financing upon satisfactory completion of a specified project. Such commitments, commonly known as permanent financing or take-out commitments, are often a precondition to the ability of a developer to obtain a construction loan. The HIT may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of HIT income. In contrast to a company hoping to earn a standby commitment fee without investment, the HIT will make permanent financing commitments with the purpose and ability to acquire the Mortgage Security.

     Because complete funding of construction and permanent mortgage loans requires up to three years after making a financing commitment, the HIT estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Securities, dividend reinvestment and sales of additional Units to new or existing Participants. Loan commitments are made after considering reasonable projections of available funds. At times, the HIT's short-term cash balances may be less than its outstanding financing commitments. This commitment policy reduces the amount of assets the HIT would otherwise invest in lower yielding, short-term investments. The HIT maintains highly liquid government securities in a segregated account which, in addition to short-term liquid assets, and amounts projected to be available, is at least equal to outstanding financing commitments. If, however, a substantial amount of the funds projected to be available are not in fact received, the HIT would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

FORWARD COMMITMENTS

     The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment in or backed by mortgage loans that have not yet closed. For Mortgage Securities backed by

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multifamily projects to be built, the HIT typically agrees to a fixed interest
rate and purchase price for Mortgage Securities delivered in the future.   In
periods of declining interest rates, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT.

     The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments. In addition, the HIT usually requires a good faith deposit (generally 1/2 point), payable when commitments for Mortgage Securities related to multifamily projects are issued. The HIT retains the deposit if any such investment is
not delivered to the HIT.   These mechanisms help assure delivery of the
related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the HIT's losses.

TEMPORARY INVESTMENTS

     The HIT will invest funds temporarily in liquid assets until they can be placed in Mortgage Securities meeting HIT investment objectives. Such liquid assets are limited by the Declaration of Trust to: United States Treasury issues; federal agency issues; government sponsored entities; commercial bank time certificates of deposit and savings bank deposits in banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance Fund); savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guaranties payment thereof); commercial paper rated as category A-1 or P-1 by S&P or Moody's; collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single family homes or FHA-insured multifamily projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the HIT.

     The HIT also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues. Investments in other registered investment companies are restricted as follows:

     (1) Such securities acquired by the HIT shall not exceed 3% of the total outstanding voting stock of any investment company;

     (2) The total value of such securities acquired by the HIT in any one investment company shall not exceed 5% of the HIT's assets; and

     (3) The total value of such securities acquired by the HIT in all investment companies shall not exceed 10% of the HIT's assets.

RETENTION OF TECHNICAL CONSULTANTS

     The majority of the construction and permanent mortgage loans and mortgage-backed securities in which the HIT invests have been underwritten to meet the requirements of HUD, Fannie Mae or Freddie Mac, or have been underwritten by state or local housing finance authorities based on specified qualifying loan to value standards. In evaluating certain investments, however, the HIT may retain consultants to provide site inspections, appraisal reviews, environmental analyses, property management reviews and such other statistical and factual information as the HIT may deem useful to its
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evaluation and investment decision-making.  Such consultants would provide such analysis on a case-by-case basis and only with respect to occasional transactions in specific proposals. It is anticipated that any such consultants would be compensated either on an hourly basis or for a set fee for evaluating each specific proposal.

OTHER POLICIES

     If it is feasible and profitable, the HIT may directly service some of the permanent loans in which it invests. Generally, however, the Mortgage Securities in which the HIT proposes to invest, whether or not they are originated by the HIT, will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as savings and loan institutions or commercial banks, located throughout the United States. Such institutions are generally compensated for their services at rates that vary from 0.05%-0.75% per annum, calculated monthly, on the then current outstanding principal balance in the case of permanent first mortgage loans, and at rates of 0.125% per annum or more of the total loan commitment in the case of construction loans.

     The HIT is empowered to invest in Mortgage Securities backed by projects anywhere in the United States. The HIT will invest only in Mortgage Securities which provide yields competitive with those then generally prevailing in the market taking into consideration all factors relevant to an appropriate evaluation of risk and return and the overall objectives of the HIT. Among Mortgage Securities of comparable yield, the HIT will, if possible, invest in projects in geographic areas in which Participants or their members are located.

     As a risk mitigation strategy, the HIT will from time to time buy or sell Mortgage Securities and Treasury, Fannie, Freddie and FHLB Securities in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of
portfolio diversification.   Moreover, the HIT remains free to dispose of
Mortgage Securities and Treasury, Fannie, Freddie and FHLB Securities at any time to meet objectives of the HIT, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the HIT may temporarily invest are subject to a very high turnover rate. Fees associated with the purchase, sale or redemption of such liquid assets are nominal. See "INVESTMENT ADVISER."

INVESTMENT RESTRICTIONS

     The HIT operates under the following restrictions and policies relating to investment of its assets and activities.

     The HIT will not:

     (1) concentrate its investments in any industry except the real estate industry as set forth above;

     (2) permit less than 60% of the mortgages and mortgage-backed securities acquired by the HIT or backing Mortgage Securities acquired by the HIT to be federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest or in cash or short-term investments including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments

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which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance ("Short-Term Investments"); or

     (3) originate or purchase any Mortgage Security secured by a project involving new construction or rehabilitation unless the buildings, structures or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by 100% union labor.

     The foregoing policies are fundamental to the HIT and will not be changed without the approval of the holders of a majority of the HIT's outstanding Units.

     In addition, the HIT will not:

     (1) issue senior securities, except in accordance with clause (9) below;

     (2) purchase securities on margin (but the HIT may obtain such short-term credits as may be necessary for the clearance of transactions);

     (3)     sell any securities short;

     (4)     write put and call options;

     (5) underwrite the securities of other issuers except that the HIT may resell to other financing institutions all or a portion of the Mortgage Securities acquired by the HIT in transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act");

     (6) purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the HIT;

     (7)     purchase or sell commodities or commodities futures contracts;

     (8)     lend any assets of the HIT except as set forth above;

     (9) borrow money from banks unless immediately after such borrowing there is an asset coverage of at least 300% of all borrowings of the HIT. Not more than 50% of the HIT's assets will be used as security for such borrowings. This borrowing provision is not for investment leverage, but primarily to facilitate management of the portfolio by enabling the HIT to meet redemption requests and to make advances on construction loans securing Mortgage Securities and to meet outstanding HIT commitment obligations (and, on occasion, to make income distributions) when available HIT cash is insufficient for such purposes and the liquidation of investments is deemed to be inconvenient or disadvantageous. Interest paid by the HIT on borrowed funds will decrease the amount of HIT assets available for investment;

     (10) invest in commodities, commodity contracts, oil, gas or other mineral leases, or arbitrage transactions; or

     (11) invest more than 10% of the HIT's assets in investments that are not readily marketable and convertible into cash within 120 days without a discount from their market value.

     One effect of the restriction described in clause (11) above is to prohibit the HIT from investing more than 10% of its assets in investments that do not satisfy the liquidity requirement even though they may otherwise be permitted under the Declaration of Trust.
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RISK FACTORS

     The primary risks in investing in Units of the HIT are summarized in the Prospectus under the caption "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS--PRINCIPAL INVESTMENT RISKS." The following section contains a fuller discussion of the risks associated with investing in Units of the HIT.

RELIANCE ON MANAGEMENT -- UNSPECIFIED INVESTMENTS

     The Trustees and officers of the HIT will invest the HIT's assets as deemed prudent by the Trustees and officers. Investors in the HIT will not have any specific information with which to evaluate future investments of the HIT in advance of the HIT's investment or commitment to invest. There can be no assurance that the HIT will be successful in acquiring investments that meet the investment objectives and policies of the HIT.

FLUCTUATING INTEREST RATES

     The market value of the HIT's investments and the resulting net asset value of the HIT portfolio will fluctuate with short-term changes in interest rates. Generally, when market interest rates rise, the net asset value of the HIT will decline; Participants who redeem Units in such circumstances will suffer the resulting loss in value of HIT assets. Conversely, in certain periods of declining interest rates, investments held by the HIT will increase in market value but Mortgage Securities may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized.

     Scheduled payments of principal and any prepayments will be reinvested at prevailing interest rates, which may be less than the rate of interest for the investments on which such payments are made. In addition, to the extent the HIT purchases investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the HIT and, in the event of complete prepayment, the HIT would be unable to recover or recoup the premium.

REDEMPTION

     The HIT will from time to time buy or sell investments in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of portfolio diversification. Although registered investment companies generally must value their assets and accept redemption requests daily, the HIT is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. The HIT's Board of Trustees has implemented monthly valuations of the HIT's assets, which enables the HIT to redeem Units on a monthly, rather than quarterly, basis. Consistent with the HIT's exemptive order and its redemption procedures (see "REDEMPTION OF UNITS"), the HIT will invest at least 90% of its assets in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value (see "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- INVESTMENT RESTRICTIONS"). It is possible, however, due to changes in interest rates, the performance of specific properties, or general economic conditions occurring after the close of business at the end of each calendar month (hereinafter "Valuation Date") preceding a request for redemption -- for the market value of an investment at the time of its liquidation to be less than its market value as of the monthly Valuation Date preceding a request for redemption.

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     Most of the HIT's assets could be disposed of in a time frame sufficient to meet monthly redemptions. In the event the HIT were to receive redemption requests with respect to a particular monthly Valuation Date in an amount that exceeds the amount of assets that the HIT could liquidate at market value prior to the applicable redemption date, the HIT would not be able to satisfy such redemption requests without liquidating certain of its assets at a discount from their market value. If such circumstances were to occur, the HIT would be unable to satisfy at least some of the redemption requests on a timely basis because the HIT would not liquidate assets at a discount from their market value. Therefore, in anticipating the availability of funds based on a redemption of Units, investors should be prepared for the possibility of a delay in the satisfaction of a monthly redemption request. Such a delay would not, however, extend more than 120 days beyond the monthly Valuation Date following the HIT's receipt of the redemption request (except to the extent it were necessary to liquidate that portion (up to 10%) of the HIT's assets not required to be invested in assets that are readily marketable and convertible into cash within one hundred twenty days without a discount from their market value). Redemption is the only means available to the holder of a Unit wishing to liquidate its interest in the HIT, as the Units may not be transferred, assigned, pledged or otherwise encumbered. The HIT has never failed to satisfy any redemption request on a timely basis.

LIMITED RESALE MARKET FOR CERTAIN TYPES OF INVESTMENTS

      If for any reason the HIT were required to sell Mortgage Securities quickly, it may, on occasion, need to dispose of them only at a discount from their market value. These constraints relate principally to Mortgage Securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. Under the Declaration of Trust, such Mortgage Securities may not exceed 30% of the HIT's assets. Moreover, to the extent such Mortgage Securities are considered illiquid for purposes of the Investment Company Act (see "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- INVESTMENT RESTRICTIONS"), they will be treated as such by the HIT.

     Mortgage Securities which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists. Prices for these investments are often publicly quoted. There is no similar secondary market for Mortgage Securities which are not federally insured or guaranteed or which are not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. A number of factors constrain the marketability of Mortgage Securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. These include the fact that many of these investments are structured in a "one-off," rather than standardized, manner because they are tailored to the specific needs of the project to be financed. Since these investments are tailored in such a fashion, published quotes do not exist and potential purchasers must be contacted individually. Administrative loan servicing requirements and costs and other factors restrict the resale market for single family mortgage loans to some extent. The large denominations of Mortgage Securities for multifamily projects and intermediate care facilities, assisted living facilities and nursing homes restrict the number of buyers interested in them. In the case of any long-term Mortgage Security, the market is apt to be more limited than for Mortgage Securities of shorter maturity. Required liquidation of long-term Mortgage Securities in an unfavorable market could result in significant losses from face value.

     The market for construction period Mortgage Securities is affected by the uncertainties inherent in building construction. If a Mortgage Security is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project. These and other factors may cause delays in the event a decision is made to sell construction period Mortgage Securities.

     Treasury, Fannie, Freddie and FHLB Securities are very liquid and an active secondary market for such investments exists. Prices for these investments are publicly quoted.

INFLATION

     The rate of inflation in the national economy may from time to time be such that prevailing interest rates exceed the rates earned on the HIT's investments. Such circumstances could diminish the value of the HIT's assets, although continued sales of Units will tend to mitigate such diminution.

DEFAULTS ON LOANS

     Defaults on loans can occur for a variety of reasons, including those described below under the caption "INVESTMENT OBJECTIVES, POLICIES AND RISKS-RISK FACTORS -- Real Estate-Related Risks." The HIT may experience certain losses in the event of default on the loans which directly or indirectly back the HIT's Investments. To a limited extent, this is true even for federally insured or guaranteed loans. Losses on federally insured or guaranteed loans can occur as a result of: (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving an insurance settlement; (ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement;
(iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash; (iv) possible offsets of insurance proceeds against amounts held by the HIT or mortgage banker; (v) loss of certain interest payments upon default that are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; (vii) errors or omissions by the mortgage banker which result in a reduction in the insurance proceeds and (viii) other reasons.

     For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA's maximum loss exposure under its guaranty. If this were to occur, the HIT would bear the portion of the loss not covered by VA's guaranty.

     The HIT may invest in certain loans or securities, which, in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured
obligations.   These investments may consist of (i) federal government-
related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest) and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- CONTINGENT INTEREST LOANS" and "INVESTMENT OBJECTIVES, POLICIES AND RISKS --

EARLY REPAYMENT LOANS."

     Contingent interest obligations in excess of principal and base interest are not secured by the mortgage loan, by any government insurance or guaranty or by any obligation or guaranty of Fannie Mae or Freddie Mac. Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government's insurance or guaranty, or against Fannie Mae or Freddie Mac's obligation or guaranty, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate. In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties. There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be due. The HIT expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

     State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt. Although the HIT does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest. To address this risk, in circumstances where the HIT invests in contingent interest mortgage loans, the HIT intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the HIT against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.

     If the HIT obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to any payments due, because rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the first priority lien holder. However, in the majority of these cases, the HIT will be the holder or beneficiary of the first priority lien.

     The HIT's ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate. The economic performance of a project may be affected by a number of factors, including occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

     With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guaranty. It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage. Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the HIT would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. If the HIT has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the HIT would be able, subject to compliance with certain conditions, to foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage. However, even if the HIT obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the holder of the first mortgage. The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed. In such event, a loss could be incurred because the HIT would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated maturity date.

     In addition, not all loans or mortgage-related assets in which the HIT may invest are federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac; Mortgage Securities which are not so insured or guaranteed will be subject to all the risks inherent in investing in real estate. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK FACTORS-- Real
Estate-Related Risks."

RATINGS

     There can be no assurance that a rating that exists when a HIT investment is made will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in the rating or withdrawal of the rating may signify an increase in the risk of default on the related investment and would be likely to result in a reduction in the value of the investment.

LACK OF DIVERSIFICATION

     The Investment Company Act defines a "diversified company" as an investment company that maintains at least 75% of the value of its assets in, among other investments, securities of any one issuer limited to an amount not greater in value than 5% of the value of the company's assets. In this connection, the Declaration of Trust does not specify the proportion of the HIT's assets that may be committed to a single Mortgage Security or Mortgage Securities issued, insured or guaranteed by any firm or entity. The HIT plans to follow a policy of investing no more than 15% of its assets in any single Mortgage Security as of the time of investment. Given the foregoing definition of a diversified company, the HIT's ability to invest up to 15% of its assets in a single Mortgage Security under this policy may from time to time result in the HIT's portfolio shifting from nondiversified to diversified and back again, without prior investor approval. This shift is contrary to
Section 13(a)(1) of the Investment Company Act, absent prior security holder approval. However, the HIT has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the HIT to conduct its investment practices as described above. To the extent the HIT operates as a nondiversified company, the risk of loss on its investments will be increased. See, "EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT" in this Statement of Additional Information.

     The terms "diversified" and "nondiversified" as used herein are not intended to describe the geographical locations or concentrations of properties backing the HIT's Mortgage Securities. Such properties are spread throughout the United States and it is the HIT's intention to maintain such geographical diversity.

INVESTMENT RESTRICTIONS

     Because of certain legal restrictions, the HIT may not invest more than 10% of the HIT's assets in securities or investments that are not readily marketable and convertible into cash within 120 days without a discount from their market value. As of May 31, 2002, 0.74% of the HIT's assets were in this category. See, "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- INVESTMENT RESTRICTIONS." Circumstances may arise where the aggregate of such restricted investments held by the HIT temporarily exceeds the 10% limitation. For example, the rating of the issuer of a letter of credit, insurance policy or guaranty related to a privately credit-enhanced investment held by the HIT, or the rating of a state agency guaranteeing obligations held by the HIT, may be downgraded or withdrawn, which could in turn result in the investments being not readily marketable or not convertible into cash within 120 days without a discount from their market value. To the extent that the total amount of such securities or investments exceeds 10% of the HIT's assets, such securities or investments must be liquidated by the HIT even if the market requires that they be liquidated at a price that reflects a discount from their market value.

REAL ESTATE-RELATED RISKS

     The HIT is required to invest primarily in Mortgage Securities that are
(i) federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac or (ii) backed by securities, obligations or loans which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac. In addition, almost all of the HIT's other Mortgage Securities have some form of credit enhancement to protect against losses in the event of a default. As of May 31, 2002, 99.26% of the HIT's assets (other than cash or
Short-Term Investments) had some form of credit enhancement.   However, to the
extent that a Mortgage Security does not have credit enhancement or if a state or local government entity or private entity which provides credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security. Some of these risks are described below.

      CONSTRUCTION RISKS. The construction period is an extremely risky phase of any project development for a variety of reasons. For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy. In addition, the construction period may be subject to unforeseeable delays and difficulties which may adversely affect the project and the related construction loan.

     The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses. During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities. Such statutory and regulatory requirements (and any changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans. For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property. Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

     Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services, construction or labor disputes, delays in construction caused by adverse weather, casualty and other factors, poor management, delays, unanticipated costs and difficulties in obtaining lease-up of a project and other unforeseen occurrences. Such cost overruns and delays may adversely affect the developer's ability to complete the construction of a project, as well as the economic viability of a project.

     Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs. In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan.

     There is no assurance that a borrower will be able to complete the construction or lease-up of a project as required. Delays may result from a variety of causes, including, without limitation, the factors discussed above, despite the developer's contractual obligations as to completion and lease-up. Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the HIT is providing only construction financing) or other financial assistance for the project.

     Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable. In the event that any of the foregoing or other difficulties occur during the construction period, a borrower may not repay all amounts advanced under or with respect to a construction loan on a timely basis.

      RISKS AFFECTING THE OPERATION OF PROJECTS AND REPAYMENT OF PERMANENT LOANS. A borrower's ability to make required payments on any mortgage loan after the completion of construction of a project will be affected by a variety of factors. These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy, sound management of the project, timely receipt of rental income, increases in rents to cover increases in operating expenses (including taxes, utility rates and maintenance costs), and the costs of required repairs resulting from reasonable wear and tear and casualties and changes in applicable laws and governmental regulations. In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, rent controls and profit controls. There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related mortgage loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related mortgage loan is likely to occur.

      ENVIRONMENTAL AND LITIGATION RISKS. Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage. In addition, under federal environmental law and possibly under state law in a number of states, a secured party, which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale, may be liable for the costs of cleaning up a contaminated site. Such costs could be substantial. The imposition of such costs on a project owner may adversely affect such owner's ability to pay the debt service on a mortgage loan. It is unclear whether such costs would be imposed on a secured lender such as the HIT or any secured lender acting on behalf of the HIT in the event that the secured lender did not actually acquire title to the project. In the event that title to a project securing a mortgage loan was acquired by the HIT or any lender acting on behalf of the HIT and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the HIT as a secured lender or any secured lender acting on behalf of the HIT even if the HIT or such other lender did not acquire title to the project), the HIT could realize a loss.

     Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project. A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations. Litigation arising from such disputes could be resolved adversely to the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan.

      FORECLOSURE RISKS. In those limited instances in which the HIT invests directly in mortgage loans rather than in Mortgage Securities backed by mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a "cramdown" by a bankruptcy court. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up and selling expenses may beless than the HIT's investment.

     In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

DEFAULTS ON CREDIT-ENHANCED BRIDGE LOANS

     If the issuer of any letter of credit or other form of guaranty which secures a Credit-Enhanced Bridge Loan fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the risk that LIHTC investors may not make required payments on their obligations to the development owner as scheduled and also to certain real estate risks relating to the underlying development. LIHTC investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur. In addition, however, the LIHTC investors may not make the payments as a result of changes in the financial capacity of the LIHTC investors themselves. In the event that the LIHTC investors do not make required payments, the HIT may be required to enforce the obligations of the LIHTC investors under their notes or other payment agreements with the development owner. Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting LIHTC investors' ownership interests. As the owner of such interests in the development owner, the HIT would be subject to the real estate risks that any development owner would face. Certain of these risks are described below under the caption "INVESTMENT OBJECTIVES, POLICIES AND RISKS -- RISK FACTORS -- Real Estate-Related Risks."

                            MANAGEMENT OF THE HIT

     Under the terms of the Declaration of Trust, the Board of Trustees of the HIT has overall responsibility for the management and policies of the HIT. Prior to April, 2002, the Board of Trustees maintained four committees: the Executive Committee, the Legal and Audit Committee, the Asset Management and Program Development Committee and the Marketing and Labor Relations Committee. In April, 2002, the Board of Trustees combined the functions of the Asset Management and Program Development Committee and the Marketing and Labor Relations Committee into one committee, the Committee of the Whole and therefore currently maintains three committees: the Executive Committee, the Legal and Audit Committee and the Committee of the Whole.

     The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley, who serves as vice chairman of the Committee, and Union Trustee Sweeney. The Executive

Committee has all the authority of the Board of Trustees when the Board is not in session and met seven times during 2001. The Executive Committee also functions as a nominating committee, recommending candidates for election to the Board of Trustees. In such capacity, it will consider nominees recommended by Participants. As of the date hereof, it has not established any specific procedures to be followed in submitting recommendations.

     The Committee of the Whole monitors the HIT's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees.

     The Legal and Audit Committee monitors the legal and accounting practices and performance of the HIT's staff and of its counsel and independent public accountants. This Committee is currently composed of Union Trustees O'Sullivan, Trumka, and Hurt and Management Trustees Latimer, Stanley and
Wiegert.   In April, 2002, the Board of Trustees authorized the Executive
Committee to appoint the members of the Legal and Audit Committee. Accordingly, the members of the Legal and Audit Committee may change following action by the Executive Committee. The Legal and Audit Committee does not operate under a written charter adopted by the Board of Trustees and thus has not been given the authority to select independent public accountants for the HIT without ratification by the Participants. Following the annual audit, the Legal and Audit Committee will meet with the independent public accountants to review the audit. The Legal and Audit Committee will give Participants notice of its post-audit meeting with the independent public accountants and Participants may send representatives to attend and ask questions of the independent public accountants. During the post-audit meeting, the Legal and Audit Committee will have the opportunity to meet with the independent public accountants outside the presence of the HIT management.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees, and compensation payable to executive officers.

     The Board of Trustees, the Asset Management and Program Development Committee, the Marketing and Labor Relations Committee, and the Legal and Audit Committee each met twice during the HIT's fiscal year ended December 31, 2001.

     The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT's day to day administration. The Portfolio Manager, assisted by the Portfolio Management Committee, selects the purchases and sales necessary to manage the portfolio to maintain a risk profile comparable to the benchmark index. The Investment Committee reviews and approves proposed investments to ensure that they meet the risk and return requirements of the HIT. Senior Staff of the HIT make up the Portfolio Management and Investment Committees. A single investment or transaction that exceeds $35 million is reviewed by the Executive Committee.

     The current Trustees of the HIT and their principal occupations are as follows:

                                      Term of Office  Principal Occupation/
Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience
 Held By
                       with HIT      Time Served    During Past 5 Years
Trustee**
------------------------------------------------------------------------------
-------------------
Richard Ravitch         Chairman      Service         Principal, Ravitch Rice
       None
610 5th Avenue                        Commenced 1991, & Co. LLC; formerly
Ste. 420                              Term Expires    Chairman, Aquarius
Management
New York, NY 10020                    2002            Corporation (limited
profit
Age 68                                                housing project
management).

Linda Chavez-Thompson   Union Trustee Service         Executive Vice
President,        None
815 16th Street, N.W.                 Commenced May   AFL-CIO.
Washington, D.C.  20006               1996, Term
Age 57                                Expires 2002


John J. Flynn           Union Trustee Service         President, International
Union    None
1776 Eye Street, N.W.                 Commenced May   of Bricklayers and
Allied Craft-
Washington, D.C.  20006               2000, Term      workers (BAC); formerly
BAC
Age 67                                Expires 2003    Secretary-Treasurer.


Francis X. Hanley       Union Trustee Service         General President,
International None
1125 17th Street, N.W.                Commenced March Union of Operating
Washington, D.C.  20036               1990, Term      Engineers.
Age 71                                Expires 2002

Frank Hurt              Union Trustee Service         President, Bakery,
Confectionery None
10401 Connecticut Avenue              Commenced March & Tobacco Workers and
Grain
Kensington, MD  20895                 1993, Term      Millers International
Union.
Age 63                                Expires 2004

Martin J. Maddaloni     Union Trustee Service         General President,
United         Financial
901 Massachusetts Avenue, N.W.        Commenced       Association of
Journeyman and     Investors
Washington, D.C.  20001               November 1998,  Apprentices of the
Plumbing and   Trust
Age 62                                Term Expires    Pipefitting Industry of
the
                                      2003            United States and
Canada.

Michael E. Monroe       Union Trustee Service         General President's
Counsel,      None
1750 New York Ave., N.W.              Commenced       International Union of
Painters
Washington, D.C.  20006               November 1998,  and Allied Trades
(IUPAT);
Age 51                                Term Expires    formerly, President,
IUPAT;
                                      2004            General Vice President,
IUPAT.

-------------------------
** Disclosure is limited to directorships in a corporation or trust having securities registered
pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the
requirements of Section 15(d) of such Act, or a company registered as an investment company under
the Investment Company Act of 1940, as amended.

                                      Term of Office  Principal Occupation/
Other Directorships
Name, Age, Address    Position Held   and Length of   Business Experience
 Held By
                       with HIT       Time Served     During Past 5 Years
 Trustee**
------------------------------------------------------------------------------
-------------------
Jeremiah O'Connor       Union Trustee Service         International
Secretary-Treasurer, None
1125 15th Street, N.W.                Commenced April International
Brotherhood of Elec-
Washington, D.C.  20005               2001, Term      trical Workers (IBEW);
formerly
Age 67                                Expires 2003    International Vice
President,
                                                      6th District, IBEW.

Terence M. O'Sullivan   Union Trustee Service         General President,
Laborers'     None
905 16th Street, N.W.                 Commenced May   International Union of
North
Washington, D.C.  20006               2000, Term      America (LIUNA);
formerly
Age 46                                Expires 2004    Vice President,
Mid-Atlantic
                                                      Regional Manager and
Assistant
                                                      to the General
President, LIUNA.

Andrew Stern            Union Trustee Service         President, Service
Employees     None
1313 L Street, N.W.                   Commenced April International Union,
AFL-CIO.
Washington, D.C.  20005               1998, Term
Age 51                                Expires 2002


Edward C. Sullivan      Union Trustee Service         President, Building and
Construc- None
815 16th Street, N.W.                 Commenced May   tion Trades Department,
AFL-CIO;
Suite 600                             2000, Term      formerly, General
President,
Washington, D.C.  20006               Expires 2003    International Union of
Elevator
Age 58                                                Constructors.

John J. Sweeney         Union Trustee Service         President, AFL-CIO.
       None
815 16th Street, N.W.                 Commenced April
Washington, D.C.  20006               1981, Term
Age 67                                Expires 2004


Richard L. Trumka       Union Trustee Service         Secretary-Treasurer,
AFL-CIO.    None
815 16th Street, N.W.                 Commenced December
Washington, D.C.  20006               1995, Term
Age 52                                Expires 2002


Alfred J. Fleischer     Management    Service         President,
Fleischer-Seeger        None
5725 Manchester Avenue  Trustee       Commenced May   Construction Corporation
St. Louis, MO  63110                  1991, Term
Age 76                                Expires 2003


George Latimer          Mgmt. Trustee Service         Distinguished Visiting
Professor Visionics
1600 Grand Avenue                     Commenced May   of Urban Studies,
Macalester     Corpo-
St. Paul, MN  55105                   1996, Term      College; formerly Chief
Execu-   ation
Age 66                                Expires 2002    tive Officer, National
Equity
                                                      Fund (a tax credit
investment
                                                      company).

Marlyn J. Spear, CFA    Management    Service         Chief Investment
Officer, Building None
500 Elm Grove Road      Trustee       Commenced March Trades United Pension
Trust Fund,
Elm Grove, WI  53122                  1995, Term      Milwaukee, WI.
Age 48                                Expires 2003


Patricia F. Wiegert    Management     Service         Administrator, Contra
 None
1355 Willow Way        Trustee        Commenced March Costa County Employee's
Suite 221                             1995, Term      Retirement Association.
Concord, CA  94520                    Expires 2004
Age 55

Tony Stanley           Management     Service         Executive Vice President
 None
25250 Rockside Road    Trustee        Commenced       and Director, TransCon
Cleveland, OH  44146                  December 1983,  Builders, Inc.
Age 68                                Term Expires
                                      2004

     Union Trustees Chavez-Thompson, Hanley, Stern and Trumka and Management Trustees Latimer are "Class I" Trustees, whose terms expire at the 2005 Annual Meeting of Participants. Union Trustees Flynn, Maddaloni, O'Connor and Sullivan and Management Trustees Fleischer and Spear are "Class II" Trustees whose terms expire at the 2003 Annual Meeting of Participants.* Union Trustees Hurt, Monroe, O'Sullivan and Sweeney and Management Trustees Stanley and Wiegert are "Class III" Trustees whose terms expire at the 2004 Annual Meeting of Participants. Trustee Ravitch is the Chairman (a non-classified trustee) with a one-year term expiring at the 2003 Annual Meeting of Participants.

EXECUTIVE OFFICERS

     All executive officers of the HIT are located at 1717 K Street, NW, Suite 707, Washington, DC 20036 and were elected by the Board of Trustees to a one-year term that began on January 1, 2002 and expires on December 31, 2002, or until their respective successors are appointed and qualify. Unless otherwise indicated below, all executive officers of the HIT are serving their first term in the indicated office. No executive officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the HIT are as follows:

Name & Age           Current Position w/ HIT   Previous Principal Occupations
over Past 5 Years
------------------------------------------------------------------------------
-------------------
Stephen F. Coyle     Chief Executive Officer      Chief Executive Officer
since 1992, AFL-CIO
Age 56                                            Housing Investment Trust

Michael M. Arnold    Senior Executive Vice        Executive Vice
President-Marketing, Investor
Age 62               President - Marketing,       and Labor Relations in 2001
and Director of
                     Investor and Labor Relations Investor Relations from
1985-2000, AFL-CIO
                                                  Housing Investment Trust.

Eileen Fitzgerald    Chief Investment Officer-    Chief Investment
Officer-Single Family Finance
Age 39               Single Family Finance        since 2001, AFL-CIO Housing
Investment Trust;
                                                  Acting Administrator and
Associate
                                                  Administrator of the Rural
Housing Service at
                                                  the US Department of
Agriculture.

Walter Kamiat        General Counsel              General Counsel, AFL-CIO
Investment Trust
Age 47                                            Corporation; Senior Counsel
and Special
                                                  Assistant to the CEO,
AFL-CIO Housing
                                                  Investment Trust.

Helen R. Kanovsky    Chief Operating Officer      Executive Vice President -
Finance and
Age 50                                            Administration from
1999-2001, AFL-CIO Housing
                                                  Investment Trust; Chief of
Staff from 1998-1999
                                                  for U.S. Senator John F.
Kerry; General Counsel
                                                  from 1995-1998, AFL-CIO
Housing Investment
                                                  Trust.

Erica Khatchadourian Executive Vice President-    Controller in 2001, Chief of
Staff from 1997-
Age 34               Finance and Administration   -2000, and Director of
Operations from 1996-
                                                  1997, AFL-CIO Housing
Investment Trust.

Patton H. Roark, Jr. Executive Vice President-    Executive Vice President -
Investment since
Age 35               Investments; and Portfolio   2001, Portfolio Manager
since 1997, AFL-CIO
                     Manager                      Housing Investment Trust.

Stephanie Wiggins    Chief Investment Officer-    Director, Prudential
Mortgage Capital Company;
Age 36               Multifamily Finance          Vice President / Multifamily
Transaction
                                                  Manager, WMF Capital
Corporation.

2001 COMPENSATION TABLE

     The following table sets forth the aggregate remuneration, including any previously deferred compensation, which was paid during 2001 to each executive officer of the HIT and to all executive officers and Trustees of the HIT as a group*:

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM HIT
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM HIT<F1>   PART OF HIT      RETIREMENT   TRUSTEES
POSITION            ($)            EXPENSES         <F2>
------------------------------------------------------------------------------
Stephen Coyle<F3>
 Chief Executive                                Cannot
 Officer                 $223,787   $69,999     be determined   Not applicable

-------------------------------
*The following individuals, each of whom was appointed an executive officer of the HIT as of January, 2002, were not executive officers of the HIT in 2001:
Walter Kamiat, General Counsel; and Stephanie Wiggins, Chief Investment
Officer-Multifamily Finance.  The following individuals, each of whom was an executive officer of the HIT in 2001, are no longer executive officers of the
HIT in 2002:  John M. Hanley, formerly Chief Investment Officer-Multifamily;
and David Keto, formerly General Counsel.

<F1>Compensation figures represent only the portion of each executive officer's compensation for time devoted to HIT matters. In 2001, approximately 25% of Mr. Coyle's time, 38% of Mr. Arnold's time, 0% of Ms.
    Fitzgerald's time, 0% of Mr. Hanley's time, 51% of Ms. Kanovsky's time,
    40% of Mr. Keto's time, 0% of Ms. Khatchadourian's time and 0% of Mr.
    Roark's time was devoted to matters relating to the AFL-CIO Investment
    Trust Corporation.  The HIT is reimbursed by the AFL-CIO Investment Trust
    Corporation for the time its officers devoted to AFL-CIO Investment Trust
    Corporation business, and those portions of the officers compensation are not included in the above figures. Pursuant to his employment agreement, Mr. Coyle also received direct compensation from AFL-CIO Investment Trust
    Corporation.

<F2>The estimated annual benefits payable upon retirement to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on average final compensation and years of service. See "THE RETIREMENT PLAN".

<F3>Aggregate Compensation includes $6,825 of deferred compensation in 2001 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of HIT Expenses includes $1,163 of matching funds paid into the 401(k) Plan and $68,837 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 2001 in lieu of participation in the Retirement Plan, including interest, is $600,511 and the total amount deferred under the 401(k) Plan through December 31, 2001, including interest and HIT matching, is $53,170.

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM HIT
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM HIT<F1>   PART OF HIT      RETIREMENT   TRUSTEES
POSITION                           EXPENSES         <F2>
------------------------------------------------------------------------------
Michael M. Arnold<F4>     136,662    12,611        -            Not applicable
 Senior Executive Vice
 President   Marketing,
 Investor and Labor
 Relations

Eileen Fitzgerald<F5>     152,608    17,015        -            Not applicable
 Chief Investment
 Officer-Single Family
 Finance

John M. Hanley<F6>         48,843     6,331        -            Not applicable
 Formerly Chief
 Investment Officer-
 Multifamily Finance

Helen R. Kanovsky<F7>     100,190     9,678        -            Not applicable
 Chief Operating
 Officer

David Keto<F8>             94,439    10,370                     Not applicable
 Formerly General
 Counsel

Erica Khatchadourian<F9>  153,062    16,717        -            Not applicable
 Executive Vice
 President-Finance and
 Administration

Patton H. Roark, Jr.<F10> 174,449    18,295        -            Not applicable
 Executive Vice President
   Investments and
 Portfolio Manager
--------------------------------
<F4>Aggregate Compensation includes $6,510 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement
    Plan on Mr. Arnold's behalf.  Pension or Retirement Benefits as Part of
    HIT Expenses includes $961 of matching funds paid into the 401(k) Plan and
    $11,650 contributed to the Retirement Plan in 2001.  The total amount deferred by Mr. Arnold as of December 31, 2001 under the 401(k) Plan, including interest and HIT matching, is $194,513.

<F5>Aggregate Compensation includes $10,500 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement
    Plan on Ms. Fitzgerald's behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $1,550 of matching funds paid into the 401(k)
    Plan and $15,465 contributed to the Retirement Plan in 2001. The total amount deferred by Ms. Fitzgerald as of December 31, 2001 under the 401(k)
    Plan, including interest and HIT matching, is $17,241.

<F6>Aggregate Compensation includes $4,753 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement
    Plan on Mr. Hanley's behalf.  Pension or Retirement Benefits as Part of
    HIT Expenses includes $1,550 of matching funds paid into the 401(k) Plan and $4,781 contributed to the Retirement Plan in 2001. The total amount deferred by Mr. Hanley as of December 31, 2001 under the 401(k) Plan, including interest and HIT matching, is $93,663.

<F7>Aggregate Compensation includes $5,145 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement
    Plan on Ms. Kanovsky's behalf.  Pension or Retirement Benefits as Part of
    HIT Expenses includes $760 of matching funds paid into the 401(k) Plan and $8,918 contributed to the Retirement Plan in 2001. The total amount deferred by Ms. Kanovsky as of December 31, 2001 under the 401(k) Plan, including interest and HIT matching, is $14,504.

<F8>Aggregate Compensation includes $6,300 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement
    Plan on Mr. Keto's behalf.  Pension or Retirement Benefits as Part of HIT
    Expenses includes $930 of matching funds paid into the 401(k) Plan and $9,440 contributed to the Retirement Plan in 2001. The total amount deferred by Mr. Keto as of December 31, 2001 under the 401(k) Plan, including interest and HIT matching, is $18,498.

<F9>Aggregate Compensation includes $10,500 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement
    Plan on Ms. Khatchadourian's behalf.  Pension or Retirement Benefits as
    Part of HIT Expenses includes $1,550 of matching funds paid into the 401(k) Plan and $15,167 contributed to the Retirement Plan in 2001. The total amount deferred by Mr. Khatchadourian as of December 31, 2001 under the 401(k) Plan, including interest and HIT matching, is $86,008.

<F10>Aggregate Compensation includes $6,760 of deferred compensation in 2001 under the 401(k) Plan, and excludes amounts contributed to the Retirement
    Plan on Mr. Roark's behalf.  Pension or Retirement Benefits as Part of HIT
    Expenses includes $1,550 of matching funds paid into the 401(k) Plan and $16,745 contributed to the Retirement Plan in 2001. The total amount deferred by Mr. Roark as of December 31, 2001 under the 401(k) Plan, including interest and HIT matching, is $29,755.

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM HIT
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM HIT<F1>   PART OF HIT      RETIREMENT   TRUSTEES
POSITION            ($)            EXPENSES         <F2>
------------------------------------------------------------------------------
Richard Ravitch,           10,000         0        0            $10,000
  Chairman

Linda Chavez-Thompson,
  Union Trustee                 0         0        0                0

John J. Flynn,
  Union Trustee                 0         0        0                0

Francis X. Hanley,
  Union Trustee                 0         0        0                0

Frank Hurt,
  Union Trustee                 0         0        0                0

Martin J. Maddaloni,
  Union Trustee                 0         0        0                0

Michael E. Monroe,
  Union Trustee                 0         0        0                0

Jeremiah O'Connor,
  Union Trustee                 0         0        0                0

Terence M. O'Sullivan,
  Union Trustee                 0         0        0                0

Andrew Stern,
  Union Trustee                 0         0        0                0

Edward C. Sullivan,
  Union Trustee                 0         0        0                0

John Sweeney,
  Union Trustee                 0         0        0                0

Richard Trumka,
  Union Trustee                 0         0        0                0

John Cullerton,
  Management Trustee            0         0        0                0

Alfred J. Fleischer,
  Management Trustee        2,000         0        0            2,000

Walter Kardy,
  Management Trustee            0         0        0                0

                                   PENSION          ESTIMATED    TOTAL
                                   OR RETIREMENT    ANNUAL       COMPENSATION
                    AGGREGATE      BENEFITS         BENEFITS     FROM HIT
                    COMPENSATION   ACCRUED AS       UPON         PAID TO
NAME OF PERSON,     FROM HIT<F1>   PART OF HIT      RETIREMENT   TRUSTEES
POSITION            ($)            EXPENSES         <F2>
------------------------------------------------------------------------------
George Latimer,
  Management Trustee        1,000         0        0            1,000

Marlyn J. Spear,
  Management Trustee        2,000         0        0            2,000

Tony Stanley,
  Management Trustee        3,000         0        0            3,000

Patricia F. Wiegert,
  Management Trustee            0         0        0                0
                       -----------------------------------------------
All Directors and
  Officers as a Group*
 (27 persons)          $1,102,040  $161,016      $ 0          $18,000
                       ===============================================

*In addition, the HIT has an additional 27 employees who received compensation in excess of $60,000 from the HIT during 2001.

     Prior to October 1, 1990, the HIT had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the HIT and the AFL-CIO, whereby the HIT reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the HIT pursuant to the Personnel Contract. The HIT adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the HIT adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees including its Chief Executive Officer.

THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $200,000 and was $170,000 in 2001. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 11% of eligible employees' base salaries during the twelve months ended December 31, 2001. During 2001, the annual base salaries for pension purposes (including compensation for time spent on matters relating to the AFL-CIO Investment Trust Corporation) of Mr. Arnold, Ms. Fitzgerald, Mr. Hanley, Ms. Kanovsky, Mr. Keto, Ms. Khatchadourian and Mr. Roark were $170,000, $140,079, $43,079, $164,849, $142,476, $137,395
and $151,563, respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00 percent of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and
0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof Mr. Arnold, Ms. Fitzgerald, Ms. Kanovsky, Mr. Kamiat, Ms. Khatchadourian, Mr. Roark, and Ms. Wiggins have approximately 17, 2, 5, 5, 9, 9, and 2 credited years of service, respectively, under the Retirement Plan.

                              Years of Service
                              ----------------
     Final
Average Salary<F11>     15<F12>       20<F13>      25<F13>   30<F13>  35<F13>
-------------------     ------       ------      ------     -------  -------
$ 100,000              $ 45,000     $ 60,000     $ 75,000  $ 77,500  $ 80,000
  150,000                67,500       90,000      112,500   116,250   120,000
  170,000                76,500      102,000      127,500   131,750   136,000

-------------------
<F11>  The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.
<F12>  3.00 percent per year up to 25 years.
<F13>  0.5 percent per year over 25 years.

THE 401(K) PLAN

     Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100 percent of his or her total compensation, up to a maximum of $11,000 in 2002 (or up to $12,000 for eligible employees over the age of 50). In 2002, the HIT will match dollar-for-dollar the first $2,500 contributed. The amount set aside by an eligible employee and the amount of the HIT's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

     When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the HIT contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2001 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of HIT expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2001, the distribution or unconditional vesting of which are not subject to future events.*

                        Amount Paid or         Amount          Employer
 Name of Individual      Distributed         Deferred         Matching
 ------------------     ----------------    --------------    ------------
  Stephen Coyle                  $0           $ 6,825          $1,163
  Michael M. Arnold               0             6,510             961
  Eileen Fitzgerald               0            10,500           1,550
  John Hanley                     0             4,753           1,550
  Helen R. Kanovsky               0             5,145             760
  David Keto                      0             6,300             930
  Erica Khatchadourian            0            10,500           1,550
  Patton H. Roark, Jr.            0             6,760           1,550
                           -------------      ----------       --------
All executive officers
as a group (8 persons)           $0           $57,293         $10,014

* The following individuals, each of whom was appointed an executive officer of the HIT as of January, 2002, were not executive officers of the HIT in 2001: Walter Kamiat, General Counsel; and Stephanie Wiggins, Chief Investment Officer-Multifamily Finance. The following individuals, each of whom was an executive officer of the HIT in 2001, are no longer executive officers of the HIT in 2002: John M. Hanley, formerly Chief Investment Officer-Multifamily; and David Keto, formerly General Counsel.

CODES OF ETHICS

       The Board of Trustees of the HIT has adopted a Code of Ethics (the "HIT Code"). In addition, the independent investment advisor of the HIT, ellington Management Company, LLP, ("Wellington Management") has adopted a Code of Ethics (the "Wellington Code", and collectively with the HIT Code, the "Codes"). The Codes apply to the personal trading activities of "access persons" (generally, officers and employees of the HIT who participate in or have access to information respecting the HIT's purchase or sale of investments). They require that access persons report their securities holdings and transactions to the HIT or the investment adviser, as applicable, and that such persons obtain pre-clearance from the HIT or the investment adviser, as applicable, for certain transactions. They permit access persons to invest in securities, including, under certain circumstances, securities that may be purchased or held by the HIT. The Codes are incorporated by reference as exhibits to this registration statement and have been filed with the SEC.

                        PRINCIPAL HOLDERS OF SECURITIES

     As of May 31, 2002, there are no Labor Organizations or eligible Pension Plans (as each of those terms is defined in the Declaration of Trust) known to the HIT to be the beneficial owner of 5 percent (that is, 126,015.0684 Units) or more of the HIT's 2,520,301.3670 outstanding Units of Participation. Because only Labor Organizations and eligible Pension Plans are eligible to own Units of Participation in the HIT, no Units of Participation are owned by any Trustee or nominee individually. Certain Trustees are affiliated with the Labor Organizations and eligible Pension Plans that own Units of Participation. No Labor Organization or eligible Pension Plan that a Trustee is affiliated with owns 5 percent or more of the HIT's outstanding Units of Participation. The Units are the only class of securities or units of beneficial ownership issued by the HIT.

                             INVESTMENT ADVISER

     The HIT's only independent investment advisor is Wellington Management. The HIT engaged Wellington Management in May 1992 to furnish investment advisory services with respect to certain of the HIT's Short-Term Investments designated by the HIT from time to time. The HIT's Investment Advisory Agreement with Wellington Management was extended for a period of two years by a vote of the Participants at the HIT's Annual Meeting in May, 1997 and amended to include investment advisory services concerning certain of the HIT's Short-Term Investments having a term of up to 24 months designated by the HIT from time to time and certain other portfolio analysis services. On April 24, 2002, a majority of disinterested Trustees approved the HIT renewing its Amended and Restated Investment Advisory Agreement with Wellington Management dated May 22, 2000. The Amended and Restated Investment Advisory Agreement may be extended for additional one year periods, so long as such an extension is approved by a majority of the disinterested Trustees or by the vote of the majority of the HIT's Participants. As of December 31, 2001, the value of all Short-Term Investments managed by Wellington Management was approximately $17.1 million, which represented 0.62% of the HIT's total net assets at that date.

     Wellington Management is a Massachusetts limited liability partnership and a registered investment adviser. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Laurie
A. Gabriel, Duncan M. McFarland and John R. Ryan.

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     Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of May 31, 2002, Wellington Management held investment management authority over approximately $321.3 billion of assets, including $34.2 billion of cash and cash-equivalent assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928.

     Under the Amended and Restated Investment Advisory Agreement, Wellington Management provides investment advisory services concerning certain of the HIT's Short-Term Investments. Wellington Management manages the investment and reinvestment of Short-Term Investments; continuously reviews, supervises and administers the investment of Short-Term Investments; determines the securities to be purchased, retained and sold (and implements those decisions); renders regular reports to the HIT's officers and Trustees concerning its discharge of the foregoing responsibilities, including providing to the HIT's officers within 2 business days after the last business day of each month (each, a "Valuation Date") market prices as of the Valuation Date of Short-Term Investments that mature more than 60 days after the Valuation Date; monitors portfolio investment characteristics; analyzes portfolio performance and provides to the HIT's officers within 10 business days after each calendar month end a report regarding such performance for such month; provides analysis on markets and instruments; provides investment overview and economic outlook forecasts; provides information and comment on various relevant regulatory and legal issues; attends meetings of the HIT's Executive Committee and Trustees as reasonably requested; supplies the HIT's officers and Trustees with statistical information and reports; and provides the HIT with certain portfolio analysis functions and reports including analysis and reports which may assist the HIT in determining the allocation of assets within the Short-Term Investments. Wellington Management discharges these and its other duties subject to the oversight of the officers and Trustees of the HIT and in compliance with the HIT's policies.

     Wellington Management renders all of the services described above and provides the office space, furnishings and equipment, and personnel required by it to perform those services for the compensation described below.

     Wellington Management is authorized to arrange for the execution of portfolio transactions by selecting brokers or dealers that will execute the transactions, and is directed to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Wellington Management may in its discretion purchase and sell securities through brokers who provide it or the HIT with research, analysis, advice and similar services, and Wellington Management may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that Wellington Management determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Wellington Management, that the total commission paid by the HIT will be reasonable in relation to the benefits to the HIT over the long term and that the total commission paid by the HIT is consistent with commissions paid in comparable transactions.

     In selecting a broker for each specific transaction, Wellington
Management has agreed to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the
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quality of such brokerage services related to the requirements of the specific transaction such as the following; capable floor brokers or traders, competent block trading coverage, good communications, ability to position, use of automation, research contracts, arbitrage skills, administrative ability, or provision of market information relating to the security. Wellington Management will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Wellington Management has agreed that brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position and can be expected to reliably and continuously supply these services.

     On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the HIT as well as other clients, to the extent permitted by applicable laws and regulations, Wellington Management may, but is under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations.

     Under the terms of the Amended and Restated Investment Advisory Agreement, Wellington Management is compensated monthly at the annual rate of 0.125% of the market value of the HIT's assets under management by Wellington Management up to $100 million, and 0.10% per annum of the market value of the HIT's assets under management by Wellington Management in excess of $100 million; provided that the annual fee shall in no event be less than $50,000 during the contract year (May through April). During the fiscal year ended December 31, 2001, the HIT paid total investment advisory fees of $34,569, which represented .0013% of the HIT's average net assets for such period. During its last three fiscal years, the HIT paid total investment advisory fees of $250,246.

     In approving the renewal of the Amended and Restated Investment Advisory Agreement, the Board of Trustees of the HIT were informed about the services provided to the HIT by Wellington Management by both representatives of Wellington Management and HIT staff. The Board of Trustees also reviewed the returns on short-term assets invested by Wellington. After evaluating this information, the Board of Trustees determined that the nature and quality of services provided by Wellington Management are satisfactory and the fees charged bear a reasonable relationship to the services provided by Wellington Management.

                      SALES AND DISTRIBUTION ACTIVITIES

     The Senior Executive Vice President - Marketing, Investor and Labor Relations of the HIT, operating out of the HIT offices in the District of Columbia, conducts, and manages the other HIT staff members who conduct, sales and distribution activities for the HIT. Sales and distribution activities are directed to certain pension plans and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the HIT's offering of Units, and the ministerial and clerical work of effecting sales of Units. Expenses of sales and distribution of Units in this manner are paid by the HIT pursuant to a Plan for Distribution adopted by the Trustees and the Participants pursuant to SEC Rule 12b-1 under the Investment Company Act. Sales and distribution expenses, including printing of the prospectus and travel costs, for the year ended December 31, 2001 were $548,982 which represents approximately .020% of the $2,751,481,839 in net HIT assets as of December 31, 2001. At its 2001 fall meeting, the Board of Trustees approved

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that up to $600,000 or 0.05 percent of the HIT's average monthly net assets on an annualized basis the fiscal year, whichever is greater, of HIT assets for fiscal year 2002 may be spent in such fiscal year under the HIT's Plan of Distribution, from which non-material increases may be made by the Board. No material increase in the budget for the Plan for Distribution will be made without Participant approval.

     Under the Plan for Distribution approved by Participants and Trustees, including all disinterested Trustees, the HIT may finance any activity that is primarily intended to result in the sale of the HIT's Units and allocable indirect expenses of the HIT relating to the distribution of Units, subject to the limitations set forth above, including but not limited to advertising, office expenses, salaries and other expenses relating to selling efforts, the printing of prospectuses and reports for other than existing Participants and the preparation and distribution of advertising material and sales literature. Each expenditure must be specifically approved in advance by the Chief Executive Officer or the Senior Executive Vice President - Marketing, Investor and Labor Relations of the HIT, who will provide at least quarterly to the Trustees a written report setting forth amounts expended and the purposes for which the expenditures were made. In approving the Plan for Distribution in accordance with the requirements of Rule 12b-1 under the Investment Company Act, the Trustees (including the disinterested Trustees, none of whom have any direct or indirect financial interest in the Plan for Distribution or any related agreements) considered various factors and determined that there is a reasonable likelihood that the Plan for Distribution will benefit the HIT and its Participants because a relatively constant flow of funds into the HIT, even at times when asset values are relatively high, will tend to offset the effect of possible liquidation effected to obtain cash for redemptions from the HIT when asset values are relatively low. The Plan for Distribution will continue in effect until December 31, 2002, unless earlier terminated by vote of a majority of the HIT's outstanding Units or by a majority of disinterested Trustees. Any change in the Plan for Distribution that would materially increase the amount of distribution expense borne by the HIT requires Participants' approval; any other material change requires approval by the Trustees, including a majority of the disinterested Trustees. The Plan for Distribution may continue in effect for successive one-year periods, provided that each continuance is specifically approved: (a) by a vote of the majority of the HIT's Trustees; and (b) by the vote of a majority of the Trustees who are disinterested and who have no direct or indirect financial interest in the Plan for Distribution or any related agreements. Any agreements relating to the Plan for Distribution will be terminable upon 60 days written notice without payment of any penalty by vote of a majority of Trustees who are not interested persons.

     In general, SEC Rule 12b-1, with which the HIT will comply, requires that such a plan be approved in a specified manner by the holders of voting securities and Trustees, that quarterly reports of distribution expenses be made to the Trustees and that the plan be terminable upon specified conditions.

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     Of the $548,982 of sales and distribution expenses incurred for the year ended December 31, 2001, the following amounts were expended on each of the categories listed below. All such amounts were paid in cash.

                 Category                   Year Ended December 31, 2001
   ------------------------------------      ----------------------------

   Printing and mailing of prospectuses
   to other than current security holders        $   4,364

   Compensation to sales personnel
   (salaries plus fringe benefits)                 317,109

   Other (includes travel and meeting
   expenses, office supplies, consulting
   fees and expenses and printing and
   mailing of sales literature)                    227,509
                                              -------------
   TOTAL                                          $548,982
                                              =============

     No interested person of the HIT or any disinterested Trustee had any direct or indirect financial interest in the operation of the Plan for Distribution or related agreements during the year ended December 31, 2001 with the possible exception of Senior Executive Vice President - Marketing, Investor and Labor Relations Arnold who, if he were determined to be an interested person of the HIT, would have such an interest because part of his compensation is covered by the Plan.

PURCHASING UNITS

     Only Labor Organizations and Eligible Pension Plans are eligible to own Units. Pursuant to the Declaration of Trust, a "Labor Organization" means an organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. Pursuant to the Declaration of Trust, an "Eligible Pension Plan" is a pension plan constituting a qualified trust under IRC Section 401(a) that has beneficiaries who are represented by a Labor Organization and the management of which has the discretionary right to invest funds of beneficiaries without the direct intervention or control of those beneficiaries.


     The price of Units is based on Net Asset Value or NAV. Net Asset Value for a particular purchase will be determined as of each Valuation Date following receipt of the purchase order by dividing the value of the HIT's investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date. See "VALUATION OF UNITS" in this Statement of Additional Information for a discussion of the valuation methods used by the HIT in determining the market price of its assets.

     Whole or fractional Units may be purchased as of monthly Valuation Dates. A request for purchase of Units and the required payment for Units by check or wire transfer must be received by the HIT before the Valuation Date as of
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which they are to be issued.  A minimum initial purchase of $50,000 is required. All purchase payments will be held in one or more Short-Term Investments until the Valuation Date. A copy of the participation form which will be used to hold purchase payments is available upon request. There is no sales charge or commission payable in connection with the purchase of Units.

     For additional information about purchasing Units, please see "BUYING AND SELLING UNITS IN THE HIT -- PURCHASING UNITS" in the Prospectus.

REDEMPTION OF UNITS

     A request for redemption of Units will be honored if it is in writing and received 15 days or more before the Valuation Date on which the Units are to be redeemed. Securities may be redeemed in whole or fractional Units.
Payment in satisfaction of duly tendered requests for redemption will be made by check or wire transfer as soon as practicable after the Net Asset Value of the HIT is ascertained for the Valuation Date as of which redemption is effected, but in any event no later than seven business days after the Net Asset Value has been calculated. It usually takes 4 to 5 business days to calculate the HIT's Net Asset Value after a Valuation Date.

     Upon the agreement of the redeeming Participant, the HIT may tender securities or mortgages or other HIT assets in partial or full satisfaction of a duly tendered request for redemption. Such securities, mortgages or other assets will be treated for redemption purposes as the cash equivalent of their value on the Valuation Date on which redemption is effected. A Participant receiving such assets may incur expenses in disposing of such assets for cash.

     Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The HIT's redemption policies do not conform to the foregoing requirements. The HIT has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its Participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the HIT's investments would be unduly burdensome. The Board of Trustees has implemented monthly valuations of the HIT's assets, which enables the HIT to sell and redeem Units on a monthly, rather than quarterly, basis.

     There may be times when a Participant may experience a delay in selling Units. This could happen if the HIT receives more redemption requests in a month than it can satisfy by liquidating assets at their market value. The HIT will not liquidate assets at a discount from their market value in order to satisfy redemption requests. This delay would not exceed 120 days beyond the last business day of the month following the HIT's timely receipt of the redemption request, unless the HIT were forced to liquidate the portion of the HIT's assets (up to 10%) which may be invested in investments that cannot be sold within 120 days without a discount from market value. The HIT has never failed to satisfy any redemption request on a timely basis.

     For additional information about selling or redeeming Units, please see "BUYING AND SELLING UNITS IN THE HIT--SELLING OR REDEEMING UNITS" in the Prospectus.
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                         VALUATION OF UNITS

     The price of Units is based on Net Asset Value as of each monthly Valuation Date, which is determined by dividing the value of the HIT's investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

     The HIT uses readily available independent market sources in order to perform the monthly valuation of Mortgage Securities, Treasury, Fannie, Freddie and FHLB Securities and Short-Term holdings. For Mortgage Securities where there is no readily available market value, the HIT has retained an independent firm to determine the market value of such securities. All investments are valued based upon fair market value determined in good faith under procedures approved by the Board of Trustees. In addition, the monthly independent valuation is reviewed by HIT to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such HIT adjustments are reviewed and approved by the independent valuation firm prior to incorporation in the NAV. This process, commonly referred to as "marking to market," ensures that the valuation of the assets in the HIT's portfolio accurately reflects current market value of each investment, based on its unique characteristics. A summary of the current valuation methodology used by the third-party valuation firm, in consultation with HIT management, with respect to various categories of investments is as follows:

SHORT-TERM INVESTMENTS

     Short-Term Investments which mature less than 60 days from the Valuation Date are valued at amortized cost which approximates value. Short-Term Investments in instruments which mature more than 60 days from the Valuation Date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Short-Term Investments in instruments maturing more than sixty days from the Valuation Date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

MORTGAGE SECURITIES AND TREASURY, FANNIE, FREDDIE AND FHLB SECURITIES

     Mortgage Securities, including securities backed by permanent mortgages and construction loans, participation certificates and other mortgage-backed obligations, and Treasury, Fannie, Freddie and FHLB Securities are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury Note), adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the investment being valued as adjusted for other market considerations. The value of Mortgage Securities backed by loans for which the HIT finances the construction and permanent mortgage is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan. For Mortgage Securities backed by construction-only loans, the outstanding principal balance of the underlying loan is used to approximate value, assuming no decline in credit quality.

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STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES, PRIVATELY
CREDIT-ENHANCED MORTGAGE SECURITIES, AND MORTGAGE LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF SUPPORT FROM A STATE OR LOCAL GOVERNMENT AND WHICH MEET SPECIFIED UNDERWRITING CRITERIA

     (1) Public ratings. Obligations which carry a public rating from one or more nationally recognized rating agencies are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable quality, interest rates and maturities.

     (2) No public rating with recourse to issuer and/or with credit enhancement. Obligations which do not carry a public rating but are with recourse to the issuer and/or have the benefit of credit enhancement from a private or public entity are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable yield and term to maturity and of a quality which, in our determination, is most nearly comparable to obligations in any one or more of the following categories:

          (a) obligations which carry a private rating upon which we are entitled to rely shall be valued against securities having comparable public or private ratings;

          (b) obligations which are guaranteed or otherwise secured by the general credit or moral obligation of a state or local government or an agency or instrumentality thereof shall be compared to other publicly sold obligations of the particular state or local government or agency or instrumentality thereof carrying comparable guaranties or security arrangements;

          (c) obligations with respect to which no other publicly sold obligations issued or guaranteed or otherwise secured by a particular state or local government or agency or instrumentality thereof are available (for purposes of determining comparable quality) will be valued as if they were comparable in quality to the lowest rated "investment grade" obligations of the particular issuer with respect to which comparable quotes are available, and if the only obligations of such issuer with respect to which comparable quotes are available are of a grade higher than the lowest rated investment grade, we will make an appropriate discount from quotes on such obligations to reflect a reduction to the lowest rated investment grade; or

          (d) obligations which have credit enhancement provided through a letter of credit, insurance or another form of guaranty provided by a private entity will be valued against other publicly sold obligations having comparable quality credit enhancement.

          (e) obligations with respect to which no publicly sold securities of comparable quality are found in accordance with the foregoing guidelines will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

          The averaging of quotes from dealers may be supplemented by application of the following valuation criteria when, in the opinion of management, the application of such supplemental criteria is warranted or desirable:

                 (i)     discounting of expected future cash flows;

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                (ii)     assessing the nature of the issuer or the entity
providing credit enhancement, as applicable, risks it is subject to, and historical patterns of revenue assessment and collection;

               (iii) assessing tangible book value and financial condition of the issuer or the entity providing credit enhancement, as applicable;

                (iv) assessing revenue history of the issuer or the entity providing credit enhancement, as applicable.

         Obligations with respect to which a notice of redemption has been issued will be valued on the basis of their current market yield and yield to maturity, if we have no reason to believe that payment on the obligations will not be made at the call date. Any obligations (i) which are in default or
(ii) with respect to which one or more underlying assets are in default and there is no mortgage insurance or other credit enhancement available to assure full and timely payment will be valued by management based upon the particular facts and circumstances of the case.

     (3) No public rating without recourse to issuer and without credit enhancement. Obligations which do not carry a public rating, are without recourse to the issuer, and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

     (4) Mortgage loans for projects which have evidence of support from a state or local government and which meet specified underwriting criteria. Obligations which do not carry a public rating and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

CONTINGENT INTEREST LOANS

     Contingent interest mortgage loans bear a base rate of interest at a rate below the market rate for non-contingent interest mortgage loans prevailing at the time the loan was made in return for the right to receive as additional interest a portion of (i) net operating or gross cash flow from operations and/or (ii) proceeds from the sale, refinancing or disposition of the related project. In general, the interest in the early years is lower than would be the case for non-contingent interest mortgage loans, but increases in later years as net operating or gross cash flow increases and/or proceeds of a sale or refinancing are received, and the contingent interest payable in connection therewith is added to the base interest. The HIT, as holder of the contingent interest loan or of an interest therein or of a obligation secured thereby, is entitled to receive the additional interest in excess of the base interest rate. Because the amount of any proceeds from net cash flow cannot be determined in advance, and the amount of any proceeds from a sale or refinancing cannot be determined before a sale or refinancing actually occurs, it is not possible to value the contingent interest feature with precision.

     The values of non-contingent interest mortgage loans are affected primarily by changes in interest rates and secondarily by the performance of the underlying property. With regard to contingent interest mortgage loans, however, the performance of the underlying property becomes a more important determinant of value.

     Contingent interest mortgage loans generally are accounted for by an estimate of the underlying property's value in those circumstances where no

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exchange market exists.  It is possible that the exchange value that would take place between a willing buyer and a willing seller could differ from the estimated value, and that the difference could be significant. The estimated value is determined by an appraisal method that discounts the expected cash flows of the underlying property. During the initial years the investment is carried at outstanding principal amounts plus accrued interest (assuming no inherent credit problems with the underlying property). In later years, as the property matures, we may record appreciation or depreciation in the value of the investment based on whether the performance of the underlying property exceeds or falls short of expectations. As long as the underlying property is projected to generate net operating cash flow at a level which would produce interest above the base rate, the amount of the projected contingent interest obligation is accruable by us throughout the term of the investment. In no event, however, will the carrying value of the underlying property exceed its appraised value at any reporting date.

     Determining the value of underlying properties necessarily requires assumptions and estimates about future events and cash flows of the properties. The HIT intends to engage a qualified MAI appraiser to perform the appraisal of underlying property every five years and to place into effect appropriate procedures to assess the relevance of individual appraisals so that the HIT may update them annually.

     In addition to the valuation methods described above, all investments are reviewed and appropriate adjustments are made to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses and any material impairments in value arising from the specific conditions of investment (e.g., mortgage in default).

                         DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

     Pro rata distributions of net income earned during the preceding month are paid to Participants each month. Such distributions are made in cash. Pursuant to an Internal Revenue Service ruling received by the HIT, a Participant may authorize the HIT automatically to reinvest any dividends to which the Participant is entitled in the HIT in exchange for a corresponding amount of Units, calculated at the Net Asset Value as of the end of the calendar month.

TAX ISSUES

     The Prospectus contains information about the federal income tax considerations applicable to the HIT and certain federal income tax consequences of ownership of Units. Certain supplementary information is presented below.

     The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the HIT (but not Participants) from paying federal income tax on income which is distributed to Participants and permits net capital gains of the HIT (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term and long-term capital losses) to be treated as capital gains of the Participants, regardless of how long Participants have held their Units in the HIT.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the HIT's annual gross income (without reduction for losses from the sale or other disposition of securities) be
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derived from interest, dividends, payments with respect to securities and loans, and gains from the sale or other disposition of securities, loans or interests therein or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the HIT diversify its holdings so that, at the end of each quarter of the taxable year
(i) at least 50% of the market value of the HIT's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the HIT's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the HIT distribute to Participants at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

     The HIT would be subject to a 4% non-deductible excise tax on certain amounts if they are not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The HIT intends to distribute to Participants each year an amount sufficient to avoid the imposition of such excise tax.

     The HIT may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the HIT and is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount earned by the HIT in a taxable year may not be represented by cash, the HIT may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the HIT also may be subject to the market discount rules.

                            PERFORMANCE DATA

     The HIT may periodically include its average annual total return and other total return data in advertisements or information furnished to present or prospective Participants. This performance data is included in the Prospectus. Total return figures are based on the HIT's historical performance and are not intended to indicate future performance. Average annual total return is determined for HIT Units in accordance with formulas specified by the SEC.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses. The HIT's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the HIT at the beginning of each specified period.

     The HIT also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted. Additionally, the HIT may quote gross rates of return, which do not include the deduction of operating expenses.
The gross rates of return are shown for comparison purposes only and do not reflect what an investor would earn on their investment in the HIT.
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
     On occasion, the HIT may compare its performance to that of the Lehman Aggregate Bond Index, other industry indices, averages or data, or other funds with similar investment objectives in marketing materials, reports to
Participants, or other communications.   The following publications, reports,
benchmarks, indices and averages, as well as others, may be discussed or otherwise used in communications: Pension and Investment Performance Evaluation Reporting; Nelson Reporting; Lipper Mutual Fund Performance Analysis; Lipper Mutual Fund Indices; Lehman Brothers Indices; or Salomon Smith Barney Indices. References to financial publications which may discuss the HIT or rate HIT performance over various time periods (such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, Pensions & Investments, etc.) may also be used in communications. The HIT may also reprint and distribute articles from these and other publications. When comparing its performance to a market index, the HIT may refer to various statistical measures derived from the historic performance of the HIT and the index, such as standard deviation and coefficient of correlation. As with other performance data, performance comparisons should not be considered indicative of the HIT's relative performance for any future period.

     The HIT's total return will vary depending on market conditions, the investments comprising the HIT's portfolio, the HIT's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the HIT will fluctuate and a Participant's Units, when redeemed, may be worth more or less than their original cost.

                         GENERAL INFORMATION

SECURITIES OFFERED

     Beneficial interests of the HIT are divided into Units representing equal portions of HIT assets. Rights arising from ownership of Units are set forth in the Declaration of Trust. The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by holders of Units. However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the HIT that equitably belongs to any investor (other than such part as is required to pay the expenses of the HIT) is to be used for any purpose other than the exclusive benefit of the investors. In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the HIT's outstanding Units.

     Each Unit carries the right to vote to elect Trustees, to ratify selection of the auditors for the HIT and to approve changes in investment policy. Each Unit entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in any liquidation of the HIT. No preemptive rights attach to Units; the HIT has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units.

     The majority of jurisdictions in the United States recognize a trust, such as the HIT, as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries of a trust, such as the Participants in the HIT, are not liable for the debts or other obligations of the trust. A few jurisdictions, particularly Texas and Kansas, do not recognize so-called "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT nevertheless does not expect to exclude otherwise eligible investors in Kansas and Texas and other such jurisdictions from investing in Units.

     The Declaration of Trust requires that every written undertaking contain a provision stating that such undertaking is not binding upon any investor personally and that any person, firm, corporation or association dealing with the Trustees shall be limited to satisfying any obligation, liability or covenant of the Trustees out of the HIT property and not out of the personal property of any investor. In most jurisdictions, no personal liability will attach to the holders of Units on any undertaking containing such a provision. However, in those jurisdictions that refuse to recognize the separate status of trusts such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims where the provision referred to above is omitted from the undertaking, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, they would be liable only to the extent that HIT assets and insurance were not adequate to satisfy the claims.

     Units are not transferable and are not assignable. No holder of a Unit has the authority to pledge the Unit as collateral for any loan. The HIT does not issue certificates to evidence ownership of Units. In lieu thereof, Units are issued and redeemed by bookentry and without physical delivery of any securities.

     The HIT may be terminated at any time by the Trustees after notice in writing to all Participants. The Declaration of Trust may be amended or altered at any time by the Trustees.

     Any inquiries or expressions of interest concerning sales transactions should be referred to the Senior Executive Vice President - Marketing, Investor and Labor Relations at HIT headquarters, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

AUDITORS AND FINANCIAL STATEMENTS

     Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103 ("E&Y"), was approved as independent public accountants for the HIT for the fiscal year ending December 31, 2002 by the Participants at the 2002 Annual Meeting of Participants. E&Y will also perform non-audit related services authorized by the HIT's Legal and Audit Committee. The provision of non-audit related services by the HIT's independent public accountants is prohibited absent prior review and authorization of the proposed services by the HIT's Legal and Audit Committee.

     Arthur Andersen LLP, 8000 Towers Crescent Drive, Vienna, VA 22182 audited the financial statements of the HIT at the conclusion of the fiscal year ended 2001, prepared applicable tax returns for the HIT and counseled the officers of the HIT with respect to accounting, taxation and general business matters from time to time.

     All HIT financial statements are prepared in accordance with accounting principles generally accepted in the United States, rules and regulations of the SEC and HUD, as applicable, and are audited annually in accordance with auditing standards generally accepted in the United States, including Government Auditing Standards. As part of the annual audit, the HIT's independent public accountants also review HIT's compliance with applicable HUD regulations, net worth requirements and internal control procedures. The HIT's independent public accountants also issue an annual report on the composite construction requirements and the processes and procedures used to calculate and present performance results in accordance with the Association of Investment Management and Research (AIMR) performance presentation standards.

CUSTODIAN

     Deutsche Bank Trust Corporation (formerly Bankers Trust Company, New York, New York, ("Deutsche Bank") acts as a bank custodian of HIT Mortgage Securities pursuant to a safekeeping agreement dated February 1, 1998, as amended. For providing such safekeeping services, the Bank shall charge the HIT an annual fee of $80,000 in 2002 and $85,000 in 2003.

LEGAL MATTERS

      Certain legal matters in connection with the offering of Units were reviewed for the HIT by Swidler Berlin Shereff Friedman, LLP, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007.

INSURANCE AND BONDING

     As of June, 2002, the HIT maintains perrors and omissions androfessional liability insurance coverage with Executive Risk Indemnity Inc. for $10,000,000 and excess coverage with Executive Liability Underwriters for an additional $10,000,000 (for $20,000,000 of total coverage, pursuant to policies that expire on February 18, 2003) and general liability insurance coverage with Travelers Indemnity Company for $2,000,000 with an umbrella policy for an additional $5,000,000 pursuant to policies that expire on March 24, 2003. The HIT also maintains, in accordance with rule 17g-1 of the Investment Company Act, a Form 14 Financial Institution Bond for $15,000,000 with the Fidelity and Deposit Trust Company of Maryland that expires on May 17, 2003. This bond exceeds the minimum amount required (based on the HIT's assets) under rule 17g-1 of the Investment Company Act. Copies of the HIT's certificates of insurance for these and other miscellaneous policies will be provided upon request. The HIT's insurance policies may be amended or renewed on different terms.

     The HIT's custodian, Deutsche Bank, informed the HIT in April, 2002 that Deutsche Bank, through its parent, Taunus Corporation, maintains financial institution blanket bond coverage for $125 million, excess of a $2 million deductible, primarily underwritten by Chubb, and coverage for physical loss of securities while being held on the premises or transported by custodial employees or designated messengers for $500 million, with Lloyds of London as
lead underwriter.   All of the foregoing policies expire on January 1, 2003.
Deutsche Bank's insurance policies may be amended or renewed on different terms.

PRESS RELEASES AND REPORTS AND OTHER COMMUNICATIONS

      From time to time, the HIT will issue press releases, reports, newsletters or other materials concerning its financing of particular housing projects, its involvement in particular housing development initiatives, its investment in particular geographic areas, its use of union labor in its projects, or its participation in programs to increase opportunities for homeownership. These materials will often be directed at educating prospective real estate developers, housing groups, non-profit organizations, public officials, or the broad labor community concerning the activities of the HIT in these areas. The materials may also contain information about the AFL-CIO Building Investment Trust or the AFL-CIO Urban Development Fund, which are other investment vehicles associated with the AFL-CIO Investment Program.

REPORTS TO PARTICIPANTS

     The HIT sends to all Participants a monthly statement reflecting changes in net asset value, earnings, rates of return and the fair market value of the Participant's holdings following each Valuation Date, and at least semi-annually, reports showing the HIT's portfolio and other information.
The HIT also sends Participants an annual report, containing financial statements audited by independent auditors each year. After the end of each year, Participants will receive Federal income tax information regarding capital gains distributions. From time to time, Participants also receive copies of the HIT's newsletters, reporting on the affairs of the HIT and the other funds associated with the AFL-CIO Investment Program.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the HIT has filed with the SEC, Washington, D.C., under the 1933 Act and the Investment Company Act, to which reference is hereby made.

                        FINANCIAL STATEMENTS

     Reference is hereby made to the Financial Statements of the AFL-CIO Housing Investment Trust for the fiscal year ended December 31,2001, filed with the Securities and Exchange Commission on March 8, 2002 as part of the HIT's 2001 Annual Report, which are incorporated herein by reference. After reasonable efforts, the HIT was unable to obtain a consent from Arthur Andersen to incorporate these Financial Statements. This may limit the ability of Participants to assert claims against Arthur Andersen under Section 11 of the 1933 Act.

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                              APPENDIX A

                 STANDARD & POOR'S DEBT RATING DEFINITIONS

     (Excerpted from Standard & Poor's "Public Finance Criteria," April 2000, pages 6-8, at the Web site: www.standardandpoors.com/ratings).

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.     Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue credit ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     'AAA' An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     'AA' An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
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     'A' An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     'BBB' An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     'BB' An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     'B' An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     'CCC' An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     'CC' An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     'C' A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     'D' An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition for the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                                   A-2
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     'p' The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     'L' The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately credit-enhanced. In the case of certificates of deposit, the 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and predefault interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     'r' The 'r' subscript highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


     'c' The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is reduced below an investment-grade level and/or the issuer's bonds are deemed taxable.

     N.R. Not rated.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on an issuer or issue. Currency repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.



                                 A-3
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                               APPENDIX B

     STANDARD & POOR'S STATE HOUSING FINANCE AGENCIES TOP TIER CRITERIA

     (Excerpted from Standard & Poor's "Public Finance Criteria," April 2000, pages 253-254, at the Web site: www.standardandpoors.com/ratings).

     State housing finance agencies ("HFAs") represent an important presence in the municipal bond market, with over $70 billion of debt outstanding. Agencies generally have long histories of debt issuance and have funded over
1.7 million mortgage loans for low-to-moderate income buyers of single family homes and 850,000 units of rental housing. Many agencies have built up a considerable level of expertise in all areas of finance, development, and portfolio management. Because of their prudent and conservative approach and many successful years of bond issuance, many HFAs have built up significant fund balances in their own general funds or under various bond resolutions.

     Standard & Poor's has given varying levels of credit support to an HFA's managerial and financial resources, particularly if an agency has a proven track record in these areas. For example, an HFA may benefit from Standard & Poor's blended rating methodology for investments rated below the bond rating. To determine if an HFA is eligible for this flexibility, Standard & Poor's considers:

     - Issuer's managerial and financial support,
     - Magnitude and duration of exposure to lower-rated credit,
     - Purpose of investment or credit support, and
     - Portfolio performance and cash flow strength of the bond program.

     The financial community has long recognized the value added from a state HFA's managerial and financial expertise supporting its bonds. Standard & Poor's top-tier designation formally recognizes superior agencies in this regard. The ICR takes this assessment further for any HFA that desires a formal evaluation of its capabilities. The ICR is an evaluation of an issuer's ability to meet all of its general obligations (GOs) and does not apply to any specific debt obligation.

     Rated state HFAs use their ICRs to lend support to financings that may not be ratable based on the underlying collateral. In addition, the ICR provides HFAs with financial flexibility, for endeavors such as real estate risk, construction risk, credit enhancement for bond issues, and self-insurance funds. External evaluators, such as U.S. government agencies, credit enhancers, and government-sponsored enterprises, also look to GO ratings, the ICR, and top-tier evaluations as ways to assess the overall credit quality of an agency.

     Standard & Poor's believes that most state HFAs have the capacity to receive an investment-grade ICR. Standard & Poor's uses a comprehensive analysis to evaluate the ability of an agency's capital base to absorb loan losses. This analysis ultimately determines if the agency and its assets are of sufficient quality and liquidity to support the GO rating, ICR, or the top-tier designation.

TOP TIER CRITERIA

     The top-tier designation is Standard & Poor's recognition of an agency's history of superior portfolio management and underwriting, depth of financial resources, and prudent investment policies. Standard & Poor's expects top-tier agencies to meet the financial thresholds and have the highest level of performance in the categories described below:
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     Years issuing bonds. Standard & Poor's looks at the continuity of management and the agency's ability to resolve difficult situations in the face of changing legislatures, changing governors, and changing economic cycles over a 10-to-15-year period.

     Unrestricted fund balances. Top-tier agencies are expected to maintain unrestricted assets (leverage ratio) equal to at least 4% of total debt with an amount at least equal to 2% of mortgages held in liquid assets (liquidity ratio). The HFA's willingness and ability to access these funds to support rated debt are analyzed carefully.

     Administrative capabilities. Standard & Poor's evaluates all systems and procedures affecting the credit quality of the agency's debt, including servicer reviews, as well as the agency's ability to handle servicing on its own, portfolio oversight, claims filing, foreclosure, and REO.

     Investment policy. Standard & Poor's focuses on the investment of all funds, including restricted and unrestricted fund balances, as well as funds held under various bond programs. Closely examined are the agency's derivative position and the reasons for investing in these instruments.

     Internal controls/financial management. The agency's ability to generate all financial reports internally and to produce disclosure reports and cash flows on each bond program annually is evaluated.

     Portfolio quality. Standard & Poor's evaluates the performance of an agency's single family loan portfolio in comparison with the national and state averages compiled by the Mortgage Bankers Association (MBA). The status of each pool of loans is reviewed, including loan to value ratios, delinquency trends, losses and gains on the sale of REO properties or claims settlement, and performance and credit quality of insurance providers. On the multifamily loan side, Standard & Poor's reviews project occupancy levels, debt service coverage ratios, and status of workouts and defaults.

     State support. Standard & Poor's looks for a historical and ongoing positive relationship with state government and strong support of the agency's programs.







                                    B-2
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
                               APPENDIX C

            STANDARD & POOR'S HFA GO DEBT AND STATE HFA ISSUER
                          CREDIT RATING CRITERIA

     (Excerpted from Standard & Poor's "Public Finance Criteria," April 2000, pages 254-258, at the Web site: www.standardandpoors.com/ratings).

HFA GO DEBT

     HFAs traditionally have issued mortgage revenue bonds ("MRBs") backed by mortgage loan collateral, with additional security of the agency's general obligation ("GO") pledge and/or the state's moral obligation pledge. However, agencies may issue housing bonds rated based on the agency's GO pledge. Standard & Poor's rating criteria permit housing issuers to leverage their unrestricted resources by issuing MRBs backed by the GO pledge in addition to the mortgage collateral (secured HFA GO debt). They also can use those resources by issuing unsecured HFA GO debt similar to corporate debentures (unsecured HFA GO debt). The HFA GO pledge is a highly viable security for bondholders, since the pledge essentially consists of the unrestricted assets available to an agency. Because of this characteristic, the issue rating is typically based on the agency's Issuer Credit Rating ("ICR") instead of the quality or quantity of the pledged assets, if any. Agencies that do not have GO debt outstanding or do not plan on issuing debt backed by their GO pledge may still maintain an ICR, a top-tier designation, or both.

HFA GO DEBT RESERVE LEVELS

     Liquidity and credit reserves are not generally required to be pledged to bond issues that are secured by and rated based on an HFA's GO pledge. In certain situations, such as variable-rate demand obligations, pledged liquidity reserves may be required for the rating. This reserve ensures that the agency will not be forced to liquidate an investment under adverse market conditions to pay debt service or honor tenders. To ensure that the agency is reserving for the assets financed by the bonds, Standard & Poor's reserves through its capital adequacy calculations for the agency (see below). The reserve calculations use "notched down" credit and liquidity loan loss amounts for financed mortgage loans or, in the case of debentures, maximum annual debt service on the bonds. All assumed reserve amounts are subtracted from the agency's actual unrestricted equity reserves. This reserve methodology allows issuers to leverage their GO pledge through assumed future earnings while also ensuring a measured amount of available coverage.

STATE HFA ICR CRITERIA

     Standard & Poor's analytical approach to assessing an ICR for a state HFA takes market, as well as agency-specific, risks into account, particularly when evaluating how an agency generates revenues and what factors could adversely affect its ability to service its GO debt. ICRs may be assigned as short-term ratings, long-term ratings, or both, depending on the financing needs of the issuer.

     In assigning HFA ICRs, Standard & Poor's assesses the stability and level of agency capital available to absorb loan losses, as well as the quality and liquidity of its assets. ICRs entail a review of the elements of the top-tier criteria, as well as a more in-depth assessment of capital adequacy, management, and the agency's relationship with state government. Economic factors endemic to the state in which the agency operates also are considered in light of the agency's financial position and the loan portfolio.

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     One might expect Standard & Poor's analysis of a state HFA to be analogous to its analysis of a financial institution, such as a commercial thrift. However, the institutions are quite different. Thrifts experienced wide mismatches between the maturities of assets and liabilities, which led to substantial losses in the 1980s. They also registered losses, reflecting severe asset quality problems. In addition, thrifts have depositors and make lending decisions based on profit and dividends for shareholders.

     Unlike thrifts, state HFAs have the luxury of matching the maturities of their assets and liabilities by issuing tax-exempt debt, thereby minimizing their interest-rate exposure. Agency assets consist primarily of mortgage loans for single family homeownership and rental housing for low- and moderate-income individuals and families. The relatively low tax-exempt interest rates and access to federal, state, and local housing assistance programs provide the necessary subsidy to create high-quality, below-market-rate loans. In addition, state HFAs serve the public and, therefore, are answerable to state legislatures. The public nature of state HFAs makes the autonomy of their management and security of general fund balances an important credit consideration.

     An ICR brings with it the added burden of better disclosure and more uniform accounting practices. For example, an HFA commercial paper rating, which is based on the ICR, requires a minimum of quarterly reporting to Standard & Poor's to maintain the outstanding ratings. Therefore, state HFAs must be mindful of the additional responsibility an ICR confers and how that responsibility may affect their housing programs.

     Standard & Poor's evaluates the capacity and willingness of state HFAs to repay GO debt by examining six basic analytical areas:

     - State economy;
     - Legislative mandate;
     - Management;
     - Asset quality;
     - Earnings quality, and capital adequacy; and
     - Debt levels.

ECONOMY

     The state's economic base is a critical element in determining how the housing market will perform and has a direct impact on the agency's asset quality and overall financial performance. The general characteristics and strengths of an agency are assessed relative to local and national economic factors. This includes evaluating the impact of changes in demand for housing, the impact of changing regulatory and legislative environment for low- and moderate-income housing, and the state's dependence on specific industries and how that may affect the agency's mortgage portfolio.

     The key economic factor in Standard & Poor's analysis is the demand for the state's housing stock. This is directly affected by the employment base in the region and the desirability of the area to current and potential employers and residents. Therefore, factors to be considered include:

     - Composition by employment sector -- manufacturing, trade, construction, services, government, and agriculture;

                                    C-2
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     - Concentration in major employers or reliance on particular industries;
       Employer commitment to the state -- importance of state facilities and employees to the overall strategy of the employers, business development plans, age of plant, and industry prospects;
     - Employment trends and quality of the local labor force; and Regional economic patterns to assess relative gains in employment and income growth.

LEGISLATIVE MANDATE

     The importance that a state government places on housing -- homeownership and rental -- can be a significant rating factor. Standard & Poor's needs to be assured that the long-term viability of the agency has the full support of the governor and state legislature. Security of agency fund balances and continued management autonomy are essential. However, in many instances, much of the initial funding for the agencies may have been provided by the state, and key members of the agencies may have been appointed by the governor or the legislature.

     Unlike commercial banks, mortgage finance corporations, and S&Ls, state HFAs face political pressures. Therefore, Standard & Poor's prefers to see operations insulated from the political process.

     The key to this analysis is the ability to identify detractors of the authority, if there are any, and find bipartisan support for the authority's programs. This can be demonstrated by a history of legislative approvals of annual budgets, special programs, additional funding, housing legislation, and so forth. Also, the autonomy of the management team, ideally, should be unaffected by gubernatorial and legislative elections. The agency also should anticipate the housing needs of the legislatures' constituents and continue to develop programs to address them.

MANAGEMENT

     Standard & Poor's initially assesses the operating performance of the state HFA under consideration, focusing on organization, philosophy, strategies, and administrative procedures. The agency should have a long track record so that Standard & Poor's can assess the continuity of management and the agency's ability to resolve difficult situations over its operating history. Also evaluated are the agency's administrative capabilities as to degree of portfolio oversight, loan servicing capability, planning procedures, and computerization. This analysis incorporates Standard & Poor's top-tier criteria for internal controls and administrative capabilities.

     Next, financial management is considered through historical financial performance, as well as the experience and qualifications of financial personnel and overall management. Major aspects of financial management that are considered include the structure of debt, knowledge of and response to interest-rate movements, management of cash and other assets, and financial reporting. Although some aspects of financial management, such as cash flow generation, may be contracted out, effective management includes active review and oversight of all financial operations. Reliance on financial advisers without a strong knowledge of the intricacies of financing techniques is viewed negatively.

     Standard & Poor's looks at the methodology used by management in evaluating interest-rate risk, its tolerance for such risk, and the degree to which it measures and reacts to interest-rate changes. Interest rates

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directly affect the competitiveness of the agency's product -- mortgages.  The ability to issue tax-exempt debt allows an agency to finance mortgages to first-time home buyers at rates below the conventional market. Therefore, the spread between tax-exempt and taxable bond yields directly affects the agency's ability to provide below-market mortgage rates.

     A state HFA's accounting quality, both historical and current, also is reviewed. This includes the quality of external auditor's opinion, use of generally accepted accounting principles, the impact of accounting for mergers and acquisitions, asset and liability valuations, recognition of income, pension liabilities, and accounting for asset sales and hedge transactions.

KEY FINANCIAL RATIOS

     The following are some of the ratios Standard & Poor's uses in analyzing the financial performance and earnings quality of state HFAs. While many other ratios may be incorporated on a case-by-case basis, these ratios provide a benchmark for comparison among other state HFAs.

PROFITABILITY RATIOS

     Return on average assets is the most comprehensive measure of an agency's performance. However, when evaluating return on assets, it is necessary to examine both the amount and quality of the reported earnings. Net interest income margin measures the most important source of quality earnings-net interest income. The ratio is affected by the volume and type of earning assets, as well as the cost of funds. Key to continued profitability is an agency's ability to manage its net interest margin.

LEVERAGE RATIOS

     Adjusted unrestricted assets to total debt, adjusted unrestricted assets to total GO debt, total equity to assets and total equity and reserves to total loans measure an agency's capital base available to promote investor confidence and absorb operating deficiencies. GO debt to total debt (GO debt exposure ratio) measures the extent to which an agency has leveraged its GO pledge. It is a good indicator of the potential dispersion of an agency's unrestricted assets to support GO debt.

LIQUIDITY RATIOS

     Total loans to assets and total investments to assets measure an agency's ability to access funds for short-term demands.

ASSET QUALITY RATIOS

     Nonperforming assets to total loans, net charge-offs to nonperforming assets, loan-loss reserves to loans, and loan-loss reserves to nonperforming assets measure the diversity and quality of an agency's portfolio of earning assets. Net charge-offs are an indication of the actual loss experience of the mortgage portfolio, while loan-loss reserves should be adequate to absorb those losses. In light of the fact that HFAs cannot levy taxes or raise user fees, the assessment of asset quality, in tandem with earnings quality, is of paramount importance in determining an appropriate ICR. Indeed, asset quality and earnings indicators indicate the potential resources available to support the HFA's GO pledge. This is important even for HFAs that have no GO debt outstanding. Many HFAs have built up considerable equity under general funds and under bond indentures through historical asset performance beyond

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structuring assumptions used at the time of debt issuance.  Many agencies have significant control of these assets under general and limited obligation resolutions. In order to determine the likelihood of asset accumulation over time and the likelihood of availability, Standard & Poor's evaluates the quality of the agency's mortgage collateral, focusing on portfolio size, dwelling type, loan types, payment characteristics, mortgage insurance and guarantees, loan underwriting criteria, and location. The agency's loan portfolio performance is measured against comparable state agency and MBA delinquency statistics to determine relevant performance. Also, historical losses are measured to determine the affect on fund balances.

     Standard & Poor's also evaluates the quality of the agency's investment portfolio. In many instances, investments make up a significant portion of an agency's asset base. In general, Standard & Poor's analysis focuses on the investment of fund balances, restricted and unrestricted, as well as bond funds. The analyst reviews the amount of funds being invested, who manages the money, how daily investment decisions are made, and what type of guidelines are in place. The agency's investments should meet Standard & Poor's standard permitted investment guidelines and be rated as high as the agency's ICR. Principal protection and liquidity should be the primary goals of a state HFA's investment policy. In August 1994, Standard & Poor's added its 'r' symbol to certain highly volatile derivatives and hybrid securities to alert investors that these instruments may experience dramatic fluctuations in value because of market rather than credit factors. Standard & Poor's traditional debt ratings address credit risk, which is the ability of the issuer to pay debt service on time and in full. The 'r' symbol addresses noncredit risks, such as market, liquidity, and structural risks. Investments with such noncredit risks are inverse floaters, range floaters, dual index floaters, riskier CMO tranches, and derivatives tied to equity and commodity prices. These 'r' subscripted investments are not considered qualified investments for state HFA programs.

     Standard & Poor's is concerned with how a state HFA manages its interest-rate risk. In some instances, derivative products may be appropriate under certain circumstances. Certain derivatives can add significant leverage to an issuer's portfolio and make the portfolio highly sensitive to changing interest rates. Most state HFAs understand that reverse repurchase agreements and security lending programs can add leverage, especially if they borrow short through reverse repurchase agreements and invest in long-term securities. However, several derivative securities have imbedded leverage that may not be apparent to the investor. Examples of such products are POs, IOs, inverse floaters, Z-bonds, and Sub PACs bonds. An agency with a large percentage of volatile derivative securities would prompt a review. Standard & Poor's might lower the agency's ICR if the issue or issuer's liquidity is weak or is unable to withstand portfolio losses due to rise in interest rates. Prudent investment policies of state HFAs specify the types of derivatives allowed for bond and general funds.

     In general, Standard & Poor's considers how municipal issuers are managing their assets. Since derivative positions can change instantaneously, it is impossible to monitor their exposure on an ongoing basis. Therefore, as a rating agency, Standard & Poor's must feel comfortable that a municipal issuer, such as a state HFA, has specific guidelines and systems in place to manage its exposure to derivative products and interest-rate volatility. Prudent investment policies of state HFAs should specify the types of derivatives allowed for bond and general funds. Also, if the HFA board permits derivatives, the appropriate systems should be in place to monitor and

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manage the risks associated with derivatives.  Also, it is important that state HFAs have checks and balances in place to ensure that the investment guidelines and policies are being followed. Examples of minimum checks and balances include board or committee oversight, frequent marking to market; and an independent third-party audit of the portfolio.

     Also, if an HFA invests in intergovernmental pools, the boards of the pools also can further the goal of principal protection and liquidity by using the same guidelines outlined for state HFA bond and general funds. Standard & Poor's does not prohibit unrated LGIP as a bond or general fund investment. However, such a public rating on the investment fund would provide the initial and ongoing disclosure information that Standard & Poor's reviews in the normal course of issuing the associated rating. In general, Standard & Poor's would view investment funds with money-market ratings in 'AAAm' categories from Standard & Poor's Managed Fund Group as having the safety and liquidity characteristics to become a qualified investment.

EARNINGS QUALITY, FINANCIAL STRENGTH, AND CAPITAL ADEQUACY

     The ability of an HFA to generate strong and consistent financial revenues is vital to the support of its GO debt. Although most of an agency's revenues are restricted under bond resolutions, most agencies have considerable flexibility with their general funds and for interfund asset transfers and residual liens under secured bond resolutions.

     In order to gauge earnings quality, financial performance for the past five years is reviewed, with emphasis placed on any notable fluctuations. A premium is placed on consistency of performance. However, one bad year is not necessarily a negative factor, unless it signifies the beginning of a permanent shift.

     Standard & Poor's uses income statement analysis to evaluate revenue sources, cost controls, and profitability in tandem with a balance sheet analysis of liquidity, capitalization, and asset quality as discussed above. Both approaches require further evaluation of an agency's cash accumulation levels, types of investments, interfund borrowing, historical use of debt, loan loss reserves, REO, net charge-offs, equity, and quality of unrestricted fund balances. In addition, Standard & Poor's reviews the most recent budgets of the state HFA, relying on the aforementioned income statement and balance sheet analysis. While financial performance and asset quality are important, these measures must be viewed in conjunction with the other rating factors -- the economy, management, debt levels, and the agency's relationship with the state.

     Standard & Poor's gauges capital adequacy in conjunction with earnings quality in determining an HFA's ICR. There are three principal ratios that Standard & Poor's uses to measure an HFA's capital adequacy:

     - Adjusted unrestricted assets to total debt outstanding (leverage ratio);
     - Adjusted unrestricted assets to total GO debt outstanding (GO leverage ratio); and
     - GO debt exposure (GO debt to total debt outstanding).

     Adjustments are made by Standard & Poor's to an agency's unrestricted assets based on the level of reserves needed to support GO debt and surpluses available from secured bond resolutions that are available for transfer to the agency's general fund. The "adjusted" unrestricted assets position is then

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divided by total debt and GO debt (rating dependent) in order to gauge the level of assets available all bondholders and GO bondholders.

     GO debt exposure is indicative of an agency's willingness or need to leverage its GO pledge. The ratio is a good measure of the potential dispersion of an agency's unrestricted assets in the event a call to the agency is required for debt service on GO debt. The ratio is derived by dividing GO debt (rating dependent) by total agency debt outstanding. Exposure is classified as low (0%-24%), low-to-moderate (25%-49%), moderate-to-high (50%-74%), and high (75%-100%). The GO debt exposure ratio is used as a companion ratio to the two leverage ratios.

     For agencies that have low or nonexistent GO debt exposure, Standard & Poor's assumes a prudent level of increased issuance in order to provide the agency with future flexibility under its housing programs. For agencies with GO debt, the GO debt exposure ratio is increasingly important principally because of the imbedded reserve leverage inherent to HFA GO debt structures. Standard & Poor's is concerned with an increasing GO debt exposure ratio in conjunction with a deterioration in unrestricted assets, as measured by the leverage ratios and the GO debt leverage ratio. Ultimately, any prolonged and significant increase in risk (GO debt exposure) without an attendant decrease in leverage may be cause for a downgrade of the agency's ICR and associated debt issues. Conversely, declining GO debt exposure and decreasing leverage (increased leverage ratios) bode well for improved credit quality over the longer term.

DEBT LEVELS

     The structural characteristics and type of debt obligations that an HFA issues impact the reasonableness of an agency's earnings quality and capital adequacy measures. Because HFAs are generally highly leveraged entities, an agency's GO debt philosophy -- as it relates to the other five ICR rating factors -- is a crucial determinant of credit quality. If an HFA serves as a conduit and issues limited or special obligation bonds backed only by mortgages, risk associated with debt repayment is unlikely to pose risk to the HFA's unrestricted assets. Similarly, if an agency issues GO debt that is not rated based on the agency's credit, this structure also would indicate that risk to the agency is minimal. However, in cases where an agency has GO debt that relies on the agency for ultimate credit support, risk to the agency is potentially increased. Risk increases since debt rated based on an HFA's GO pledge indicates that bondholders may have to rely on the HFA's unrestricted funds for full and timely debt repayment at the issuer's rating level. Standard & Poor's refers to this risk as GO debt exposure. This exposure may be quantified through the GO debt exposure ratio as discussed above.




                                    C-7
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                               APPENDIX D

                 THOMSON BANKWATCH RATING CHARACTERISTICS

A Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

B A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

B/C Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

C Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

C/D While still considered an acceptable credit, the company has some meaningful deficiencies. Its ability to deal with further deterioration is less than that for better-rated companies.

D Company's financials suggest obvious weaknesses, most likely created by asset quality considerations and/or a poorly structured balance sheet. A meaningful level of uncertainty and vulnerability exists going forward. The ability to address further unexpected problems must be questioned.

D/E Company has areas of major weakness which may include funding and/or liquidity difficulties. A high degree of uncertainty exists as the company's ability to absorb incremental problems.

E Very serious problems exist for the company, creating doubt as to its continued viability without some form of outside assistance - regulatory or otherwise.


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                       PART C:  OTHER INFORMATION

ITEM 23. EXHIBITS:

     (a)     Copies of the charter as now in effect:

     Declaration of Trust as amended through May 29, 2002. Incorporated by reference to the same document filed as Exhibit 1 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 37 and the Investment Company Act of 1940 (Amendment No.40), Registration No. 2-78066, as filed with the SEC on June 28, 2002.

     (b) Copies of the existing by-laws or instruments corresponding thereto:

     Rules and Regulations as amended through March 15, 1990. Incorporated by reference to the same document filed as Exhibit 2 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No. 2-78066, as filed with the SEC on April 27, 2001.

     (c)     Instruments defining Rights of Security Holders:

     Reference is made to Articles V and VI of the Registrant's Declaration of Trust, as amended, filed as Exhibit 1 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 37 and the Investment Company Act of 1940 (Amendment No.40), Registration No. 2-78066, as filed with the SEC on June 28, 2002. Reference is made to Article II of the Registrant's Rules and Regulations, as amended. Incorporated by reference to the same document filed as Exhibit 2 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No. 2-78066, as filed with the SEC on April 27, 2001.

     (d) Copies of all investment advisory contracts relating to the management of the assets of the HIT:

     Amended and Restated Investment Advisory Agreement dated May 22, 2000 with Wellington Management Company, LLP. Incorporated by reference to the same document filed as Exhibit 5 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 33 and the Investment Company Act of 1940 (Amendment No.36), Registration No.2-78066, as filed with the SEC on May 31, 2000.

     (e) Copies of each underwriting or distribution contract between the HIT and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers:

     (Not applicable)

     (f) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the HIT in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof:

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      (1)     Summary of AFL-CIO Staff Retirement Plan dated November, 1999.
Incorporated by reference to the same document filed as Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (2) AFL-CIO Housing Investment Trust 401(k) Retirement Plan, effective as of October 1, 1996. Incorporated by reference to the same document filed as Exhibit 7(c) of the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 25) and the Investment Company Act of 1940 (Amendment No. 28), Registration No. 2-78066, as filed with the SEC on April 30, 1997.

     (2)(a) First Amendment dated November 1, 1999 to the AFL-CIO Housing Investment Trust 401(k) Retirement Plan, effective as of October 1, 1996. Incorporated by reference to the same document filed as Exhibit 4 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (2)(b) Second Amendment dated February 15, 2000 to the AFL-CIO Housing Investment Trust 401(k) Retirement Plan. Incorporated by reference to the same document filed as Exhibit 5 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (2)(c) Third Amendment dated April 7, 2000 to the AFL-CIO Housing Investment Trust 401(k) Retirement Plan, effective as of October 1, 1996. Incorporated by reference to the same document filed as Exhibit 6 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (2)(d) Fourth Amendment dated June 23, 2000 to the AFL-CIO Housing Investment Trust 401(k) Retirement Plan, effective as of October 1, 1996. Incorporated by reference to the same document filed as Exhibit 7 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (2)(e) Fifth Amendment dated September 26, 2000 to the AFL-CIO Housing Investment Trust 401(k) Retirement Plan, effective as of October 1, 1996. Incorporated by reference to the same document filed as Exhibit 8 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (g)     Copies of all custodian agreements and depository contracts under
Section 17(f) of the Investment Company Act, with respect to securities and similar investments of the HIT, including the schedule of remuneration:

     (1) Master Custodian Agreement with Bankers Trust Company dated February 1, 1998. Incorporated by reference to the same document filed as Exhibit 8 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933

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Post-Effective Amendment No. 30 and the Investment Company Act of 1940
(Amendment No.33), Registration No.2-78066, as filed with the SEC on March 5, 1999.

     (1)(a) Amendment to the Fee Schedule dated December, 2000 of the Master Custodian Agreement with Bankers Trust Company dated February 1, 1998. Incorporated by reference to the same document filed as Exhibit 9 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (h) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement:

     (Not applicable)

     (i) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid, and non-assessable:

     Opinion letter and written consent of Swidler Berlin Shereff Friedman, LLP, dated July 29, 2002 is filed as Exhibit 1 to this Registration Statement.

     (j) Copies of any other opinions, appraisals, or rulings, and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act:

     (Not applicable)

     (k) All financial statements omitted from Item 22 of Part B: (Not applicable)

      (l) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the HIT, the underwriter, adviser, promoter, or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling:

     (Agreements for Advances, executed September 24, 1981, September 25, 1981, October 19, 1981 and April 16, 1982, previously submitted, have expired.)

     (m) Copies of any plan entered into by the HIT pursuant to Rule 12b-1 under the Investment Company Act, which describes all material aspects of the financing of distribution of the HIT's shares, and any agreements with any person relating to implementation of such plan:

     Plan for Distribution as amended through December 7, 1999. Incorporated by reference to the same document filed as Exhibit 15 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 32 and the Investment Company Act of 1940 (Amendment No.35), Registration No.2-78066, as filed with the SEC on May 1, 2000.


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     (n) Copies of any plan entered into by the HIT pursuant to Rule 18f-3, any agreements with any person relating to implementation of such plan, and any amendment to the plan or an agreement.

     (not applicable)

     (o) Reserved

     (p) Copies of any code of ethics adopted under Rule 17j-1 and currently applicable to the Fund (including codes of its investment advisers)

          (1) The HIT Code of Ethics. Incorporated by reference to the same document filed as Exhibit 12 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (2) The Wellington Management Company, LLP Code of Ethics. Incorporated by reference to the same document filed as Exhibit 13 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

     (q)     Other Exhibits:

     (1) Powers of Attorney for Trustees Sweeney, Fleischer, Chavez-Thompson, Latimer, Stanley, Hanley, Hurt, Spear, Ravitch, Maddaloni, Monroe, Stern, Trumka and Wiegert. Incorporated by reference to the same documents filed as Exhibit 18(a) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 32 and the Investment Company Act of 1940 (Amendment No.35), Registration No.2-78066, as filed with the SEC on May 1, 2000.

     (2) Powers of Attorney for Trustees Flynn, O'Sullivan and Sullivan. Incorporated by reference to the same documents filed as Exhibit 18(c) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 33 and the Investment Company Act of 1940 (Amendment No.36), Registration No.2-78066, as filed with the SEC on May 30, 2000.

     (3) Power of Attorney for Trustee O'Connor. Incorporated by reference to the same document filed as Exhibit 4 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 35 and the Investment Company Act of 1940 (Amendment No.38), Registration No. 2-78066, as filed with the SEC on August 30, 2001.

     (4) Powers of Attorney for Executive Officers Coyle, Arnold, Kanovsky and Roark. Incorporated by reference to the same documents filed as Exhibit 18(b) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 32 and the Investment Company Act of 1940 (Amendment No. 35), Registration No. 2-78066, as filed with the SEC on May 1, 2000.

     (5) Powers of Attorney for Executive Officers Fitzgerald and Khatchadourian. Incorporated by reference to the same documents filed as
Exhibit 14 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.
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
     (6) Powers of Attorney for Executive Officers Kamiat and Wiggins. Incorporated by reference to the same document filed as Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 36 and the Investment Company Act of 1940 (Amendment No.39), Registration No. 2-78066, as filed with the SEC on April 30, 2002.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 4.8 of the HIT's Declaration of Trust (see Exhibit
(a) under "Exhibits" above), each Trustee and officer and each former Trustee and officer shall be indemnified against fines, judgments, amounts paid in settlement and expenses, including attorney's fees, actually and reasonably incurred in connection with any pending or threatened criminal action, civil suit or administrative or investigative proceeding (any "matter") against him or her arising by reason of the fact that he or she is or was a Trustee or officer of the HIT, or by reason of actions taken by him or her as such Trustee or officer, if it is found that his or her liability does not result from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct"). The finding that liability does not arise from disabling conduct may be made in a final decision by a court or other body before which the matter giving rise to the expense or liability was brought or, in the absence of such a decision, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the HIT as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to such matter ("disinterested non-party trustees") or (b) an independent legal counsel in a written opinion. Expenses of the kind eligible for indemnification may be paid as incurred by a Trustee or officer in advance of final disposition of a matter upon receipt of an undertaking by the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification hereunder if
(a) the indemnitee provides security for his or her undertaking, (b) the HIT is insured for losses arising by reason of any lawful advances or (c) a majority of a quorum of disinterested non-party Trustees or independent legal counsel (in a written opinion) determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Section 4.8 is intended to provide indemnification to Trustees and officers to the full extent permitted by law and is to be construed and enforced to that extent.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The principal business address of Wellington Management Company, LLP ("Wellington Management") is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. A list of the business, profession, vocation or employment of a substantial nature that Wellington Management, and each director, officer or partner of Wellington Management, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee follows.


-------------------------------------------------------------------------------------------------
Name and Position With
Investment Adviser                   Name of Other Company     Connection With Other Company
-------------------------------------------------------------------------------------------------
Kenneth Lee Abrams
  Partner                                    --                                --

Nicholas Charles Adams
  Partner                                    --                                --

Rand Lawrence Alexander
  Partner                                    --                                --

Deborah Louise Allinson
  Partner                         Wellington Trust Company, NA             Vice President

Steven C. Angeli
  Partner                                    --                                --

James Halsey Averill
  Partner                                    --                                --

John F. Averill
  Partner                         Wellington Hedge Management, Inc.        Vice President

Karl E. Bandtel
  Partner                         Wellington Global Administrator, Ltd.    Sr. Vice President
                                  Wellington Global Holdings, Ltd.         Sr. Vice President
                                  Wellington Hedge Management, Inc.        Sr. Vice President

Mark James Beckwith
  Partner                                     --                                --

James A. Bevilacqua
  Partner                         Wellington Hedge Management, Inc.         Sr. Vice President
                                  Wellington Global Holdings, Ltd.          Sr. Vice President
                                  Wellington Global Administrator, Ltd.     Sr. Vice President

Kevin J. Blake
  Partner                                     --                                 --

William Nicholas Booth
  Partner                                     --                                 --

Michael J. Boudens
  Partner                          Wellington Global Administrator, Ltd.    Sr. Vice President
                                   Wellington Hedge Management, Inc.        Sr. Vice President

Paul Braverman
  Partner                          Wellington Global Administrator, Ltd.    Treasurer
                                   Wellington Global Holdings, Ltd.         Treasurer
                                   Wellington Hedge Management, Inc.        Treasurer
                                   Wellington International Management      Director
                                     Company Pte Ltd.
                                   Wellington Management Global             Treasurer
                                     Holdings, Ltd.
                                   Wellington Management International, LLP Partner & CFO
                                   Wellington Sales Corporation             President & Treasurer
                                   Wellington Trust Company, NA             Vice President &
                                                                            Treasurer/Cashier

Robert A. Bruno
  Partner                                        --                                 --

Maryann Evelyn Carroll
  Partner                                        --                                 --

William R.H. Clark
  Partner                          Wellington International Management
                                      Company Pte Ltd.                      Managing Director

-------------------------------------------------------------------------------------------------
Name and Position With
Investment Adviser                   Name of Other Company     Connection With Other Company
-------------------------------------------------------------------------------------------------
Pamela Dippel
  Partner                          Wellington Trust Company, NA             Vice President

Scott M. Elliott
  Partner                                      --                                  --

Robert Lloyd Evans
  Partner                                      --                                  --

Lisa de la Fuente Finkel
  Partner                           Wellington Global Administrator, Ltd.    Sr. Vice President &
                                                                             Director
                                    Wellington Global Holdings, Ltd.         Director
                                    Wellington Hedge Management, Inc.        Sr. Vice President
                                    Wellington Luxembourg S.C.A.             Supervisory Board
                                    Wellington Management Global
                                       Holdings, Ltd.                        Director
                                    Wellington Sales Corporation             Sr. Vice President
                                                                             & Director

Mark T. Flaherty
  Partner                           Wellington Trust Company, NA             Vice President

Charles Townsend Freeman
  Partner                                        --                                 --

Laurie Allen Gabriel
  Managing Partner                  Wellington Global Administrator, Ltd.     Sr. Vice President
                                    Wellington Hedge Management, Inc.         Sr. Vice President
                                                                              & Director
                                    Wellington Trust Company, NA              Vice President

John Herrick Gooch
  Partner                           Wellington Global Administrator, Ltd.     Director
                                    Wellington Global Holdings, Ltd.          Director
                                    Wellington Hedge Management, Inc.         President
                                    Wellington Management Global              Director
                                       Holdings, Ltd.
                                    Wellington Management International, LLP  Partner
                                    Wellington Trust Company, NA              Vice President &
                                                                              Director
Nicholas Peter Greville
  Partner                           Wellington Global Administrator, Ltd.     Sr. Vice President
                                    Wellington International Management       Director
                                      Company Pte Ltd.
                                    Wellington Management International, LLP  Partner

Paul J. Hamel
  Partner                            Wellington Trust Company, NA             Vice President

Lucius Tuttle Hill, III
  Partner                                         --                                --

Jean M. Hynes
  Partner                                         --                                --

Paul David Kaplan
  Partner                            Wellington Global Administrator, Ltd.     Director
                                     Wellington Global Holdings, Ltd.          Director
                                     Wellington Management Global
                                          Holdings, Ltd.                       Director
Lorraine A. Keady
  Partner                            Wellington Hedge Management, Inc.         Sr. Vice President
                                     Wellington Trust Company, NA              Vice President,
                                                                               Trust Officer

John Charles Keogh
  Partner                            Wellington Trust Company, NA              Vice President

-------------------------------------------------------------------------------------------------
Name and Position With
Investment Adviser                   Name of Other Company         Connection With Other Company
-------------------------------------------------------------------------------------------------
George Cabot Lodge, Jr.
  Partner                            Wellington Global Admini-             Sr. Vice President
                                        strator, Ltd.
                                     Wellington Hedge Management, Inc.     Sr. Vice President

Nancy Therese Lukitsh
  Partner                            Wellington Global Administrator, Ltd. Sr. Vice President
                                     Wellington Hedge Management, Inc.     Sr. Vice President
                                     Wellington Trust Company, NA          Vice President &
                                                                            Director

Mark Thomas Lynch
  Partner                                       --                                 --

Mark D. Mandel
  Partner                                       --                                 --

Christine Smith Manfredi
  Partner                            Wellington Global Administrator, Ltd.  Sr. Vice President
                                     Wellington Global Holdings, Ltd.       Sr. Vice President
                                     Wellington Hedge Management, Inc.      Sr. Vice President
                                     Wellington Trust Company, NA           Vice President

Earl Edward McEvoy
  Partner                                        --                                  --

Duncan Mathieu McFarland
  Managing Partner                   Wellington Global Administrator, Ltd.    Director
                                     Wellington Global Holdings, Ltd.         Director
                                     Wellington Hedge Management, Inc.        Chairman & Director
                                     Wellington International Management      Director
                                        Company Pte Ltd.
                                     Wellington Management Global             Director
                                        Holdings, Ltd.
                                     Wellington Management International, LLP Partner
                                     Wellington Trust Company, NA             Vice President &
                                                                              Director
Paul Mulford Mecray III
  Partner                                         --                                --

Matthew Edward Megargel
  Partner                                         --                                --

James Nelson Mordy
  Partner                                         --                                --

Diane Carol Nordin
  Partner                             Wellington Global Administrator, Ltd.   Sr. Vice President
                                      Wellington Hedge Management, Inc.       Sr. Vice President

Stephen T. O'Brien
  Partner                                         --                                --

Andrew S. Offit
  Partner                                         --                                --

Edward Paul Owens
  Partner                                         --                                --

Saul Joseph Pannell
  Partner                                         --                                --

Thomas Louis Pappas
  Partner                                         --                                --

-------------------------------------------------------------------------------------------------
Name and Position With
Investment Adviser                   Name of Other Company          Connection With Other Company
-------------------------------------------------------------------------------------------------
Jonathan Martin Payson
  Partner                       Wellington Global Admini-             Chairman & Director
                                   strator, Ltd.
                                Wellington Global Holdings, Ltd.      Chairman & Director
                                Wellington Management Global          Chairman & Director
                                  Holdings, Ltd.
                                Wellington Sales Corporation          Sr. Vice President
                                Wellington Trust Company, NA          President, Chairman of the
                                                                      Board, Director

Philip H. Perelmuter
  Partner                                  --                                 --

Robert Douglas Rands
  Partner                                  --                                 --

Eugene Edward Record, Jr.
  Partner                        Wellington Trust Company, NA          Vice President

James Albert Rullo
  Partner                                  --                                  --

John Robert Ryan
  Managing Partner               Wellington Hedge Management, Inc.     Director

Joseph Harold Schwartz
  Partner                                  --                                  --

James H. Shakin
  Partner                                  --                                  --

Theodore Shasta
  Partner                                  --                                  --

Binkley Calhoun Shorts
  Partner                                  --                                  --

Scott E. Simpson
  Partner                                  --                                  --

Trond Skramstad
  Partner                                  --                                  --

Catherine Anne Smith
  Partner                                   --                                 --

Stephen Albert Soderberg
  Partner                                   --                                 --

Eric Stromquist
  Partner                                   --                                 --

Brendan James Swords
  Partner                          Wellington Global Administrator, Ltd.    President & Director
                                   Wellington Global Holdings, Ltd.         President & Director
                                   Wellington Hedge Management, Inc.        Sr. Vice President
                                   Wellington Management Global             President & Director
                                      Holdings, Ltd.

Harriett Tee Taggart
  Partner                                     --                                --

Perry Marques Traquina
  Partner                                     --                                --

Gene Roger Tremblay
  Partner                                     --                                --

Michael Aaron Tyler
  Partner                                     --                                --


-------------------------------------------------------------------------------------------------
Name and Position With
Investment Adviser                 Name of Other Company           Connection With Other Company
-------------------------------------------------------------------------------------------------
Mary Ann Tynan
  Partner                       Wellington Luxembourg S.C.A.       Supervisory Board
                                Wellington Management Inter-       Partner & Compliance Officer
                                  national, LLP
                                Wellington Sales Corporation       Sr. Vice President, Clerk
                                                                   & Director
                                Wellington Trust Company, NA       Vice President & Trust Officer

Nilesh P. Undavia
  Partner                       Wellington Global Holdings, Ltd.   Vice President

Clare Villari
  Partner                                  --                                  --

Ernst Hans von Metzsch
  Partner                       Wellington Global Administrator, Ltd. Sr. Vice President
                                Wellington Global Holdings, Ltd.      Sr. Vice President
                                Wellington Hedge Management, Inc.     Sr. Vice President

James Leland Walters
  Partner                       Wellington Global Administrator, Ltd. Deputy Chairman & Director
                                Wellington Global Holdings, Ltd.      Deputy Chairman & Director
                                Wellington International Management   Director
                                  Company Pte Ltd.
                                Wellington Luxembourg S.C.A.          Supervisory Board
                                Wellington Management Global          Deputy Chairman, Sr. Vice
                                   Holdings, Inc.                     President & Director
                                Wellington Sales Corporation          Sr. Vice President, Assist-
                                                                      ant Clerk & Director
                                Wellington Trust Company, NA          Trust Counsel & Director

Kim Williams
  Partner                                     --                                  --

Itsuki Yamashita
  Partner                       Wellington International Management

     Please note the principal business address for Wellington Hedge Management, Inc., Wellington Management International, LLP, Wellington Sales Corporation and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.


ITEM 27. PRINCIPAL UNDERWRITERS.

     None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act and Rules 31a-1 to 31a-3 thereunder are maintained in the possession of the Chief Executive Officer of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

ITEM 29. MANAGEMENT SERVICES.

     None.

ITEM 30. UNDERTAKINGS.

     None.

                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia on the 29th day of July, 2002.

                                     AMERICAN FEDERATION OF LABOR AND
                                     CONGRESS OF INDUSTRIAL ORGANIZATIONS
                                     HOUSING INVESTMENT TRUST

                                     By:           *
                                         ------------------------------
                                         Stephen Coyle
                                         Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of July, 2002:

            *
-----------------------------
Richard Ravitch
Chairman

            *
----------------------------
Linda Chavez-Thompson
Union Trustee

            *
----------------------------
Edward C. Sullivan
Union Trustee

            *
----------------------------
Francis X. Hanley
Union Trustee

            *
----------------------------
Frank Hurt
Union Trustee

            *
----------------------------
John J. Flynn
Union Trustee


            *
----------------------------
Martin J. Maddaloni
Union Trustee

            *
----------------------------
Michael E. Monroe
Union Trustee

            *
----------------------------
Jeremiah J. O'Connor
Union Trustee

            *
---------------------------
Terence M. O'Sullivan
Union Trustee

             *
---------------------------
Andrew Stern
Union Trustee

             *
---------------------------
John Sweeney
Union Trustee

             *
---------------------------
Richard L. Trumka
Union Trustee

             *
---------------------------
Alfred J. Fleischer
Management Trustee


             *
---------------------------
George Latimer
Management Trustee

             *
---------------------------
Tony Stanley
Management Trustee

             *
---------------------------
Marlyn J. Spear
Management Trustee

             *
---------------------------
Patricia F. Wiegert
Management Trustee

             *
--------------------------
Stephen Coyle
Chief Executive Officer (Principal
Executive Officer)


            *
-------------------------
Michael M. Arnold
Senior Executive Vice President
Marketing, Investor and Labor Relations



            *
-------------------------
Eileen Fitzgerald
Chief Investment Officer -
Single Family Finance

            *
-------------------------
Helen R. Kanovsky
Chief Operating Officer

            *
-------------------------
Walter Kamiat
General Counsel

            *
-------------------------
Erica Khatchadourian
Executive Vice President -
Finance and Administration


            *
--------------------------
Patton H. Roark, Jr.
Executive Vice President - Investments;
and Portfolio Manager


            *
--------------------------
Stephanie Wiggins
Chief Investment Officer
Multifamily Finance

* Helen R. Kanovsky, by signing her name hereto, signs this document on behalf of each of the persons so indicated above pursuant to powers of attorney duly executed by such person and either previously filed with the SEC or filed herewith as Exhibit 3.


                                /s/ Helen R. Kanovsky
                                ---------------------------------
                                    Helen R. Kanovsky

                                INDEX TO EXHIBITS

     1. Opinion letter and consent of Swidler Berlin Shereff Friedman, LLP dated July 29, 2002.